As filed with the Securities and Exchange Commission on April 30, 2007

                     REGISTRATION FILE NOS. 2-17226, 811-994

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933              [X]

PRE-EFFECTIVE AMENDMENT NO.                                          [ ]

POST-EFFECTIVE AMENDMENT NO. 80                                      [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [X]
AMENDMENT NO. 42 [X]

                             BURNHAM INVESTORS TRUST

               (Exact Name of Registrant as Specified in Charter)

                     1325 AVENUE OF THE AMERICAS, 26TH FLOOR
                            NEW YORK, NEW YORK 10019
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code (800) 874-FUND

                                 JON M. BURNHAM
                     1325 AVENUE OF THE AMERICAS, 26TH FLOOR
                            NEW YORK, NEW YORK 10019
                     (Name and Address of Agent for Service)

                                    COPY TO:

                             LEONARD A. PIERCE, ESQ.
                  WILMER, CUTLER, PICKERING, HALE AND DORR LLP
                                 60 STATE STREET
                           BOSTON, MASSACHUSETTS 02109

It is proposed that this filing will become effective (check appropriate box):

[x] immediately upon filing pursuant to paragraph (b)
[ ] on (date) pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of Rule 485

May 1, 2007

PROSPECTUS

BURNHAM FUND

BURNHAM FINANCIAL SERVICES FUND

BURNHAM FINANCIAL INDUSTRIES FUND

                           THE BURNHAM FAMILY OF FUNDS
BURNHAM LONG/SHORT EQUITY FUND

BURNHAM SMALL CAP VALUE FUND

BURNHAM U.S. GOVERNMENT MONEY MARKET FUND

As with all mutual funds, the Securities and Exchange Commission does not approve or disapprove these shares or say whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

                         [BURNHAM INVESTORS TRUST LOGO]

[LOGO]

                                TABLE OF CONTENTS

THE FUNDS
Profiles of the principal strategies and risks of each fund

THE INVESTMENT
ADVISER.....................................................................43

YOUR ACCOUNT
Instructions and information on investing in the funds

FINANCIAL HIGHLIGHTS
Fund Performance Data

WHERE TO GET MORE INFORMATION ......................................BACK COVER

                        Each of the Burnham funds has its
                      own risk profile, so be sure to read
                        this prospectus carefully before
                         investing in any of the funds.

                       Mutual funds are not bank accounts
                           and are neither insured nor
                       guaranteed by the FDIC or any other
                       government agency. An investment in
                       any mutual fund entails the risk of
                                  losing money.

THE BURNHAM FAMILY OF FUNDS

Burnham Asset Management Corporation (the "adviser") and Burnham Securities Inc.
(the "distributor") were founded in 1989.

The Burnham Investors Trust (the "Trust") offers flexibility to investors. All the funds share Burnham's fundamental philosophy of prudent investment and risk management through all phases of the economic cycle.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related statement of additional information (the
"SAI"), in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the funds or the distributor. This prospectus and the related SAI do not constitute an offer by the funds or by the distributor to sell shares of the funds to or to buy shares of the funds from any person to whom it is unlawful to make such an offer.

Class B shares of each fund are not currently being offered to investors.
Current holders of Class B shares of the Burnham Fund and the Burnham Financial
Services Fund may continue to reinvest dividends in additional Class B shares of their fund.

                                  BURNHAM FUND

TICKER SYMBOL     BURHX (CLASS A)
                  BURIX (CLASS B)
                  BURJX (CLASS C)

[GRAPHIC OMITTED]

PORTFOLIO MANAGER

Jon M. Burnham has had primary day-to-day responsibility for the fund's portfolio since 1995. Mr. Burnham is President, Chief Executive Officer and
Chair of the board of trustees of the Trust and the Chair and Chief Executive
Officer of the adviser and distributor. The SAI provides additional information about the portfolio manager's compensation, other accounts under management and ownership of securities in the fund.

IS THIS FUND FOR YOU?

Burnham Fund is best suited for investors who:

- Want the relative stability of investments in large-capitalization companies with some of the growth opportunities of smaller companies

- Seek capital growth with a focus on risk management

- Are investing for the long-term

The fund may not be appropriate for investors who:

- Are worried about the possibility of sharp price swings and market declines

- Are interested in earning current income

- Are not investing for the long-term

THE FUND SEEKS CAPITAL APPRECIATION, MAINLY LONG-TERM. INCOME IS GENERALLY OF
LESSER IMPORTANCE, MEANING THAT IT IS A SECONDARY GOAL.

MAIN STRATEGIES

The fund pursues its goals by investing in a diverse portfolio of common stocks.
The fund will invest predominately in large-capitalization companies.

HOW THE FUND SELECTS SECURITIES

In managing the fund's stock portfolio, the manager uses sector research, which focuses on selecting the industries the fund will invest in (E.G., top-down research). The fund seeks to reduce risk by diversifying across many different industries and economic sectors. In the past, the fund has tended to favor the following sectors:

- Consumer Discretionary

- Consumer Staples

- Energy

- Financial Services

- Industrials

- Information Technology

- Utilities

The fund may emphasize different sectors in the future.

In selecting individual stocks, the manager looks for companies that appear to have the following characteristics:

- Potential for sustained operating and revenue growth of at least 10% per year

- Product leadership and strong management teams that focus on enhancing shareholder value

- Companies with histories of paying regular dividends

- Securities that appear undervalued by the market or that seem to be poised to benefit from restructuring or similar business changes

Although the fund typically favors large "blue-chip" companies, it will consider opportunities in small and medium-capitalization companies that meet its selection criteria.

OTHER INVESTMENTS

The fund may also invest in debt securities of any maturity, duration or credit quality (including junk bonds) from any government or corporate issuer. The fund generally invests in short to medium-term corporate bonds and maintains an average portfolio credit rating of A.

The fund may invest without limit in U.S. dollar-denominated securities of
non-U.S. companies but may invest only up to 15% of its total assets in non-dollar denominated securities of non-U.S. companies. The fund may make limited investments in derivative instruments. Derivatives are a type of investment whose value is based on other securities or market indices.

Under normal conditions, the fund intends to remain fully invested. In extraordinary circumstances, the fund may invest extensively in cash or short-term investment grade debt securities. In such circumstances, the fund would be assuming a temporary defensive position and would not be pursuing its primary goal.

The fund may lend its portfolio securities to further enhance investment returns. These loans are secured by the delivery to the fund of cash collateral, which may be invested in short-term debt securities and money market instruments.

MAIN RISKS

The main risk of the fund is a downturn in the stock market, and particularly in stocks of large-capitalization companies. The fund's investments in debt securities will generally fall in value when interest rates rise.

Any of the following situations could cause the fund to lose money or underperform in comparison with its peer group:

- Any of the categories of securities that the fund emphasizes --
  large-capitalization stocks or particular sectors -- could fall out of favor with the market

- Companies in the fund's portfolio could fail to achieve earnings estimates or other market expectations, causing their stock prices to drop

- The fund's management strategy or securities selection methods could prove less successful than anticipated

- Investments in derivatives could magnify any of the fund's gains or losses

- A bond issuer could be downgraded in credit rating or go into default. The risk of default and the price volatility associated with it are greater for junk bonds than for bonds of investment grade issuers

- If any of the fund's bonds are redeemed substantially earlier or later than expected, the fund's performance could suffer

- If the fund lends portfolio securities, there is a risk that the borrower may fail to return the securities. As a result, the fund may incur a loss or, in the event of a borrower's bankruptcy, may be delayed in, or prevented from, liquidating the collateral

SECURITIES OF NON-U.S. COMPANIES. Investing in securities of non-U.S. companies, including depositary receipts of non-U.S. companies, typically involves more risks than investing in securities of U.S. companies. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the fund and affect its share price. These may include:

-  Unfavorable changes in currency exchange rates
-  Negative political and economic developments

-  Less regulated trading practices

-  Limited availability of information
-  Limited markets

These risks are magnified for foreign investments in less developed countries, sometimes referred to as emerging markets. These countries are more likely to experience higher levels of inflation, deflation or currency devaluation than developed countries, which can harm their economies and securities markets and increase volatility.

ENERGY SECTOR CONCENTRATION RISK. The fund may hold a large concentration of investments within the energy sector. Accordingly, the fund could be disproportionately affected by events affecting the energy sector. Events affecting the energy sector may include the following:

- Changes in national and international economic and political conditions
- Companies in the energy sector may fall out of favor
- Concentration of investments may increase the volatility of the value of the fund's investments

DEFINITION OF LARGE-CAPITALIZATION STOCKS

Large-capitalization stocks (commonly known as "blue-chip") are usually issued by well-established companies. These companies generally maintain a sound financial base and offer a variety of product lines and businesses. As compared with smaller-capitalization companies, securities of large companies historically have involved less market risk and lower long-term market returns.
Their stock prices tend to rise and fall less dramatically than those of smaller-capitalization companies.

The fund considers a stock to be a large-capitalization stock if its total market capitalization (E.G. ,the value of all of its outstanding shares) is $9.3 billion or more.

PAST PERFORMANCE

The chart and table below describe the fund's performance history, as represented by the performance of Class A shares. All mutual funds present this information so that you can compare funds more readily. Bear in mind that past performance (before and after taxes) is not a guarantee of future performance.

The bar chart shows the fund's annual total returns for the last ten years.
Returns for the fund's single best and single worst quarters give some indication of how widely short-term performance has varied. The returns in the chart do not include the effect of Class A shares' front-end sales charges.
These figures would be lower if they reflected such sales charges.

RETURN FOR CLASS A SHARES

                           [PERFORMANCE GRAPH OMITTED]


1997      1998       1999     2000      2001       2002       2003      2004       2005     2006
24.74%    22.08%     32.71%   2.07%     (14.26)%   (23.14)%   21.60%    7.01%      5.55%    8.11%


BEST QUARTER:   22.82% IN 4th QUARTER OF 1999
WORST QUARTER:  (14.97)%  IN 3rd QUARTER OF 2002

AVERAGE ANNUAL RETURNS

The table presents the fund's average annual returns over 1, 5 and 10 years for
Class A and Class B shares, and 1 year and since inception for Class C shares, along with those of recognized U.S. common stock and bond indices. The fund's performance figures assume that all distributions were reinvested in the fund.
The performance calculations reflect the deduction of the maximum sales charges and annual class operating expenses.

For the following periods ending 12/31/2006                 1 year            5 years    10 years/Since Inception

CLASS A SHARES

         Return Before Taxes                                 2.70%            1.63%             6.72%

         Return After Taxes on Distributions (1) (2)         1.41%            0.66%             5.01%

         Return After Taxes on Distributions
         and Sale of Fund Shares (1) (2) (3)                 3.27%            1.14%             5.09%

CLASS B SHARES

         Return Before Taxes (4)                             2.36%            1.60%             6.45%

CLASS C SHARES

         Return Before Taxes (4)                             6.32%             N/A              7.37%*

Standard & Poor's 500 INDEX                                 15.79%             6.19%            8.42%
(reflects no deduction of fees, expenses or taxes)

Morningstar Large Cap Blend Average                         14.13%             6.11%            7.99%
(reflects no deduction of fees, expenses and taxes)


The Standard & Poor's 500 Index ("S&P 500 Index") includes the common stocks of
500 large U.S. companies. The Morningstar Large Cap Blend category consists of equity mutual funds that invest primarily in large U.S. companies whose earnings are expected to increase. The Morningstar Large Cap Blend Average and S&P 500
Index performance are shown for comparative purposes. Both are unmanaged.

* The inception date for Class C was April 30, 2004.

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.

(2) Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k)
plans or individual retirement accounts ("IRAs").

(3) Where the return after taxes on distributions and sale of fund shares is higher than the return before taxes, it is due to realized losses. If realized losses occur upon the sale of fund shares, the capital loss is recorded as a tax benefit, which increases the return.

(4) The after-tax returns are shown only for Class A shares; after-tax returns for Class B and Class C shares will vary.

FEES AND EXPENSES

The table below describes the fees and expenses you could expect as an investor in this fund. SHAREHOLDER FEES are one-time expenses charged directly to you.
ANNUAL CLASS OPERATING EXPENSES come out of class assets, and are reflected in each class's total return.


FEE TABLE

                                                                       Class A          Class B           Class C

SHAREHOLDER FEES
fees paid directly from your investment

Maximum front-end sales charge (load)                                  5.00% (1)        NONE              NONE
% of offering price

Maximum contingent deferred sales charge                               NONE (2)         5.00%(3)          1.00%(4)
% of offering price or the amount you
receive when you sell shares, whichever is less

Maximum short-term redemption fee (5)                                  2.00%            2.00%             2.00%
% of redemption proceeds

ANNUAL CLASS OPERATING EXPENSES
expenses that are deducted from class assets

Management fees (6)                                                    0.60%            0.60%             0.60%
Distribution (12b-1) fees (6) (7)                                      0.25%            1.00%             1.00%
Other expenses (6)                                                     0.56%            0.56%             0.56%
Acquired fund fees and expenses (8)                                    0.04%            0.04%             0.04%
                                                                       -----            -----             -----

----------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL CLASS OPERATING EXPENSES (6) (8)                          1.45%            2.20%             2.20%

Fee waivers and/or expense reimbursements (6)                         (0.02)%          (0.02)%           (0.02)%
                                                                       ------           -----             -----
Net annual class operating expenses (6)                                1.43%            2.18%             2.18%
                                                                       =====            =====             =====


(1) Lower front-end sales charges for Class A shares may be available for purchases in excess of $50,000.

(2) Certain purchases of Class A shares will not be subject to a front-end sales charge but will be subject to a contingent deferred sales charge if the shares are redeemed within 2 years after purchase. See "Choosing a Share Class" below.

(3) Declines over 6 years from 5.00% to 0%.

(4) On Class C shares redeemed less than 1 year after purchase.

(5) The redemption fee applies to shares redeemed (either by selling or exchanging into another fund) within 30 days after purchase. The fee is withheld from redemption proceeds and retained by the fund.

(6) The adviser and the distributor have contractually agreed to waive all or a portion of their management fees and Rule 12b-1 fees, respectively, and the adviser has contractually agreed to reimburse certain expenses, to the extent required to reduce the total annual class operating expenses to 1.39%, 2.14% and
2.14% of the average daily net assets attributable to Class A, Class B and Class
C shares, respectively. In accordance with the contractual expense limitation agreement, the adviser will not reimburse the fund for certain expenses, such as interest, taxes, brokerage commissions and other transaction costs, capitalized expenditures, acquired fund fees and expenses, short sale dividends, and extraordinary expenses not incurred in the ordinary course of the fund's business (I.E., litigation, indemnification). For more information, see "The
Investment Adviser." This expense limitation agreement will terminate on April
30, 2008 unless it is renewed by all parties to the agreement. Prior to May 1,
2007, a voluntary expense limitation was in place. The information in the fee table has been restated to reflect the current contractual expense limitation.

(7) Because Rule 12b-1 fees are paid out of class assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying sales charges.

(8) The ratios of Annual Class Operating Expenses in this table do not match to the ratios of expenses to average net assets in the "Financial Highlights"
section of the prospectus (the "Expense Ratios") because the Expense Ratios reflect the operating expenses of the fund and do not include ratios of Acquired fund fees and expenses. Acquired fund fees and expenses are expenses incurred indirectly by the Burnham Fund as a result of its investment in other funds.

EXAMPLE

This example shows what you could pay in expenses over time. To help you compare this fund's expenses with those of other funds, the example uses the same hypothetical assumptions as other mutual fund prospectuses:

- $10,000 original investment
- 5% annual return
- No changes in operating expenses
- Reinvestment of all dividends and distributions

- This example does give effect to the contractual expense reimbursement for 1 year only

                                1 year     3 years    5 years    10 years
-----------------------------------------------------------------------------
Class A                         $638       $934       $1,251     $2,147
Class B with redemption         $721       $986       $1,378     $2,343
Class B without redemption      $221       $686       $1,178     $2,343
Class C with redemption         $321       $686       $1,178     $2,532
Class C without redemption      $221       $686       $1,178     $2,532


Because actual returns and expenses may be different, this example is for comparison purposes only. For Class A shares, expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. The 10 year figures for Class B shares assume the conversion to Class A shares after eight years.

UNDERSTANDING SHAREHOLDER FEES

The following definitions may be helpful in understanding shareholder fees.

FRONT-END SALES CHARGE

An amount charged for the sale of some fund shares, usually sold by a broker or sales professional. A sales charge or load is reflected in the asked or offering price.

ASKED OR OFFERING PRICE

The price at which the fund's shares may be purchased. The asked or offering price includes the current net asset value plus any sales charge.

CONTINGENT DEFERRED SALES CHARGE

A fee imposed when shares are redeemed during the first few years of ownership.
Please refer to "Choosing a Share Class" for further information on alternative purchase arrangements.

SHORT-TERM REDEMPTION FEE

A fee imposed when shares are redeemed within 30 days of ownership. The fee is paid to the fund and is intended to compensate the fund and its remaining shareholders for the costs associated with short-term investors.

UNDERSTANDING FUND EXPENSES

The following definitions may be helpful in understanding fund expenses.

MANAGEMENT FEES

Fees paid to the adviser for the supervision of the fund's investment program.

RULE 12B-1 FEES

Pursuant to Rule 12b-1, under the Investment Act of 1940, as amended (the "1940
Act"), mutual funds may use some of their assets to pay commissions to brokers, other marketing expenses and shareholder service fees. You should take 12b-1 fees into account when choosing a fund and share class.

OTHER EXPENSES

Fees paid by the fund for miscellaneous items such as transfer agency, custodian, administration, professional and registration fees.

                         BURNHAM FINANCIAL SERVICES FUND

TICKER SYMBOL     BURKX (CLASS A)
                  BURMX (CLASS B)
                  BURNX (CLASS C)

SUBADVISER

Mendon Capital Advisors Corp. is a registered investment adviser incorporated in the State of Delaware. The subadviser has been providing investment advisory services that focus on the financial services industry since 1996 and has served as the fund's investment subadviser since its inception in 1999.

[GRAPHIC OMITTED]

PORTFOLIO MANAGER

Anton Schutz has had primary day-to-day responsibility for the fund's portfolio since its inception in 1999. Mr. Schutz is the President of Mendon Capital
Advisors Corp. The SAI provides additional information about the portfolio manager's compensation, other accounts under management and ownership of securities in the fund.

IS THIS FUND FOR YOU?

Burnham Financial Services Fund is best suited for investors who:

- Are investing for the long-term

- Believe that the financial services sector offers attractive long-term growth opportunities

- Wish to increase their exposure to small and medium capitalization companies within the financial services sector

- Seek potential for more rapid capital growth than might be achieved in a sector-diversified fund

- Are comfortable with increased price volatility

The fund may not be appropriate for investors who:

- Are worried about the possibility of sharp price swings and market declines

- Are interested in earning current income

- Do not wish to invest in a concentrated portfolio of financial services companies

- Are not investing for the long-term

The fund's goal is non-fundamental and may be changed without shareholder approval upon 60 days' prior notice.

THE FUND SEEKS CAPITAL APPRECIATION.

MAIN STRATEGIES

The fund pursues its goal by investing at least 80% of its assets in stocks of
U.S. companies, primarily with less than $9.3 billion in market capitalization, that are in the financial services sector. (The Burnham Financial Industries
Fund, which is also described in this prospectus, invests primarily in financial services companies without regard to market capitalization. Accordingly, the average market capitalization of the Burnham Financial Industries Fund's portfolio is expected to be higher than the average market capitalization of this fund's portfolio.) The fund considers all of the following as part of the financial services sector:

- Regional and money center banks

- Insurance companies

- Home, auto and other specialty finance companies

- Securities brokerage firms and electronic trading networks


- Investment management and advisory firms

- Publicly traded, government-sponsored financial intermediaries, such as Fannie
  Mae or Freddie Mac

- Thrift and savings banks

- Financial conglomerates

- Foreign financial services companies

- Electronic transaction processors for financial services companies

- Real estate investment trusts

- Depository institutions

- Any company that derives at least 50% of its revenues from doing business with financial services companies, such as financial software companies

HOW THE FUND SELECTS SECURITIES

In selecting stocks, the fund's manager uses a combination of growth and value strategies. The manager seeks growth stocks of companies with the following characteristics:

- Capable management

- Attractive business niches

- Sound financial and accounting practices

- Demonstrated ability to sustain growth in revenues, earnings and cash flow

The manager also looks for opportunities to purchase value stocks of companies that appear to be:

- Undervalued based on their balance sheets or individual circumstances

- Temporarily distressed

- Poised for a merger or acquisition

Although the fund may invest in companies of any size, it typically focuses on those with market capitalizations of less than $9.3 billion. The fund generally intends to invest in U.S. companies and U.S. dollar denominated securities issued by non-U.S. companies (such as depositary receipts), but it may also invest up to 15% of its total assets in non-U.S. dollar denominated securities issued by non-U.S. companies. The fund may also invest in initial public offerings ("IPOs") of securities.

The manager constructs the fund's portfolio using both a top-down and bottom-up analysis. Examples of top-down analysis include the study of interest rates, credit trends and other macroeconomic factors that broadly affect the financial services sector. Examples of bottom-up analysis include industry screens, sell-side company research reports, company models and other fundamental research that are used to construct the fund's portfolio on a stock-by-stock basis. In addition to its own fundamental research, the manager relies on a broad information network to gather data and to find potential investments. This network includes buy-side and sell-side research analysts, portfolio managers of both mutual funds and hedge funds, management teams at companies and other industry contacts. Using both a top-down and bottom-up analysis, the manager attempts to identify how various financial services sub-sectors and the individual companies therein will move in reaction to market events. Every potential investment is evaluated by weighing its potential for gain against its associated risks. Because of the way the manager constructs the fund's portfolio, there may be times when the fund's investments are focused in one or more financial services sub-sectors and/or a limited number of regions of the
U.S.

OTHER INVESTMENTS

The fund may invest up to 20% of its total assets in:

- Companies outside the financial services sector

- Debt securities of any maturity, duration, or credit rating (including junk bonds) from any government or corporate issuer, U.S. or foreign

The fund may use derivatives (a type of instrument whose value is determined by reference to the value or the change in value of one or more securities, indices or other financial instruments) to hedge against market changes or as a substitute for securities transactions. It may also use derivatives in attempts to profit from anticipated market and security movements.

Under normal conditions, the fund intends to remain fully invested. In extraordinary circumstances, the fund may invest extensively in cash or short-term investment-grade debt securities. In such circumstances, the fund would be assuming a temporary defensive position and would not be pursuing its primary goal.

In pursuing its investment objective, the manager may from time to time purchase securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for potential gain. These special situations might arise when the manager believes a security could increase in value for a variety of reasons, including a change of management, an extraordinary corporate event, or a temporary imbalance in the supply of, or demand for, the securities.

The fund may lend its portfolio securities to further enhance investment returns. These loans are secured by the delivery to the fund of cash collateral, which may be invested in short-term debt securities and money market funds.

MAIN RISKS

The main risks of the fund are the performance of the stock market, especially the stocks of financial services companies, and to a lesser degree, the level of interest rates. Because the fund concentrates its investments in one sector of the economy, investors should expect greater volatility than in a fund that invests across several sectors.

Any of the following situations could cause the fund to lose money or underperform in comparison with its peer group:

- An adverse event could disproportionately affect the financial services sector

- Changing interest rates could reduce the profitability of certain types of companies in the financial services sector. For example, increasing interest rates increase the cost of financing to, and may reduce the profitability of, certain financial services companies

- Financial services companies and companies with less than $9.3 billion in market capitalization could fall out of favor, causing the fund to underperform funds that focus on other types of stocks

- Companies in the fund's portfolio could fail to achieve earnings estimates or other market expectations, causing their stock prices to drop

- The fund's management strategy or securities selection methods could prove less successful than anticipated

- Investments in derivatives could magnify any of the fund's gains or losses

- A bond issuer could be downgraded in credit quality or go into default. The risk of default and the price volatility associated with it are greater for junk bonds than for bonds of investment grade users

- If any of the fund's bonds are redeemed substantially earlier or later than expected, the fund's performance could suffer

- If the fund lends portfolio securities, there is a risk that the borrower may fail to return the securities. As a result, the fund may incur a loss or, in the event of a borrower's bankruptcy, may be delayed in, or prevented from, liquidating the collateral

SECURITIES OF NON-U.S. COMPANIES. Investing in securities of non-U.S. companies, including depositary receipts of non-U.S. companies, typically involves more risks than investing in securities of U.S. companies. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the fund and affect its share price. These may include:

-  Unfavorable changes in currency exchange rates
-  Negative political and economic developments

-  Less regulated trading practices

-  Limited availability of information
-  Limited markets

These risks are magnified for foreign investments in less developed countries, sometimes referred to as emerging markets. These countries are more likely to experience higher levels of inflation, deflation or currency devaluation than developed countries, which can harm their economies and securities markets and increase volatility.

SMALL AND MID-CAPITALIZATION COMPANIES. The fund may invest in the securities of companies with small and mid-capitalizations, which can involve greater risk and the possibility of greater portfolio volatility than investments in securities of large capitalization companies. Historically, stocks of small and mid-capitalization companies and recently organized companies have been more volatile in price than those of the larger market capitalization companies.
Among the reasons for the greater price volatility is the lower degree of liquidity in the markets for such stocks. Small and mid-sized companies may have limited product lines and financial resources and may depend upon a limited or less experienced management group. The securities of small capitalization companies trade in the over-the-counter markets or on regional exchanges and may not be traded daily or in the volume typical of trading on a national securities exchange, which may make these securities more difficult to value and to sell.

IPO RISK. The fund may invest in IPOs. The purchase of IPO shares may involve high transaction costs and may involve the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. IPO shares are subject to market risk and liquidity risk. When the fund's asset base is small, a significant portion of the fund's performance could be attributable to investments in IPOs because such investments would have a magnified impact on the fund. As the fund's assets grow, the effect of the fund's investments in
IPOs on the fund's performance probably will decline, which could reduce the fund's performance.

PORTFOLIO TURNOVER. The portfolio turnover rate measures the frequency with which the fund sells and replaces its securities within a given period. The fund has had a high portfolio turnover rate. High turnover can increase the fund's transaction costs, thereby lowering its returns. It also may increase your tax liability. The fund's portfolio turnover rates are shown in the financial highlights table.

WHY INVEST IN COMPANIES IN THE FINANCIAL SERVICES SECTOR?

SIZE OF SECTOR
The manager believes that the financial services sector is broad enough to attract value in any combination of economic, credit and interest rate environments. There are over 40,000 firms in the financial services industry.

DEMOGRAPHICS
The largest consumers of financial services tend to be those in the 45 to 64 age group, which is projected to grow significantly over the next 20 years, leading to greater demand for financial products.

CONSOLIDATION
The manager believes that the current consolidation trend in the financial services sector presents investment opportunities through the identification of potential sellers.

STRONGER CASH FLOW
Many financial services companies generate strong free cash flows that can be used to increase shareholder value through share repurchase programs, acquisitions and higher dividends.

SPECIALIZATION
Financial service providers are "unbundling" financial products to meet customer needs, which provides potential profit opportunities and the opportunity for financial service providers to expand their markets.

PAST PERFORMANCE

The chart and table below describe the fund's performance history, as represented by the performance of Class A shares. All mutual funds present this information so that you can compare funds more readily. Bear in mind that past performance (before and after taxes) is not a guarantee of future performance.

The bar chart shows the fund's annual total returns for each full calendar year since inception. Returns for the fund's single best and single worst quarters give some indication of how widely short-term performance has varied. The returns in the chart do not include the effect of Class A shares' front-end sales charges. These figures would be lower if they reflected such sales charges.

RETURN FOR CLASS A SHARES

                           [PERFORMANCE GRAPH OMITTED]

2000       2001        2002        2003         2004       2005      2006
52.78%     29.28%      17.55%      40.66%       13.13%     0.37%     17.02%

BEST QUARTER:  26.51% IN 3rd  QUARTER OF 2000
WORST QUARTER:  (5.82)% IN 1st  QUARTER OF 2005


AVERAGE ANNUAL RETURNS

The table presents the fund's average annual returns over 1 and 5 years and since inception for Class A and Class B shares and 1 year and since inception for Class C shares, along with those of recognized U.S. common stock indices.
The fund's performance figures assume that all distributions were reinvested in the fund. The performance calculations reflect the deduction of the maximum sales charges and annual class operating expenses.


For the following periods ending 12/31/2006                   1 year            5 years       Since Inception
                                                                                               (June 7, 1999)

Class A Shares

         Return Before Taxes                                  11.17%            15.85%           20.26%

         Return After Taxes on Distributions (1) (2)          9.21%             13.43%           17.41%

         Return After Taxes on Distributions
         and Sale of Fund Shares (1) (2) (3)                  8.73%             12.76%           16.51%

Class B Shares

         Return Before Taxes (4)                              11.15%            15.95%           20.15%

Class C Shares

         Return Before Taxes (4)                              15.15%            N/A              15.29%*

NASDAQ Bank Index                                             13.82%            12.56%           11.12%
(reflects no deduction of fees, expenses or taxes)

NASDAQ Financial 100 Index                                    14.33%            11.74%            8.43%
(reflects no deduction of fees, expenses or taxes)


The NASDAQ Bank Index contains stocks of all types of banks and savings institutions and related holding companies, and establishments performing functions closely related to banking. The NASDAQ Financial 100 Index includes the stocks of the 100 largest financial companies traded on the NASDAQ market system and NASDAQ small cap market.

* Inception date for Class C was April 29, 2005.

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.

(2) Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k)
plans or individual retirement accounts ("IRAs").

(3) Where the return after taxes on distributions and sale of fund shares is higher than the return before taxes, it is due to realized losses. If realized losses occur upon the sale of fund shares, the capital loss is recorded as a tax benefit, which increases the return.

(4) The after-tax returns are shown only for Class A shares; after-tax returns for Class B and Class C shares will vary.

FEES AND EXPENSES

The table below describes the fees and expenses you could expect as an investor in this fund. SHAREHOLDER FEES are one-time expenses charged directly to you.
ANNUAL CLASS OPERATING EXPENSES come out of class assets, and are reflected in each class's total return.

FEE TABLE

                                                              Class A           Class B          Class C
SHAREHOLDER FEES
fees paid directly from your investment

Maximum front-end sales charge (load)                         5.00% (1)         NONE             NONE
% of offering price

Maximum contingent deferred sales charge                      NONE (2)          5.00% (3)        1.00% (4)
% of offering price or the amount you receive
when you sell shares, whichever is less

Maximum short-term redemption fee (5)                         2.00%             2.00%            2.00%
% of redemption proceeds

ANNUAL CLASS OPERATING EXPENSES
expenses that are deducted from class assets

Management fees (6)                                           0.75%             0.75%            0.75%
Distribution (12b-1) fees (6) (7)                             0.25%             1.00%            1.00%
Other expenses (6)                                            0.57%             0.57%            0.57%
                                                              -----             -----            -----

--------------------------------------------------------------------------------------------------------
TOTAL ANNUAL CLASS OPERATING EXPENSES (6)   1.57%             2.32%             2.32%

Fee waivers and/or expense reimbursements (6)                 0.00%             0.00%            0.00%
                                                              -----             -----            -----
Net annual class operating expenses (6)                       1.57%             2.32%            2.32%
                                                              =====             =====            =====


(1) Lower front-end sales charges for Class A shares may be available for purchases in excess of $50,000.

(2) Certain purchases of Class A shares will not be subject to a front-end sales charge but will be subject to a contingent deferred sales charge if the shares are redeemed within 2 years after purchase. See "Choosing a Sales Class" below.

(3) Declines over 6 years from 5.00% to 0%.

(4) On Class C shares redeemed less than 1 year after purchase.

(5) The redemption fee applies to shares redeemed (either by selling or exchanging into another fund) within 30 days after purchase. The fee is withheld from redemption proceeds and retained by the fund.

(6) The adviser and the distributor have contractually agreed to waive all or a portion of their management fees and Rule 12b-1 fees, respectively, and the adviser has contractually agreed to reimburse certain expenses, to the extent required to reduce total annual class operating expenses to 1.60%, 2.35% and
2.35% of the average daily net assets attributable to Class A, Class B and Class
C shares, respectively. In accordance with the contractual expense limitation agreement, the adviser will not reimburse the fund for certain expenses, such as interest, taxes, brokerage commissions and other transaction costs, capitalized expenditures, acquired fund fees and expenses, short sale dividends, and extraordinary expenses not incurred in the ordinary course of the fund's business (I.E., litigation, indemnification). For more information, see "The
Investment Adviser." The expense limitation agreement will terminate on April
30, 2008 unless it is renewed by all parties to the agreement. Prior to May 1,
2007, a voluntary expense limitation was in place.

(7) Because Rule 12b-1 fees are paid out of class assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying sales charges.

EXAMPLE

This example shows what you could pay in expenses over time. To help you compare this fund's expenses with those of other funds, the example uses the same hypothetical assumptions as other mutual fund prospectuses:

- $10,000 original investment
- 5% annual return
- No changes in operating expenses
- Reinvestment of all dividends and distributions

- This example does not give effect to the contractual fee waiver or reimbursement


                                    1 year   3 years    5 years    10 years
---------------------------------------------------------------------------
Class A                             $652     $971       $1,312     $2,274
Class B with redemption             $735     $1,024     $1,440     $2,468
Class B without redemption          $235     $724       $1,240     $2,468
Class C with redemption             $335     $724       $1,240     $2,656
Class C without redemption          $235     $724       $1,240     $2,656

Because actual returns and expenses may be different, this example is for comparison purposes only. For Class A shares, expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. The 10 year figures for Class B assume the conversion to Class A shares after 8 years.

UNDERSTANDING SHAREHOLDER FEES

The following definitions may be helpful in understanding shareholder fees.

FRONT-END SALES CHARGE

An amount charged for the sale of some fund shares, usually sold by a broker or sales professional. A sales charge or load is reflected in the asked or offering price.

ASKED OR OFFERING PRICE

The price at which the fund's shares may be purchased. The asked or offering price includes the current net asset value plus any sales charge.

CONTINGENT DEFERRED SALES CHARGE

A fee imposed when shares are redeemed during the first few years of ownership.
Please refer to "Choosing a Share Class" for further information on alternative purchase arrangements.

SHORT-TERM REDEMPTION FEE

A fee imposed when shares are redeemed within 30 days of ownership. The fee is paid to the fund and is intended to compensate the fund and its remaining shareholders for the costs associated with short-term investors.

UNDERSTANDING FUND EXPENSES

The following definitions may be helpful in understanding fund expenses.

MANAGEMENT FEES

Fees paid to the adviser for the supervision of the fund's investment program.

RULE 12B-1 FEES

Pursuant to Rule 12b-1under the 1940 Act, mutual funds may use some of their assets to pay commissions to brokers, other marketing expenses and shareholder service fees. You should take 12b-1 fees into account when choosing a fund and share class.

OTHER EXPENSES

Fees paid by the fund for miscellaneous items such as transfer agency, custodian, administration, professional and registration fees.

                        BURNHAM FINANCIAL INDUSTRIES FUND

TICKER SYMBOL     BURFX (CLASS A)
                  BURCX (CLASS C)

SUBADVISER

Mendon Capital Advisors Corp. is a registered investment adviser incorporated in the State of Delaware. The subadviser has been providing investment advisory services that focus on the financial services industry since 1996 and has served as the fund's sub-adviser since its inception in 2004.

[GRAPHIC OMITTED]

PORTFOLIO MANAGER

Anton Schutz has had primary day-to-day responsibility for the fund's portfolio since its inception in 2004. Mr. Schutz is the President of Mendon Capital
Advisors Corp. The SAI provides additional information about the portfolio manager's compensation, other accounts under management and ownership of securities in the fund.

IS THIS FUND FOR YOU?

Burnham Financial Industries Fund is best suited for investors who:

- Are investing for the long-term

- Believe that the financial services sector offers attractive long-term growth opportunities

- Wish to increase their exposure to the financial services sector

- Seek potentially more rapid capital growth than might be achieved in a sector-diversified fund

- Are comfortable with increased price volatility

The fund may not be appropriate for investors who:

- Are worried about the possibility of sharp price swings and market declines

- Are interested in earning current income

- Do not wish to invest in a concentrated portfolio of financial services companies

- Are not investing for the long-term

The fund's goal is non-fundamental and may be changed without shareholder approval upon 60 days' prior notice.

THE FUND SEEKS CAPITAL APPRECIATION.

MAIN STRATEGIES

The fund pursues its goal by investing at least 80% of its assets in the common stocks of U.S. companies of any market capitalization that are in the financial services sector. (The Burnham Financial Services Fund, which is also described in this prospectus, invests primarily in financial services companies that have market capitalizations of less than $9.3 billion. Accordingly, the average market capitalization of the Burnham Financial Services Fund's portfolio is expected to be lower than the average market capitalization of this fund's portfolio.) The fund considers all of the following as part of the financial services sector:

- Regional and money center banks
- Insurance companies
- Home, auto and other specialty finance companies
- Securities brokerage firms and electronic trading networks
- Investment management and advisory firms
- Publicly traded, government-sponsored financial intermediaries, such as Fannie
  Mae or Freddie Mac
- Thrift and savings banks

- Financial conglomerates
- Foreign financial service companies
- Electronic transaction processors for financial services companies
  Real estate investment trusts
- Depository institutions
- Any company that derives at least 50% of its revenues from doing business with financial services companies, such as financial software companies

HOW THE FUND SELECTS SECURITIES

In selecting stocks, the fund's manager uses a combination of growth and value strategies. The manager seeks growth stocks of companies with the following characteristics:

- Capable management
- Attractive business niches
- Sound financial and accounting practices
- Demonstrated ability to sustain growth in revenues, earnings and cash flow

The manager also looks for opportunities to purchase value stocks of companies that appear to be:

- Undervalued based on their balance sheets or individual circumstances
- Temporarily distressed
- Poised for a merger or acquisition

The fund may invest in companies of all sizes of market capitalization. The fund generally intends to invest in U.S. companies and U.S. dollar denominated securities issued by non-U.S. companies (such as depositary receipts), but it may also invest up to 15% of its total assets in non-U.S. dollar denominated securities issued by non-U.S. companies. The fund may also invest in IPOs.

The manager constructs the fund's portfolio using both a top-down and bottom-up analysis. Examples of top-down analysis include the study of interest rates, credit trends and other macroeconomic factors that broadly affect the financial services sector. Examples of bottom-up analysis include industry screens, sell-side company research reports, company models and other fundamental research that are used to construct the fund's portfolio on a stock-by-stock basis. In addition to its own fundamental research, the manager relies on a broad information network to gather data and to find potential investments. This network includes buy-side and sell-side research analysts, portfolio managers of both mutual funds and hedge funds, management teams at companies and other industry contacts. Using both a top-down and bottom-up analysis, the manager attempts to identify how various financial services sub-sectors and the individual companies therein will move in reaction to market events. Every potential investment is evaluated by weighing its potential for gain against its associated risks. Because of the way the manager constructs the fund's portfolio, there may be times when the fund's investments are focused in one or more financial services sub-sectors and/or a limited number of regions of the
U.S.

The fund may use futures and options on securities, indices and other derivatives to hedge against market changes or as a substitute for securities transactions. It may also use derivatives in attempts to profit from anticipated market and security movements. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, indices or other financial instruments. The fund expects that its primary investments in derivatives will be in written covered call options.

The fund may take "short" positions (I.E., sell "short") in securities of companies believed to be overvalued, with a maximum short exposure limit of 25%.
The fund generally makes money if the value of the security when repurchased by the fund is less than its value when the fund sold the security short. When the fund sells a security short, it borrows a security it does not own from a third party and sells it at the then current market price. The fund is then obligated to buy the security on a later date so that it can return the security to the lender. Until the fund replaces the borrowed security, it will maintain daily a segregated account with a broker or custodian, as required by law. The fund is also required to repay the lender the dividends or interest that accrue on the stock during the period of the loan. Selling short may be used to seek to hedge the fund's long portfolio in periods of market decline and to seek to take advantage of negative information about companies gained from the manager's research. A strategy involving selling a particular security short is separate and distinct from a strategy of buying and then selling the underlying security itself.

OTHER INVESTMENTS

The fund may invest up to 20% of its total assets in:

- Companies outside the financial services sector
- Debt securities of any maturity, duration, or credit rating (including junk bonds) from any government or corporate issuer, U.S. or foreign

Under normal conditions, the fund intends to remain fully invested. In extraordinary circumstances, the fund may invest extensively in cash or short-term investment-grade debt securities. In such circumstances, the fund would be assuming a temporary defensive position and would not be pursuing its primary goal.

In pursuing its investment objective, the manager may from time to time purchase securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for potential gain. These special situations might arise when the manager believes a security could increase in value for a variety of reasons, including a change of management, an extraordinary corporate event, or a temporary imbalance in the supply of, or demand for, the securities.

The fund may lend its portfolio securities to further enhance investment returns. These loans are secured by the delivery to the fund of cash collateral, which may be invested in short-term debt securities and money market funds.

{Sidebar}
Call Options

The Fund Collects a Premium.
For the right to purchase the underlying securities from the fund, the buyer of a call option sold by the fund pays a fee or "premium" to the fund. The premium is paid at the time the option is purchased, and is not refundable to the buyer regardless of what happens to the securities' price. Premiums received for writing various call options may decrease as a result of certain factors, such as a reduction in interest rates, a decline in stock market volumes or a decrease in the price volatility of the underlying securities on which the call options are written.

If the Option is Exercised.
The buyer of an option may elect to exercise the option at the exercise price at any time before the option expires. The fund is then obligated to deliver the underlying shares at that exercise price. Options are normally exercised if the market price of the securities exceeds the exercise price of the option.

If the Option Expires.
If the market price of the security does not exceed the exercise price, the call option will likely expire without being exercised. The fund keeps the premium.
The fund may continue to hold the underlying security or may sell the position.

MAIN RISKS

The main risks of the fund are the performance of the stock market, especially stocks of financial services companies, and to a lesser degree, the level of interest rates. Because the fund concentrates its investments in one sector of the economy, investors should expect greater volatility than in a fund that invests across several sectors.

Any of the following situations could cause the fund to lose money or underperform in comparison with its peer group:

- An adverse event could disproportionately affect the financial services sector

- Changing interest rates could reduce the profitability of certain types of companies in the financial services sector. For example, increasing interest rates increase the cost of financing to, and may reduce the profitability of, certain financial services companies

- Financial services companies could fall out of favor, causing the fund to underperform funds that focus on other types of stocks

- Companies in the fund's portfolio could fail to achieve earnings estimates or other market expectations, causing their stock prices to drop

- The fund's management strategy or securities selection methods could prove less successful than anticipated

- Investments in derivatives could magnify any of the fund's gains or losses

- A bond issuer could be downgraded in credit quality or go into default. The risk of default and the price volatility associated with it are greater for junk bonds than for bonds of investment grade users

- If any of the fund's bonds are redeemed substantially earlier or later than expected, the fund's performance could suffer

- If the fund lends portfolio securities, there is a risk that the borrower may fail to return the securities. As a result, the fund may incur a loss or, in the event of a borrower's bankruptcy, may be delayed in, or prevented from, liquidating the collateral

SECURITIES OF NON-U.S. COMPANIES. Investing in securities of non-U.S. companies, including depositary receipts of non-U.S. companies, typically involves more risks than investing in securities of U.S. companies. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the fund and affect its share price. These may include:

-   Unfavorable changes in currency exchange rates
-   Negative political and economic developments

-   Less regulated trading practices

-   Limited availability of information
-   Limited markets

These risks are magnified for foreign investments in less developed countries, sometimes referred to as emerging markets. These countries are more likely to experience higher levels of inflation, deflation or currency devaluation than developed countries, which can harm their economies and securities markets and increase volatility.

DERIVATIVE SECURITIES. The fund's ability to utilize derivatives successfully will depend on the manager's ability to predict pertinent market, security and interest rate movements, which cannot be assured. Derivatives involve a number of risks, including possible default by the other party to the transaction, illiquidity and, to the extent the manager's view of certain market, security or interest rate movements is incorrect, the risk that the use of derivatives could result in losses greater than if they had not been used. The writing of put and call options may result in losses to the fund, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than (in the case of purchase due to the exercise of put options) or lower than
(in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation the fund can realize on its investments or cause the fund to hold a security it might otherwise sell or sell a security it might otherwise hold.

The use of options and futures transactions entail certain other risks. Futures markets are highly volatile, and the use of futures may increase the volatility of the fund's investments. The variable degree of correlation between the price movements of future contracts and price movements in the related portfolio position of the fund creates the possibility that losses on the derivative instruments may be greater than gains in the value of the fund's position. In addition, futures and options markets may not be liquid in all circumstances, and over-the-counter options may have no markets. As a result, in certain markets, the fund might not be able to close out a transaction without incurring substantial losses. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in value of the position, at the same time, such transactions can limit the potential gain that might result from an increase in value of such position.

COVERED CALL OPTIONS RISK. Investments in covered call options involve certain risks. These risks include:

- Limited gains. By selling a covered call option, the fund may forego the opportunity to benefit from an increase in price of the underlying security above the exercise price, but continues to bear the risk of a decline in the value of the underlying stock.
- Lack of liquidity for the option. A liquid market may not exist for the option. If the fund is not able to close out the options transactions, the fund will not be able to sell the underlying security until the option expires or is exercised.

IPO RISK. The fund may invest in IPOs. The purchase of IPO shares may involve high transaction costs and may involve the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. IPO shares are subject to market risk and liquidity risk. When the fund's asset base is small, a significant portion of the fund's performance could be attributable to investments in IPOs because such investments would have a magnified impact on the fund. As the fund's assets grow, the effect of the fund's investments in
IPOs on the fund's performance probably will decline, which could reduce the fund's performance.

NON-DIVERSIFICATION. The fund is non-diversified and may invest a larger portion of its assets in the securities of a single company than diversified funds. As a result, matters affecting the stock price of a single company in which the fund invests may have a greater impact on the fund's share price than in a diversified fund. Such non-diversification will increase the volatility of the value of the fund's portfolio investments. Notwithstanding its non-diversified status, with respect to 50% of its total assets, the fund may invest in securities of not more than one issuer (or any combination of issuers) limited in respect to an amount not greater in value than 25% of its total assets and, in addition to the foregoing, in securities of not more than two issuers, each limited in respect to an amount not greater in value than 12.5% of its total assets and, with respect to the remaining 50% of its total assets, the fund may not invest in securities of any single issuer (other than the U.S. Government, its agencies and instrumentalities) limited in respect to an amount not greater in value than 5% of its total assets . This policy shall not be violated so long as any discrepancy from this policy after the acquisition of a security is neither wholly nor partially the result of such acquisition.


SHORT SALE RISK. Selling short may produce higher than normal portfolio turnover and result in increased transaction costs to the fund. In addition, selling short magnifies the potential for both gain and loss to the fund and its shareholders. The larger the fund's short position, the greater the potential for gain and loss. If a security sold short increases in price, the fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. To borrow the security, the fund also may be required to pay a premium, which could increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the fund may be required to pay in connection with the short sale. In addition, because the fund's loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. By contrast, the fund's loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot drop below zero.

PORTFOLIO TURNOVER. The portfolio turnover rate measures the frequency with which the fund sells and replaces its securities within a given period. The fund anticipates that it will experience a high portfolio turnover rate. High turnover can increase the fund's transaction costs, thereby lowering its returns. It also may increase your tax liability.

TAX CONSEQUENCES TO WRITING COVERED CALL OPTIONS. The fund expects to generate premiums from its sale of call options. These premiums typically will result in short-term capital gains to the fund for federal and state income tax purposes, which usually will be taxable as ordinary income when distributed to shareholders. Transactions involving the disposition of a fund's underlying securities (whether pursuant to the exercise of a call option or otherwise) will give rise to capital gains or losses. Because the fund will have no control over the exercise of the call options it writes, shareholder redemptions or corporate events involving its equity securities investments (such as mergers, acquisitions, or reorganizations), it may be forced to realize capital gains or losses at inopportune times.

SEGREGATED ACCOUNT RISK. A security held in a segregated account cannot be sold while the position it is covering is outstanding unless it is replaced with a similar security. Therefore, the segregation of a large percentage of the fund's assets could possibly hinder management of the portfolio or the fund's ability to meet redemption requests or other current obligations.

WHY INVEST IN COMPANIES IN THE FINANCIAL SERVICES SECTOR?

SIZE OF SECTOR
The manager believes that the financial services sector is broad enough to attract value in any combination of economic, credit and interest rate environments. There are over 40,000 firms in the financial services industry.

DEMOGRAPHICS
The largest consumers of financial services tend to be those in the 45 to 64 age group, which is projected to grow significantly over the next 20 years, leading to greater demand for financial products.

CONSOLIDATION
The manager believes that the current consolidation trend in the financial services sector presents investment opportunities through the identification of potential sellers.

STRONGER CASH FLOW
Many financial services companies generate strong free cash flows that can be used to increase shareholder value through share repurchase programs, acquisitions and higher dividends.

SPECIALIZATION
Financial service providers are "unbundling" financial products to meet customer needs, which provides potential profit opportunities and the opportunity for financial service providers to expand their markets.

PAST PERFORMANCE

The chart and table below describe the fund's performance history, as represented by the performance of Class A shares. All mutual funds present this information so that you can compare funds more readily. Bear in mind that past performance (before and after taxes) is not a guarantee of future performance.

The bar chart shows the fund's annual total returns for each full calendar year since inception. Returns for the fund's single best and single worst quarters give some indication of how widely short-term performance has varied. The returns in the chart do not include the effect of Class A shares' front-end sales charges. These figures would be lower if they reflected such sales charges.

RETURN FOR CLASS A SHARES

                           [PERFORMANCE GRAPH OMITTED]

2005              2006
8.38%             16.74%

BEST QUARTER:  6.52% IN 4th QUARTER OF 2004
WORST QUARTER:  (1.15)% IN 1st  QUARTER OF 2005

AVERAGE ANNUAL RETURNS

The table presents the fund's average annual returns for 1 year and since inception for each share class along with those of recognized U.S. common stock indices. The fund's performance figures assume that all distributions were reinvested in the fund. The performance calculations reflect the deduction of the maximum sales charges and annual class operating expenses.


For the following periods ending 12/31/2006              1 year       Since Inception
                                                                      (April 30, 2004)
Class A Shares

         Return Before Taxes                             10.90%            12.47%

         Return After Taxes on Distributions (1) (2)     8.85%             10.87%

         Return After Taxes on Distributions
         and Sale of Fund Shares (1) (2) (3)             8.03%             10.00%

Class C Shares

         Return Before Taxes (4)                         15.14%            13.88%

The KBW/Philadelphia Exchange Bank Index                 17.02%            11.77%
(reflects no deduction of fees, expenses or taxes)


The KBW/Philadelphia Exchange Bank Index is comprised of 24 national money center banks and leading regional banks and is widely used on Wall Street to gauge the state of the banking industry.

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.

(2) Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k)
plans or individual retirement accounts ("IRAs").

(3) Where the return after taxes on distributions and sale of fund shares is higher than the return before taxes, it is due to realized losses. If realized losses occur upon the sale of fund shares, the capital loss is recorded as a tax benefit, which increases the return.

(4) The after-tax returns are shown only for Class A shares; after-tax returns for Class C shares will vary.

FEES AND EXPENSES

The table below describes the fees and estimated expenses you could expect as an investor in this fund. SHAREHOLDER FEES are one-time expenses charged directly to you. ANNUAL CLASS OPERATING EXPENSES come out of class assets, and are reflected in each class's total return.


FEE TABLE

                                                            Class A    Class C
SHAREHOLDER FEES
fees paid directly from your investment

Maximum front-end sales charge (load)                       5.00% (1)  NONE
% of offering price

Maximum contingent deferred sales charge                    NONE(2)    1.00% (3)
% of offering price or the amount you receive
when you sell shares, whichever is less

Maximum short-term redemption fee (4)                       2.00%      2.00%
% of redemption proceeds

ANNUAL CLASS OPERATING EXPENSES
expenses that are deducted from class assets

Management fees (5)                                         0.97%               0.97%
Distribution (12b-1) fees (6)                               0.30%               1.00%
Other expenses (7) (8)
                  Short sale dividend expenses (8)  0.38%               0.38%
                  Remainder other expenses   (8)    0.83%               0.83%
                                                    -----               -----
         Total other expenses (7) (8)                       1.21%               1.21%
                                                            -----               -----

-----------------------------------------------------------------------------------------
TOTAL ANNUAL CLASS OPERATING EXPENSES (7)                   2.48%               3.18%
-----------------------------------------------------------------------------------------

Fee waivers and/or expense reimbursements (7)               (0.29)%             (0.29)%
                                                            -------             -------
Net annual class operating expenses (7) (9)                 2.19%               2.89%
                                                            =====               =====

(1) Lower front-end sales charges for Class A shares may be available for purchases in excess of $50,000.

(2) Certain purchases of Class A shares will not be subject to a front-end sales charge but will be subject to a contingent deferred sales charge if the shares are redeemed within 2 years after purchase. See "Choosing a Share Class" below.

(3) On Class C shares redeemed less than 1 year after purchase.

(4) The redemption fee applies to shares redeemed (either by selling or exchanging into another fund) within 30 days after purchase. The fee is withheld from redemption proceeds and retained by the fund.

(5) The fund pays a management fee consisting of a basic annual fee of 0.90% of the fund's average daily net assets and a performance adjustment, resulting in a minimum fee of 0.80% and a maximum fee of 1.00%. The annual management fee for the year ended December 31, 2006 was 0.97% See "Management Fees."

(6) Because Rule 12b-1 fees are paid out of class assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying sales charges.

(7) The adviser has contractually agreed to reimburse certain expenses to the extent required to reduce total "Other expenses" to 0.55% of the average daily net assets attributable to Class A and Class C shares. In accordance with the contractual expense limitation agreement, the adviser will not reimburse the fund for certain expenses, such as interest, taxes, brokerage commissions and other transaction costs, capitalized expenditures, acquired fund fees and expenses, short sale dividends, and extraordinary expenses not incurred in the ordinary course of the fund's business (I.E., litigation, indemnification). For more information, see "The Investment Adviser." The expense limitation agreement will terminate on April 30, 2008 unless it is renewed by all parties to the agreement. Prior to May 1, 2007, a voluntary expense limitation was in place.
The information in the fee table has been restated to reflect the current contractual expense limitation.

(8) Short sale dividends are treated as an expense and increase the fund's expense ratio, although no cash is received or paid by the fund. The amount of short sale dividends was 0.38% of average net assets for fiscal year 2006.
Excluding such short sale dividends, "Other expenses" are 0.83% for Class A and
0.83% for Class C. Short sale dividend expenses will vary and may be either greater than or less than the amount disclosed.

(9) Short sale dividends are treated as an expense and increase the fund's expense ratio, although no cash is received or paid by the fund. The amount of short sale dividends was 0.38% of average net assets for fiscal year 2006.
Excluding such short sale dividends, "Net annual class operating expenses" are
1.81% for Class A and 2.51% for Class C. Short sale dividend expenses will vary and may be either greater than or less than the amount disclosed.

EXAMPLE

This example shows what you could pay in expenses over time. To help you compare this fund's expenses with those of other funds, the example uses the same hypothetical assumptions as other mutual fund prospectuses:

- $10,000 original investment
- 5% annual return
- No changes in operating expenses
- Reinvestment of all dividends and distributions

- This example does give effect to the contractual expense reimbursement for 1 year only

                                    1 year    3 years    5 years   10 years
-----------------------------------------------------------------------------
Class A                             $711      $1,208     $1,730    $3,155
Class C with redemption             $392      $953       $1,639    $3,465
Class C without redemption          $292      $953       $1,639    $3,465

Because actual return and expenses may be different, this example is for comparison purposes only. For Class A shares, expenses would be the same whether you stayed in the fund or sold your shares at the end of each period.

UNDERSTANDING SHAREHOLDER FEES

The following definitions may be helpful in understanding shareholder fees.

FRONT-END SALES CHARGE

An amount charged for the sale of some fund shares, usually sold by a broker or sales professional. A sales charge or load is reflected in the asked or offering price.

ASKED OR OFFERING PRICE

The price at which the fund's shares may be purchased. The asked or offering price includes the current net asset value plus any sales charge.

CONTINGENT DEFERRED SALES CHARGE

A fee imposed when shares are redeemed during the first year of ownership.
Please refer to "Choosing a Share Class" for further information on alternative purchase arrangements.

SHORT-TERM REDEMPTION FEE

A fee imposed when shares are redeemed within 30 days of ownership. The fee is paid to the fund and is intended to compensate the fund and its remaining shareholders for the costs associated with short-term investors.

UNDERSTANDING FUND EXPENSES

The following definitions may be helpful in understanding fund expenses.

MANAGEMENT FEES

Fees paid to the adviser for the supervision of the fund's investment program.
The fund pays the adviser a fee for managing the fund and to cover the cost of providing advisory services to the fund. The adviser's fee varies based on the investment performance of the fund compared to the KBW/Philadelphia Exchange
Bank Index (the "Index"). The adviser earns a basic fee of 0.90% of average daily net assets, which can increase or decrease by a maximum 0.10% of average daily net assets depending on the performance of the fund's Class A shares relative to the Index. The performance period consists of the current month and the prior 35 months or such shorter period since commencement of the fund's operations ("performance period").

The adviser's basic fee may be adjusted upward or downward (by up to 0.10% of the fund's average daily net assets) depending on whether and to what extent the fund's performance, for the relevant performance period, exceeds or is exceeded by the performance of the Index. Each percentage point of difference between the performance of the Class A shares and the Index (to a maximum of +/- 10) during the performance period is multiplied by a performance rate adjustment of 0.01.
This performance comparison is made at the end of each month. One twelfth of this rate is then applied to the average daily net assets of the fund over the entire performance period, giving a dollar amount that is added to (or subtracted from) the basic fee.

RULE 12B-1 FEES

Pursuant to Rule 12b-1under the 1940 Act, mutual funds may use some of their assets to pay commissions to brokers, other marketing expenses and shareholder service fees. You should take 12b-1 fees into account when choosing a fund and share class.

OTHER EXPENSES

Fees paid by the fund for miscellaneous items such as transfer agency, custodian, administration, professional and registration fees.

                         BURNHAM LONG/SHORT EQUITY FUND

TICKER SYMBOL     BUR_X (CLASS A)
                  BUR_X (CLASS C)

SUBADVISER

Mendon Capital Advisors Corp. is a registered investment adviser incorporated in the State of Delaware. The subadviser has been providing investment advisory services that focus on the financial services industry since 1996.

[GRAPHIC OMITTED]

PORTFOLIO MANAGER

Anton Schutz will have the primary day-to-day responsibility for the fund's portfolio. Mr. Schutz is the President of Mendon Capital Advisors Corp. and has
managed the Burnham Financial Services Fund since 1999 and the Burnham Financial
Industries Fund since 2004. The SAI provides additional information about the portfolio manager's compensation, other accounts under management and ownership of securities in the fund.

IS THIS FUND FOR YOU?

Burnham Long/Short Equity Fund is best suited for investors who:

- Are investing for the long-term

- Believe that the financial services sector offers attractive long-term growth opportunities

- Are sophisticated and understand the risks of the fund's investment strategies related to short selling and leveraging and other speculative techniques used to seek to enhance return

- Are seeking potentially more rapid capital growth than might be achieved in a sector-diversified fund

- Are comfortable with higher management fees charged in comparison to other mutual funds

- Are comfortable with increased price volatility

The fund may not be appropriate for investors who:

- Are not sophisticated or do not understand the risks related to short selling, leveraging and other speculative techniques

- Are worried about the possibility of sharp price swings and market declines

- Are interested in earning current income

- Do not wish to invest in a concentrated portfolio of financial services companies

- Are not investing for the long-term

- Do not wish to pay higher fund management fees

The fund's goal is non-fundamental and may be changed without shareholder approval upon 60 days' prior notice.

THE FUND SEEKS TO PROVIDE LONG-TERM CAPITAL APPRECIATION WHILE MINIMIZING
EXPOSURE TO GENERAL EQUITY MARKET RISKS.

MAIN STRATEGIES

Under normal market conditions, the fund invests at least 80% of its assets in long and short positions in equity securities, primarily common stocks. The fund buys "long" stocks believed to be undervalued and sells "short" stocks believed to be overvalued. The manager determines the size of each long or short position by analyzing the tradeoff between the attractiveness of each position and its impact on the risk of the overall portfolio. The fund invests primarily in equity securities of companies that are headquartered or conduct a substantial portion of their operations in, or generate a substantial portion of their revenue from business within, the U.S. The fund may invest up to 20% of its assets in equity securities of non-U.S. companies.

Equity securities in which the fund may invest in include common stocks, preferred stocks, shares of real estate investment trusts ("REITs"), convertible securities, and depositary receipts of foreign issuers. An equity security represents a proportionate share of ownership of a company; its value is generally based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. The fund may also invest in IPOs.

The manager uses sophisticated investment strategies to seek to obtain adequate flexibility to take advantage of opportunities in both rising and falling markets. The manager identifies companies that meet either long (bullish) or short (bearish) criteria. The manager adjusts the relative weighting of long positions and short positions held by the fund based upon the manager's perceived direction of the general equity market and specific markets in which the fund invests. If the manager believes that markets may appreciate, the fund will have a greater aggregate exposure to long positions. Conversely, if the manager believes that markets may depreciate, the fund will have a greater aggregate exposure to short positions than otherwise would be the case. The intended effect of adjusting the fund's net exposure of long and short positions, and use of leverage and writing covered call and covered put options, is to cause a greater amount of the fund's investment returns to be attributable to the manager's stock picking than to the movements of the general equity markets. In addition, the fund may purchase or sell put or call options to seek to protect the fund's positions in its portfolio investments or to seek to generate additional income for the fund.

The fund will focus and hold its largest concentration within the financial services sector, unless the manager determines that market conditions are not suitable for concentration.

The fund may invest in stocks of companies of any size. A substantial amount of the fund's assets may be invested in smaller companies (those with market capitalizations of less than $1.6 billion) and mid-cap companies (those with market capitalizations between $1.6 and $9.3 billion).

HOW THE FUND SELECTS SECURITIES

The fund will buy "long" the stocks of companies believed to be undervalued.
These companies will typically occupy a dominant position in the market due to size, products or services and will generally be companies whose growth potential is not yet reflected in the market price of the stock. The fund generally makes money if the value of the security held long increases and loses money if the value declines.

Long (bullish) purchases selected by the manager generally will have some or all of the following characteristics:

- Strong and consistent management
- Strong financial condition
- Low absolute and relative valuation ratios (such as price-to-earnings or price-to-book ratios)
- Merger candidates
- Start-up companies (E.G., companies that have been in operation for fewer than 3 years)

The fund will sell "short" the stocks of companies believed to be overvalued.
The fund generally makes money if the value of the security when repurchased by the fund is less than its value when the fund sold the security short. Short
(bearish) sales generally have some or all of the following characteristics:

- Weak management
- Questionable financial condition
- Unrealistic price-to-earnings or price-to-book ratios
- Loss of market share and industry focus

The manager constructs the fund's portfolio using both a top-down and bottom-up analysis. Examples of top-down analysis include the study of interest rates, credit trends and other macroeconomic factors that broadly affect the industries and markets in which the fund invests. Examples of bottom-up analysis include industry screens, sell-side company research reports, company models and other fundamental research that are used to construct the fund's portfolio on a stock-by-stock basis. In addition to its own fundamental research, the manager relies on a broad information network to gather data and to find potential investments. This network includes buy-side and sell-side research analysts, portfolio managers of both mutual funds and hedge funds, management teams at companies and other industry contacts. Using both a top-down and bottom-up analysis, the manager attempts to identify how various industries and sub-sectors and the individual companies therein will move in reaction to market events. Every potential investment is evaluated by weighing its potential for gain against its associated risks. Because of the way the manager constructs the fund's portfolio, there may be times when the fund's investments are focused in one or more industry sectors and/or a limited number of regions of the U.S.

The fund buys stocks "long" that it believes will go up in price and sells stocks "short" that it believes will go down in price. The manager does not attempt to time the direction of the entire market, but keeps the flexibility to shift the fund's net exposure (E.G., the value of the securities held long less the value of the securities held short) depending on which market opportunities
-- long or short -- the manager believes are more attractive.

In order to maintain the fund's flexibility to shift its net exposure, the fund may buy and sell options, financial futures contracts, stock index futures contracts, foreign currency futures contracts (futures contracts) and options on these contracts. The fund uses options, futures contracts and related options to seek to manage risks relating to targeted long or short portfolio allocation percentages and other market factors, to seek to increase liquidity, and/or to invest in a particular instrument in a more efficient or less expensive way, to quickly and efficiently cause new cash to be invested in the securities markets or, if cash will be needed to meet shareholder redemption requests, to remove fund assets from exposure to the market.

[Side Bar]

Selling Short

When the fund sells a security "short", it borrows a security it does not own from a third party and sells it at the then current market price. The fund is then obligated to buy the security on a later date so that it can return the security to the lender. Selling short may be used to seek to hedge the fund's long portfolio in periods of market decline and to seek to take advantage of negative information about companies gained from the manager's research. Until the fund replaces the borrowed security, it will maintain daily a segregated account with a broker or custodian, as required by law. The fund is also required to repay the lender the dividends or interest that accrues on the stock during the period of the loan. Selling short may produce higher than normal portfolio turnover and result in increased transaction costs to the fund. In addition, selling short magnifies the potential for both gain and loss to the fund and its shareholders. The larger the fund's short position, the greater the potential for gain and loss. A strategy involving selling a particular security short is separate and distinct from a strategy of buying and selling the underlying security itself.

OTHER INVESTMENTS

Under normal conditions, the fund intends to remain fully invested. In extraordinary circumstances, the fund may invest extensively in cash or short-term investment-grade debt securities. In such circumstances, the fund would be assuming a temporary defensive position and would not be pursuing its primary goal.

BORROWING/LEVERAGE. For temporary or emergency purposes or to seek to increase total return (E.G., in order to take advantage of opportunities to buy more securities), the fund may borrow from banks an amount up to 1/3 of the value of its total assets. The manager will employ risk management techniques and will deleverage when it determines that market conditions require deleveraging.

{Sidebar}
Call Options

The Fund Collects a Premium.
For the right to purchase the underlying securities from the fund, the buyer of a call option sold by the fund pays a fee or "premium" to the fund. The premium is paid at the time the option is purchased, and is not refundable to the buyer regardless of what happens to the securities' price. Premiums received for writing various call options may decrease as a result of certain factors, such as a reduction in interest rates, a decline in stock market volumes or a decrease in the price volatility of the underlying securities on which the call options are written.

If the Option is Exercised.
The buyer of an option may elect to exercise the option at the exercise price at any time before the option expires. The fund is then obligated to deliver the underlying shares at that exercise price. Options are normally exercised if the market price of the securities exceeds the exercise price of the option.

If the Option Expires.
If the market price of the security does not exceed the exercise price, the call option will likely expire without being exercised. The fund keeps the premium.
The fund may continue to hold the underlying security or may sell the position.

MAIN RISKS

An investment in the fund involves a significant degree of risk and it is designed for only the most sophisticated and risk-tolerant investors. The main risks of investing in the fund are:

STOCK MARKET RISK. The value of the stocks and other securities owned by the fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. There is no assurance that the fund will achieve its investment objective. The market may also fail to recognize the intrinsic worth of an investment or the manager may misgauge that worth. In addition, the fund has no control over factors pertaining to the value of particular portfolio securities such as:

- Management
- Market for the issuer's products or services
- Sources of supply
- Technological changes
- Availability of additional capital and labor
- Highly volatile markets

INVESTMENT RISK. The fund's investment program is considered speculative, and there can be no assurance that the manager's assessments of the short-term or long-term prospects of investments will prove accurate. A number of investment techniques to be used by the fund, such as selling short, purchasing or selling put and call options, leveraging investments, concentrating investments in a single or limited number of market sectors and trading in derivatives, are all considered speculative and inherently risky investment practices.

FINANCIAL SERVICES SECTOR CONCENTRATION RISK. The fund will focus and hold its largest concentration of investments within the financial services industry.
Accordingly, the fund will be disproportionately affected by events affecting the financial services sector. Events affecting the financial services sector may include the following:

- Changes in economic conditions and interest rates
- Companies in the financial services sector may fall out of favor
- Concentration of investments may increase the volatility of the value of the fund's investments

SHORT SALE RISK. Selling short may produce higher than normal portfolio turnover and result in increased transaction costs to the fund. In addition, selling short magnifies the potential for both gain and loss to the fund and its shareholders. The larger the fund's short position, the greater the potential for gain and loss. If a security sold short increases in price, the fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. To borrow the security, the fund also may be required to pay a premium, which could increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the fund may be required to pay in connection with the short sale. In addition, because the fund's loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. By contrast, the fund's loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot drop below zero.

SMALL AND MID-CAPITALIZATION COMPANIES. The fund may invest in the securities of companies with small or mid-capitalizations, which can involve greater risk and the possibility of greater portfolio volatility than investments in large capitalization companies. Historically, stocks of small or mid-capitalization companies and recently organized companies have been more volatile in price than those of the larger market capitalization companies. Among the reasons for the greater price volatility is the lower degree of liquidity in the markets for such stocks. Small and mid-sized companies may have limited product lines and financial resources and may depend upon a limited or less experienced management group. The securities of small capitalization companies trade in the over-the-counter markets or on regional exchanges and may not be traded daily or in the volume typical of trading on a national securities exchange, which makes these securities more difficult to value and sell.

BORROWING (LEVERAGE) RISK. Borrowing money to increase the fund's combined long and short exposure and to seek to enhance returns creates special risks. The use of leverage may make any change in the fund's net asset value even greater and thus result in increased volatility of returns. The fund's assets that are used as collateral to secure the borrowing may decrease in value while the borrowing is outstanding, which may force the fund to use its other assets to increase the collateral. Leverage also creates interest expense that may lower overall fund return. To the extent the investment returns derived from securities purchased with borrowed funds exceed the interest the fund will have to pay, the fund's return would be greater than if leverage were not used. Conversely, if the investment return from the assets acquired with borrowed funds is not sufficient to cover the cost of leveraging, the investment return of the fund would be less than if leverage were not used. In such a case, it could be necessary for the fund to liquidate certain of its investments, thereby reducing the net asset value of the fund's shares.

SEGREGATED ACCOUNT RISK. A security held in a segregated account cannot be sold while the position it is covering is outstanding unless it is replaced with a similar security. Therefore, the segregation of a large percentage of the fund's assets could possibly hinder management of the portfolio or the fund's ability to meet redemption requests or other current obligations.

DERIVATIVE SECURITIES. The fund's ability to utilize derivatives successfully will depend on the manager's ability to predict pertinent market, security and interest rate movements, which cannot be assured. Derivatives involve a number of risks, including possible default by the other party to the transaction, illiquidity and, to the extent the manager's view of certain market, security or interest rate movements is incorrect, the risk that the use of derivatives could result in losses greater than if they had not been used. The writing of put and call options may result in losses to the fund, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than (in the case of purchase due to the exercise of put options) or lower than
(in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation the fund can realize on its investments or cause the fund to hold a security it might otherwise sell or sell a security it might otherwise hold.

The use of options and futures transactions entail certain other risks. Futures markets are highly volatile, and the use of futures may increase the volatility of the fund's investments. The variable degree of correlation between the price movements of future contracts and price movements in the related portfolio position of the fund creates the possibility that losses on the derivative instruments may be greater than gains in the value of the fund's position. In addition, futures and options markets may not be liquid in all circumstances, and over-the-counter options may have no markets. As a result, in certain markets, the fund might not be able to close out a transaction without incurring substantial losses. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in value of the position, at the same time, such transactions can limit the potential gain that might result from an increase in value of such position.

COVERED CALL OPTIONS RISK. Investments in covered call options involve certain risks. These risks include:

- Limited gains. By selling a covered call option, the fund may forego the opportunity to benefit from an increase in price of the underlying security above the exercise price, but continues to bear the risk of a decline in the value of the underlying stock.

- Lack of liquidity for the option. A liquid market may not exist for the option. If the fund is not able to close out the options transactions, the fund will not be able to sell the underlying security until the option expires or is exercised.

SECURITIES OF NON-U.S. COMPANIES. Investing in securities of non-U.S. companies, including depositary receipts of non-U.S. companies, typically involves more risks than investing in securities of U.S. companies. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the fund and affect its share price. Non-U.S. investments present additional risks compared with U.S. investments. These may include:

- Unfavorable changes in currency exchange rates
- Negative political and economic developments
- Less regulated trading practices
- Availability of information
- Limited markets

These risks are magnified for foreign investments in less developed countries, sometimes referred to as emerging markets. These countries are more likely to experience higher levels of inflation, deflation or currency devaluation than developed countries, which can harm their economies and securities markets and increase volatility.

IPO RISK. The fund may invest in IPOs. The purchase of IPO shares may involve high transaction costs and may involve the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. IPO shares are subject to market risk and liquidity risk. When the fund's asset base is small, a significant portion of the fund's performance could be attributable to investments in IPOs because such investments would have a magnified impact on the fund. As the fund's assets grow, the effect of the fund's investments in
IPOs on the fund's performance probably will decline, which could reduce the fund's performance.

NON-DIVERSIFICATION. The fund is non-diversified and may invest a larger portion of its assets in the securities of a single company than diversified funds. As a result, matters affecting the stock price of a single company in which the fund invests may have a greater impact on the fund's share price than in a diversified fund. Such non-diversification will increase the volatility of the value of the fund's portfolio investments. Notwithstanding its non-diversified status, with respect to 50% of its total assets, the fund may invest in securities of not more than one issuer (or any combination of issuers) limited in respect to an amount not greater in value than 25% of its total assets and, in addition to the foregoing, in securities of not more than two issuers, each limited in respect to an amount not greater in value than 12.5% of its total assets and, with respect to the remaining 50% of its total assets, the fund may not invest in securities of any single issuer (other than the U.S. Government, its agencies and instrumentalities) limited in respect to an amount not greater in value than 5% of its total assets. This policy shall not be violated so long as any discrepancy from this policy after the acquisition of a security is neither wholly nor partially the result of such acquisition.

PORTFOLIO TURNOVER. The portfolio turnover rate measures the frequency with which the fund sells and replaces its securities within a given period. The fund will be actively managed and the manager may make frequent adjustments to the fund's portfolio if it believes that market conditions or research opinions affecting the market or individual issues warrant such action or as a result of changes in the manager's risk tolerance or to take advantage of short-term trading opportunities. Accordingly, the fund is expected to have a high portfolio turnover rate. High turnover increases the fund's transaction costs, thereby lowering returns. It also may increase your tax liability.

TAX CONSEQUENCES TO WRITING COVERED CALL OPTIONS. The fund expects to generate premiums from its sale of call options. These premiums typically will result in short-term capital gains to the fund for federal and state income tax purposes, which usually will be taxable as ordinary income when distributed to shareholders. Transactions involving the disposition of a fund's underlying securities (whether pursuant to the exercise of a call option or otherwise) will give rise to capital gains or losses. Because the fund will have no control over the exercise of the call options it writes, shareholder redemptions or corporate events involving its equity securities investments (such as mergers, acquisitions, or reorganizations), it may be forced to realize capital gains or losses at inopportune times.

SEGREGATED ACCOUNT RISK. A security held in a segregated account cannot be sold while the position it is covering is outstanding unless it is replaced with a similar security. Therefore, the segregation of a large percentage of the fund's assets could possibly hinder management of the portfolio or the fund's ability to meet redemption requests or other current obligations.

PAST PERFORMANCE

Fund performance results have not been provided because as of the date of this prospectus the fund has not been in operation for a full calendar year. A composite index consisting of a 25% weighting in the KBW/Philadelphia Exchange
Bank Index and a 75% weighting in the NASDAQ Bank Index has been selected by the manager as the appropriate benchmark index for performance comparison purposes.

FEES AND EXPENSES

The table below describes the fees and estimated expenses you could expect as an investor in this fund. SHAREHOLDER FEES are one-time expenses charged directly to you. ANNUAL CLASS OPERATING EXPENSES come out of class assets, and are reflected in each class' total return.

FEE TABLE

                                                  Class A          Class C

SHAREHOLDER FEES
fees paid directly from your investment

Maximum front-end sales charge (load)             5.00% (1)        NONE
% of offering price

Maximum contingent deferred sales charge          NONE (2)         1.00% (3)
% of offering price or the amount you receive
when you sell shares, whichever is less

Maximum short-term redemption fee (4)             2.00%            2.00%
% of redemption proceeds

ANNUAL CLASS OPERATING EXPENSES
expenses that are deducted from class assets

Management fees (5)                               1.50%            1.50%
Distribution (12b-1) fees (6)                     0.30%            1.00%
Other expenses (7)                                0.70%            0.70%
----------------------------------------------------------------------------
TOTAL ANNUAL CLASS OPERATING EXPENSES (7)         2.50%            3.20%

(1) Lower front-end sales charges for Class A shares may be available for purchases in excess of $50,000.

(2) Certain purchases of Class A shares will not be subject to a front-end sales charge but will be subject to a contingent deferred sales charge if the shares are redeemed within 2 years after purchase. See "Choosing a Share Class" below.

(3) On Class C shares redeemed less than 1 year after purchase.

(4) The redemption fee applies to shares redeemed (either by selling or exchanging into another fund) within 30 days after purchase. The fee is withheld from redemption proceeds and retained by the fund.

(5) The fund has not commenced operations. It is proposed that the fund pay a management fee consisting of a basic annual fee of 1.50% of the fund's average daily net assets and a performance adjustment, resulting in a minimum fee of
1.00% and a maximum fee of 2.00%. See "Management Fees."

(6) Because Rule 12b-1 fees are paid out of class assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying sales charges.

(7) These are the estimated gross fees and expenses that the fund will incur for the current calendar year if the adviser had not agreed to reimburse certain expenses. The adviser has voluntarily agreed to limit the fund's total annual operating expenses by limiting "Other expenses" to 0.30%. For purposes of the expense limitation, "Other expenses" does not include interest, taxes, brokerage commissions, short sale dividend expenses and any expenses incurred in connection with non-recurring events, such as mergers, reorganizations and shareholder meetings, or extraordinary expenses such as litigation. The adviser currently intends to continue to reimburse certain expenses indefinitely, but this voluntary action by the adviser may be discontinued at any time on 30 days'
notice. With the cap, expenses are estimated to be:

Management fees (5)                                  1.50%            1.50%
Distribution (12b-1) fees                            0.30%            1.00%
Other expenses                                       0.30%            0.30%
-------------------------------------------------------------------------------
Net Annual Class Operating Expenses                  2.10%             2.80%

EXAMPLE

This example shows what you could pay in expenses over time. To help you compare this fund's expenses with those of other funds, the example uses the same hypothetical assumptions as other mutual fund prospectuses:

- $10,000 original investment
- 5% annual return
- No changes in operating expenses
- Reinvestment of all dividends and distributions
- This example does not give effect to the fee waiver

                                    1 year           3 years
-------------------------------------------------------------------------
Class A                             $740             $1,240
Class C with redemption             $423             $986
Class C without redemption          $323             $986

Because actual returns and expenses may be different, this example is for comparison purposes only. For Class A shares, expenses would be the same whether you stayed in the fund or sold your shares at the end of each period.

UNDERSTANDING SHAREHOLDER FEES

The following definitions may be helpful in understanding shareholder fees.

FRONT-END SALES CHARGE

An amount charged for the sale of some fund shares, usually sold by a broker or sales professional. A sales charge or load is reflected in the asked or offering price.

ASKED OR OFFERING PRICE

The price at which the fund's shares may be purchased. The asked or offering price includes the current net asset value plus any sales charge.

CONTINGENT DEFERRED SALES CHARGE

A fee imposed when shares are redeemed during the first year of ownership.
Please refer to "Choosing a Share Class" for further information on alternative purchase arrangements.


SHORT-TERM REDEMPTION FEE

A fee imposed when shares are redeemed within 30 days of ownership. The fee is paid to the fund and is intended to compensate the fund and its remaining shareholders for the costs associated with short-term investors.

UNDERSTANDING FUND EXPENSES

The following definitions may be helpful in understanding fund expenses.

MANAGEMENT FEES

Fees paid to the adviser for the supervision of the fund's investment program.
The fund pays the adviser a fee for managing the fund and to cover the cost of providing certain services to the fund. It is proposed that the adviser's fee will vary based on the investment performance of the fund compared to a composite index (the "Index"), consisting of a 25% weighting in the
KBW/Philadelphia Exchange Bank Index and a 75% weighting in the NASDAQ Bank
Index. It is proposed that the adviser will earn a basic fee of 1.50% of average daily net assets, which can increase or decrease by a maximum of 0.50% of average daily net assets depending on the performance of the fund's Class A shares relative to the Index. The performance period consists of the current month and the prior 35 months or such shorter period since commencement of the fund's operations ("performance period").

The adviser's basic fee may be adjusted upward or downward (by up to 0.50% of the fund's average daily net assets) depending on whether and to what extent the fund's performance, for the relevant performance period, exceeds or is exceeded by the performance of the Index. Each percentage point of difference between the performance of the Class A shares and the Index (to a maximum of +/-10) during the performance period is multiplied by a performance rate adjustment of 0.05.
One twelfth of this rate is then applied to the average daily net assets of the fund over the entire performance period, giving a dollar amount that is added to
(or subtracted from) the basic fee. This description of the fund's management fee is preliminary. The fund has not commenced operations and does not have an advisory agreement.

RULE 12B-1 FEES

Pursuant to Rule 12b-1 under the 1940 Act, mutual funds may use some of their assets to pay commissions to brokers, other marketing expenses and shareholder service fees. You should take 12b-1 fees into account when choosing a fund and share class.

OTHER EXPENSES

Fees paid by the fund for miscellaneous items such as transfer agency, custodian, administration, professional and registration fees.


                          BURNHAM SMALL CAP VALUE FUND

TICKER SYMBOL     BUR_X (CLASS A)
                  BUR_X (CLASS C)

PORTFOLIO MANAGER

Jon M. Burnham will have primary day-to-day responsibility for the fund's portfolio. Mr. Burnham is President, Chief Executive Officer and Chair of the
board of trustees of the Trust and the Chair and Chief Executive Officer of the
adviser and distributor. The SAI provides additional information about the portfolio manager's compensation, other accounts under management and ownership of securities in the fund.

IS THIS FUND FOR YOU?

Burnham Small Cap Value Fund is best suited for investors who:

- Are investing for the long term

- Want to increase their exposure to small-capitalization companies

- Seek potentially more rapid growth than might be achieved in a larger-capitalization fund

- Are comfortable with increased price volatility

The fund may not be appropriate for investors who:

The fund's goal is non-fundamental and may be changed without shareholder approval upon 60 days' prior notice.

THE FUND SEEKS CAPITAL APPRECIATION

MAIN STRATEGIES

The fund pursues its goal by investing at least 80% of its assets in stocks of
U.S. and foreign companies with market capitalizations of $1.6 billion or less.
These stocks may trade on exchanges or over-the-counter (OTC). The fund may also invest in IPOs.

HOW THE FUND SELECTS SECURITIES

In managing the fund's stock portfolio, the manager emphasizes individual stock selection. Using a value-oriented strategy, the fund initially seeks to identify a pool of companies with the potential for long-term capital appreciation that are currently unrecognized by or temporarily out of favor with the market.

The manager's research methods include the following:

- Fundamental analysis of company balance sheets
- On-site visits
- Interviews with senior management
- Data from research firms, electronic databases and relevant technical journals

In deciding which companies to invest in, the manager looks for a specific catalyst that the manager believes will spur share price growth. These catalysts might include:

- Increased investor attention
- Asset sales
- Corporate restructuring
- Upswing in a business or industry cycle
- Innovation, such as a new product introduction
- Favorable regulatory changes

The manager may sell a security when it achieves a clearly defined target price.
A security may be sold when any one of the following occurs:


- A disruptive change in management
- The company is unable to operate under its financial burdens
- The cycle fails to materialize

- A company's product or technology cannot be commercialized

OTHER INVESTMENTS

The fund may invest up to 20% of its assets in:

- Stocks of companies with market capitalizations of more than $1.6 billion

- Derivatives, which are a type of investment whose value is determined by reference to the value or the change in value of one or more securities, indices or other financial instruments.

The fund may use derivatives to hedge against market changes or as a substitute for securities transactions. It may also use derivatives in attempts to profit from anticipated market movements.

Under normal conditions, the fund intends to remain fully invested. In extraordinary circumstances, the fund may invest extensively in cash or short-term investment-grade debt securities. In such circumstances, the fund would be assuming a temporary defensive position and would not be pursuing its primary goal.

MAIN RISKS

The main risk of the fund is the performance of the stock market. Because the fund emphasizes small-capitalization companies, investors should expect greater volatility than in a fund that invests in medium- or large-capitalization companies.

Any of the following situations could cause the fund to lose money or underperform in comparison with its peer group:

- Small-capitalization stocks could fall out of favor with the market, particularly in comparison with large- or medium-capitalization stocks

- Companies in the fund's portfolio could fail to reach earnings estimates or other market expectations, causing their stock prices to drop

- The fund's management strategy or securities selection methods could prove to be less successful than anticipated

- Investments in derivatives could magnify any of the fund's gains or losses.
  Derivatives can also make the fund's portfolio less liquid and harder to value, especially in a declining market

- Foreign investments present additional risks compared with domestic investments. These may include:

         - Unfavorable currency exchange rates
         - Inadequate financial information
         - Political and economic upheavals

These risks are greater in emerging markets than in developed markets.

IPO RISK. The fund may invest in IPOs. The purchase of IPO shares may involve high transaction costs and may involve the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. IPO shares are subject to market risk and liquidity risk. When the fund's asset base is small, a significant portion of the fund's performance could be attributable to investments in IPOs because such investments would have a magnified impact on the fund. As the fund's assets grow, the effect of the fund's investments in
IPOs on the fund's performance probably will decline, which could reduce the fund's performance.

NON-DIVERSIFICATION. The fund is non-diversified and may invest a larger portion of its assets in the securities of a single company than diversified funds. As a result, matters affecting the stock price of a single company in which the fund invests may have a greater impact on the fund's share price than in a diversified fund. Such non-diversification will increase the volatility of the value of the fund's portfolio investments. Notwithstanding its non-diversified status, with respect to 50% of its total assets, the fund may invest in securities of not more than one issuer (or any combination of issuers) limited in respect to an amount not greater in value than 25% of its total assets and, in addition to the foregoing, in securities of not more than two issuers, each limited in respect to an amount not greater in value than 12.5% of its total assets and, with respect to the remaining 50% of its total assets, the fund may not invest in securities of any single issuer (other than the U.S. Government, its agencies and instrumentalities) limited in respect to an amount not greater in value than 5% of its total assets . This policy shall not be violated so long as any discrepancy from this policy after the acquisition of a security is neither wholly nor partially the result of such acquisition.

DEFINITION OF SMALL-CAPITALIZATION COMPANIES

There are thousands of publicly traded companies with assets under $1.6 billion in the U.S. alone. Small companies are often volatile, with the potential for rapid growth and equally rapid decline. Many small companies are young and have yet to prove their ability to sustain growth. They are generally more vulnerable to business setbacks because of small product lines, niche markets and limited financial resources. In a declining market, these stocks may be harder to sell, which may further depress their prices.

WHY INVEST IN SMALL-CAPITALIZATION VALUE STOCKS?

- Small-capitalization stocks offer the potential for superior long-term performance.

- Small-capitalization value stocks have historically tended to outperform small-cap growth stocks over the long term.

- The absence of investment analysts in the smaller market capitalization stocks sector magnifies market inefficiencies. This makes the fund's performance more dependent on the manager's proprietary research.

VALUE INVESTING

An approach to investing that seeks to identify, through in-depth research and analysis, companies that are undervalued in the market place -- companies whose market value is less than their economic value. Such companies are often out of favor or not closely followed by investors, but offer the potential for substantial appreciation over time.

PAST PERFORMANCE

Fund performance results have not been provided because as of the date of this prospectus the fund has not been in operation for a full calendar year. The
Russell 2000 Index has been selected by the manager as the appropriate benchmark for performance comparison purposes.

FEES AND EXPENSES

The table below describes the fees and estimated expenses you could expect as an investor in this fund. SHAREHOLDER FEES are one-time expenses charged directly to you. ANNUAL CLASS OPERATING EXPENSES come out of class assets, and are reflected in each class' total return.

FEE TABLE

                                                    Class A          Class C

SHAREHOLDER FEES
fees paid directly from your investment

Maximum front-end sales charge (load)               5.00% (1)        NONE
% of offering price

Maximum contingent deferred sales charge            NONE (2)         1.00% (3)
% of offering price or the amount
you receive when you
sell shares, whichever is less

Maximum short-term redemption fee (4)               2.00%            2.00%
% of redemption proceeds

ANNUAL CLASS OPERATING EXPENSES
expenses that are deducted from class assets

Management fees                                     1.00%            1.00%
Distribution (12b-1) fees (5)                       0.30%            1.00%
Other expenses (6)                                  0.70%            0.70%
--------------------------------------------------------------------------------
TOTAL ANNUAL CLASS OPERATING EXPENSES (6)           2.00%             2.70%

(1) Lower front-end sales charges for Class A shares may be available for purchases in excess of $50,000.

(2) Certain purchases of Class A shares will not be subject to a front-end sales charge but will be subject to a contingent deferred sales charge if the shares are redeemed within 2 years after purchase. See "Choosing a Share Class" below.

(3) On Class C shares redeemed less than 1 year after purchase.

(4) The redemption fee applies to shares redeemed (either by selling or exchanging into another fund) within 30 days after purchase. The fee is withheld from redemption proceeds and retained by the fund.

(5) Because Rule 12b-1 fees are paid out of class assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying sales charges.

(6) These are the estimated gross fees and expenses that the fund will incur for the current calendar year if the adviser had not agreed to waive any fees and/or reimburse certain expenses. For purposes of the expense limitation, "Other expenses" does not include interest, taxes, brokerage commissions, short sale dividend expenses and any expenses incurred in connection with non-recurring events, such as mergers, reorganizations and shareholder meetings, or extraordinary expenses such as litigation. The adviser currently intends to waive and/or reimburse certain expenses indefinitely, but this voluntary action by the adviser may be discontinued at any time on 30 days' notice. With the cap, expenses are estimated to be:

Management fees                                     1.00%            1.00%
Distribution (12b-1) fees                           0.30%            1.00%
Other expenses                                      0.35%            0.35%
-----------------------------------------------------------------------------
Net Annual Fund Operating Expenses                  1.65%            2.35%

EXAMPLE

This example shows what you could pay in expenses over time. To help you compare this fund's expenses with those of other funds, the example uses the same hypothetical assumptions as other mutual fund prospectuses:

- $10,000 original investment
- 5% annual return
- No changes in operating expenses
- Reinvestment of all dividends and distributions
- This example does not give effect to the fee waiver

                                            1 year            3 year
----------------------------------------------------------------------------
Class A                                     $693              $1,096
Class C with redemption                     $373              $838
Class C without redemption                  $273             $838

Because actual returns and expenses may be different, this example is for comparison purposes only. For Class A shares, expenses would be the same whether you stayed in the fund or sold your shares at the end of each period.

UNDERSTANDING SHAREHOLDER FEES

The following definitions may be helpful in understanding shareholder fees.

FRONT-END SALES CHARGE

An amount charged for the sale of some fund shares, usually sold by a broker or sales professional. A sales charge or load is reflected in the asked or offering price.

ASKED OR OFFERING PRICE

The price at which the fund's shares may be purchased. The asked or offering price includes the current net asset value plus any sales charge.

CONTINGENT DEFERRED SALES CHARGE

A fee imposed when shares are redeemed during the first few years of ownership.
Please refer to "Choosing a Share Class" for further information on alternative purchase arrangements.


SHORT-TERM REDEMPTION FEE

A fee imposed when shares are redeemed within 30 days of ownership. The fee is paid to the fund and is intended to compensate the fund and its remaining shareholders for the costs associated with short-term investors.

UNDERSTANDING FUND EXPENSES

The following definitions may be helpful in understanding fund expenses.

MANAGEMENT FEES

Fees paid to the adviser for the supervision of the fund's investment program.
The fund has not commenced operations.

RULE 12B-1 FEES

Pursuant to Rule 12b-1 under the 1940 Act, mutual funds may use some of their assets to pay commissions to brokers, other marketing expenses and shareholder service fees. You should take 12b-1 fees into account when choosing a fund and share class.

OTHER EXPENSES

Fees paid by the fund for miscellaneous items such as transfer agency, administration, custodian, professional and registration fees.

                    BURNHAM U.S. GOVERNMENT MONEY MARKET FUND

TICKER SYMBOL     BUTXX

SUBADVISER

Reich & Tang Asset Management, LLC, a Delaware limited liability company whose origins date back to 1974, is one of the pioneers in the money market industry.
They continue to advise large institutions focusing on liquidity, yield and capital preservation in its management practices.

PORTFOLIO MANAGER

Molly Flewharty has had primary day-to-day responsibility for the fund's portfolio since its inception in 1999. Ms. Flewharty is Senior Vice-President of
Reich & Tang Asset Management, LLC.

IS THIS FUND FOR YOU?

Burnham U.S. Government Money Market Fund is best suited for investors who:

- Seek maximum preservation of capital, liquidity and the highest possible current income

- Are seeking stability and accessibility for investment

- Are investing for the short term

- Are seeking the highest possible credit risk protection on investments

This fund's goal is non-fundamental and may be changed without shareholder approval upon 60 days' prior notice.

THE FUND'S GOAL IS MAXIMUM CURRENT INCOME THAT IS CONSISTENT WITH MAINTAINING
LIQUIDITY AND PRESERVING CAPITAL.

MAIN STRATEGIES

The fund is managed to maintain a stable $1.00 per share price. The fund invests at least 80% of its assets in money market securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. The fund's other investments consist primarily of repurchase agreements, although it may invest in all types of money market securities. Each security will have a remaining maturity of 13 months or less. The fund's average weighted maturity will not exceed 90 days. Its yield will go up and down with changes in short-term interest rates.

HOW THE FUND SELECTS SECURITIES

In managing the portfolio, the subadviser looks for securities that appear to offer the best relative value based on analysis of their:

- Interest rate sensitivity

- Yield

- Price

An investment committee meets weekly to determine the fund's portfolio strategy based on interest rates, availability of cash, and performance. The primary function of the committee is to develop an approved list of securities that satisfy the fund's guidelines and objectives. From time to time, the fund may emphasize, or overweight, its investments in particular types of issuers or maturities to increase current yields.

The fund may lend its portfolio securities to further enhance investment returns. These loans are secured by the delivery to the fund of cash collateral, which may be invested in short-term debt securities and money market instruments.

DEFINITION OF A MONEY MARKET FUND

A money market fund is a pool of assets investing in U.S. dollar-denominated short-term debt obligations. Because of the high degree of safety they provide, money market funds typically offer the lowest return of any type of mutual fund.

MAIN RISKS

The main risk of the fund is the level of short-term interest rates. If short-term interest rates rise steeply, the prices of money market securities could fall and threaten the $1.00 share price that the fund tries to maintain.

The fund should have minimal or no credit risk because it invests in securities backed by the U.S. Government, the most creditworthy issuer of fixed income securities. However, it is important to note that although the fund invests primarily in U.S. Government securities, the fund's share price and its yield are not guaranteed by the U.S. Government. Certain issuers of U.S. Government securities in which the fund may invest are sponsored or chartered by Congress but their securities are neither issued nor guaranteed by the U.S. Treasury.
Rather, these issuers are authorized to borrow from the U.S. Treasury to meet their obligations. These issuers include the Federal National Mortgage
Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie
Mac"), and the Federal Home Loan Banks ("FHLMC").

In addition, the fund's yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. This may be an advantage when interest rates are rising but not when they are falling.

If the fund lends portfolio securities, there is a risk that the borrower may fail to return the securities. As a result, the fund may incur a loss or, in the event of a borrower's bankruptcy, may be delayed in, or prevented from, liquidating the collateral.

The Fund's investments in repurchase agreements are subject to the risk that the seller defaults on its obligation to repurchase the securities under the repurchase agreement. The Fund may encounter delay and incur costs before being able to sell the securities. Such a delay may involve loss of interest or decline in price of the securities.

An investment in the fund is not insured or guaranteed by the Federal Deposit
Insurance Corporation ("FDIC") or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share it is possible to lose money by investing in the fund.

MONEY MARKET FUND YIELD

The fund's current yield reflects the relationship between the fund's current level of annual income and its price on a particular day.

TYPES OF MONEY MARKET SECURITIES

U.S. TREASURY SECURITIES

Debt obligations, including bills, notes, bonds and other debt securities sold by the U.S. Treasury that mature in one year or less and are backed by the full faith and credit of the U.S. Government.

U.S. GOVERNMENT AGENCY AND OTHER OBLIGATIONS

"U.S. Government securities" are high-quality securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government.
U.S. Government securities may be backed by the full faith and credit of the
U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security. U.S. Government securities include mortgage-backed and other asset-backed securities.

REPURCHASE AGREEMENTS

Contracts, usually involving U.S. Government securities, under which one party sells and agrees to buy back securities at a fixed price on a designated date.

PAST PERFORMANCE

The chart and table below describe the fund's performance history. All mutual funds present this information so that you can compare funds more readily. Bear in mind that past performance is not a guarantee of future performance.

The bar chart shows the fund's annual total returns for each full calendar year since inception. Returns for the fund's single best and single worst quarters give some indication of how widely short-term performance has varied.

RETURN FOR BURNHAM U.S. GOVERNMENT MONEY MARKET FUND*

                           [PERFORMANCE GRAPH OMITTED]

2000       2001      2002       2003       2004      2005     2006
5.57%      3.28%     1.00%      0.39%      0.60%     2.41%    4.24%

BEST QUARTER:  1.42% IN 3rd  QUARTER OF 2000
WORST QUARTER:  0.07% IN 2nd QUARTER OF 2003

If you would like to know the current 7-day yield for the fund, call Burnham
Shareholder Services at 1-800-874-3863 (toll free).

AVERAGE ANNUAL RETURNS*

The table presents the fund's average annual returns over 1 and 5 years and since inception. The fund's performance figures assume that all distributions were reinvested in the fund. The performance calculations reflect the deduction of the annual fund operating expenses.

For the following periods ending 12/31/2006                            1 year           5 years           Since Inception
                                                                                                         (October 13, 1999)
BURNHAM U.S. GOVERNMENT MONEY MARKET FUND                              4.24%            1.72%                2.54%


*Prior to February 16, 2004, the name of the fund was Burnham U.S. Treasury
Money Market Fund. The fund previously invested at least 80% of its assets in
U.S. Treasury securities, which are backed by the full faith and credit of the
U.S. Government.

FEES AND EXPENSES
The table below describes the fees and expenses you could expect as an investor in the fund. SHAREHOLDER FEES are one-time expenses charged directly to you.
ANNUAL FUND OPERATING EXPENSES come out of fund assets and are reflected in the fund's total return.

FEE TABLE

SHAREHOLDER FEES
fees are paid directly from your investment

NONE

ANNUAL FUND OPERATING EXPENSES
expenses that are deducted from fund assets

Management fees                                                       0.40%
Distribution (12b-1) fees                                             NONE
Other expenses                                                        0.36%
                                                                      -----

TOTAL ANNUAL FUND OPERATING EXPENSES                                  0.76%
                                                                      =====

EXAMPLE

This example shows what you could pay in expenses over time. To help you compare this fund's expenses with those of other funds, the example uses the same hypothetical assumptions as other mutual fund prospectuses:

- $10,000 original investment
- 5% annual return
- No changes in operating expenses
- Reinvestment of all dividends and distributions

         1 year            3 years          5 years           10 years
         ------------------------------------------------------------------
          $78              $243             $422              $942

The figures in the example would be the same whether you sold your shares at the end of the period or kept them. Because actual returns and expenses may be different, this example is for comparison purposes only.

UNDERSTANDING FUND EXPENSES

The following definitions may be helpful in understanding shareholder fees.

MANAGEMENT FEES

Fees paid to the adviser for the supervision of the fund's investment program.

OTHER EXPENSES

Fees paid by the fund for miscellaneous items such as transfer agency, custodian, professional and registration fees.

DISCLOSURE OF PORTFOLIO HOLDINGS

A full schedule of portfolio holdings for each fund (other than the Burnham U.S.
Government Money Market Fund), current as of month-end, is available on the funds' website at www.burnhamfunds.com approximately 30 days after the end of each month. This information will remain available on the website at least until the date on which the funds file a Form N-CSR or Form N-Q with the Securities and Exchange Commission (the "Commission") for the period that includes the date as of which the information is current. The funds may suspend the posting of this information or modify this policy without notice to shareholders. A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is available in the SAI.

THE INVESTMENT ADVISER

The funds' investment adviser and manager is Burnham Asset Management
Corporation, 1325 Avenue of the Americas, New York, NY 10019. The adviser was founded in 1989.

With respect to the Burnham Fund and the Burnham Small Cap Value Fund, the
adviser is responsible for economic research, industry and company analysis, portfolio recommendations and all investment decisions. With respect to the other funds that utilize an investment subadviser, the adviser is responsible for overseeing the subadviser and recommending the selection, termination and replacement of subadvisers. Subject to the approval of the Trust's board of trustees, the adviser also establishes and modifies whenever necessary the investment strategies of the funds. In return for these services, the adviser receives a fee from each fund as described in the table below. Each subadviser is responsible for economic research, industry and company analysis, portfolio recommendations and all investment decisions with respect to its fund. The adviser pays a subadvisory fee to each subadviser out of its own assets. No fund is responsible for paying any portion of the subadvisory fee to any subadviser.

FEE AS A % OF AVERAGE DAILY NAV

BURNHAM FUND                                                 0.60%(1)
------------------------------------------------------------
BURNHAM FINANCIAL SERVICES FUND                             0.75%(1)
------------------------------------------------------------
BURNHAM FINANCIAL INDUSTRIES FUND                           0.90%*(1)
------------------------------------------------------------
BURNHAM LONG/SHORT EQUITY FUND                              1.50%**
------------------------------------------------------------
BURNHAM SMALL CAP VALUE FUND                                1.00%***
------------------------------------------------------------
BURNHAM U.S. GOVERNMENT MONEY MARKET FUND                   0.40%

(1) The adviser and the distributor have contractually agreed to waive all or a portion of their management fees and Rule 12b-1 fees, respectively, with respect to Burnham Fund and Burnham Financial Services Fund, which may reduce the adviser's and distributor's fees. In addition, the adviser has contractually agreed to reimburse certain expenses with respect to Burnham Fund, Burnham
Financial Services Fund and Burnham Financial Industries Fund, to the extent required to reduce "total annual class operating expenses" or "other expenses,"
as the case may be for the applicable fund, to specified levels as described earlier in this prospectus. See also the table below. Any waiver and/or reimbursement by the adviser and/or the distributor is subject to repayment by the funds within the following three years if the funds are able to make repayment without exceeding their current expense limits. Pursuant to the expense limitation agreement, the expense limits will not apply to, and the adviser will not reimburse the funds for, interest, taxes, brokerage commissions and other transaction costs, capitalized expenditures, acquired fund fees and expenses, short sale dividends, and extraordinary expenses not incurred in the ordinary course of the funds' business (I.E., litigation, indemnification). This contractual waiver will terminate on April 30, 2008, unless it is renewed by all parties to the agreement, unless the advisory agreement or Rule 12b-1 plan of the applicable fund is terminated, or unless the waiver is otherwise terminated with the consent of the applicable fund. Prior to May 1, 2007, a voluntary expense limitation was in place.

*The fund pays a management fee consisting of a basic annual fee of 0.90% of the fund's average daily net assets and a performance adjustment, resulting in a minimum fee of 0.80% and a maximum fee of 1.00%.

**The fund has not commenced operations and does not have an advisory agreement as of the date of this prospectus. It is proposed that the fund will pay a management fee consisting of a basic annual fee of 1.50% of the fund's average daily net assets and a performance adjustment, resulting in a minimum fee of
1.00% and a maximum fee of 2.00%.

*** The fund has not commenced operations and does not have an advisory agreement as of the date of this prospectus.

A discussion regarding the basis for the board of trustees' approval of the funds' investment advisory and subadvisory agreements is available in the funds'
semi-annual report to shareholders for the semi-annual period ended June 30,
2006, as amended.


OPERATING EXPENSE CAP AS A % OF AVERAGE DAILY NAV


                                             CLASS A SHARES      CLASS B SHARES    CLASS C SHARES
BURNHAM FUND*                                    1.39%                 2.14%             2.14%
------------------------------------------------------------------------------------------------------
BURNHAM FINANCIAL SERVICES FUND*                 1.60%                 2.35%             2.35%
------------------------------------------------------------------------------------------------------
BURNHAM FINANCIAL INDUSTRIES FUND**          1.65% to 1.85%             N/A          2.35% to 2.55%
------------------------------------------------------------------------------------------------------
BURNHAM LONG/SHORT EQUITY FUND                   2.10%                  N/A              2.80%
------------------------------------------------------------------------------------------------------
BURNHAM SMALL CAP VALUE FUND                     1.65%                  N/A              2.35%
------------------------------------------------------------------------------------------------------


* For these funds, the expense cap applies with respect to certain of each fund's "total annual operating expenses." ** For this fund, the adviser has contractually agreed to limit certain of the fund's "other expenses" to 0.55%.
Because the fund's management fee may vary between 0.80% and 1.00% depending on the fund's performance, the total net operating expenses of the fund will accordingly vary after giving effect to the expense limitation

The Trust and the adviser have received an exemptive order from the Commission permitting the adviser, subject to the approval of the board of trustees, to select subadvisers to serve as portfolio managers of the funds or to materially modify an existing subadvisory contract without obtaining shareholder approval of a new or amended subadvisory contract. Under the exemptive order, the adviser has ultimate responsibility to oversee and to recommend the hiring, termination and replacement of any subadviser. The shareholders of the Burnham Financial
Services Fund must initially grant such responsibility to the adviser. In 2005, shareholders of the Burnham Fund and the Burnham U.S. Government Money Market
Fund granted such responsibility to the adviser. No such shareholder approval is necessary with respect to the Burnham Financial Industries Fund, the Burnham
Long/Short Equity Fund or the Burnham Small Cap Value Fund.

YOUR ACCOUNT

As an investor, you have flexibility in choosing a share class, setting up your account, making exchanges between funds and withdrawing money from your account.
In this section, you will find detailed information about the various options available to you. It is important to read the entire section so that you will understand all of the factors -- including tax liability, sales charges, and transaction volume -- that should influence your investment decisions.

DISTRIBUTION AND SERVICE FEES

Each Fund (other than the Burnham U.S. Government Money Market Fund) has adopted a distribution and service plan under Rule 12b-1 for each class of shares whereby these funds pay the distributor for expenses incurred in connection with distributing fund shares and/or in providing shareholder support services. These services may include, among others: (1) establishing, maintaining and processing changes in shareholder accounts; (2) answering shareholder inquiries; (3)
distributing prospectuses, reports, advertising and sales literature; and (4)
preparing account statements and confirmations. The distributor and/or the adviser may (and currently do) pay significant amounts to intermediaries, such as banks, broker-dealers, and other service providers, that provide these services. The distributor and/or the adviser may make these payments from its distribution fee or management fee revenue, past profits or other resources. The
SAI contains further details about these payments. Please speak with your investment professional to learn more about any payments his or her firm may receive from the distributor or the adviser, as well as fees and/or commissions the intermediary charges. You should also consult disclosures made by your investment professional at the time of purchase. If mutual fund sponsors and their affiliates make distribution-related payments in varying amounts, investment professionals may have an incentive to recommend one mutual fund over another. Similarly, investment professionals that receive more distribution assistance for one share class versus another may have an incentive to recommend that class over another. To ensure that quality services are provided to existing investors, no changes were made to distribution and service fees paid by Class B shares of the Burnham Fund and the Burnham Financial Services Fund.

CHOOSING A SHARE CLASS

WHY DIFFERENT SHARE CLASSES?

By offering different share classes, a fund allows you to choose the method of purchasing shares that is the most beneficial given the amount of your purchase, length of time you expect to hold your shares and other relevant circumstances.

Shares of Burnham U.S. Government Money Market Fund are offered in one class only, with no sales charge and are not subject to any 12b-1 distribution or service fees. Burnham Fund, Burnham Financial Services Fund, Burnham Financial
Industries Fund, Burnham Long/Short Equity Fund and Burnham Small Cap Value Fund
offer shares in Class A and Class C. Class B shares of Burnham Fund and Burnham
Financial Services Fund are no longer offered.

CLASS A SALES CHARGES

The front-end sales charge decreases with the amount you invest and is included in the offering price [see schedule of breakpoints].

Rule 12b-1 fee of 0.25% annually of average net asset value for the Burnham Fund and the Burnham Financial Services Fund. Rule 12b-1 fee of 0.30% annually of average net asset value for the Burnham Financial Industries Fund, the Burnham
Long/Short Equity Fund and the Burnham Small Cap Value Fund.

AMOUNT INVESTED                       SALES CHARGE
                                    % OFFERING PRICE          % NAV

less than $50,000                        5.00%                 5.26%
$50,000-$99,999                          4.50%                 4.71%
$100,000-$249,999                        4.00%                 4.17%
$250,000-$499,999                        3.00%                 3.09%
$500,000-$999,999                        2.00%                 2.04%
$1,000,000 and above                       --*                   --*

*PURCHASES OF $1 MILLION OR MORE (CLASS A SHARES). The following contingent deferred sales charge ("CDSC") will be imposed on investments over $1 million if shares are redeemed within two years after purchase. The charge is calculated from the NAV at the time of purchase or redemption, whichever is lower.

PURCHASE-TO-SALE PERIOD CDSC

Year 1   1.00%
Year 2   0.50%

CLASS B DEFERRED SALES CHARGE

The CDSC decreases with the amount of time you hold your shares [see schedule].

Rule 12b-1 fee of 0.75% and service fee of 0.25% annually of average NAV.

Maximum purchase $50,000.

PURCHASE-TO-SALE PERIOD              CDSC
1 Year or less                       5.00%
Year 2                               4.00%
Years 3 and 4                        3.00%
Year 5                               2.00%
Year 6                               1.00%
Over 6 years                           --

Shares not subject to a CDSC are redeemed first; remaining shares are redeemed in the order purchased. No CDSC applies to shares that:

         - Represent increases in the NAV above the net cost of the original investment
         - Were acquired through reinvestment of dividends or distributions

After 8 years, Class B shares automatically convert to Class A shares.

CLASS C DEFERRED SALES CHARGE

CDSC of 1.00% for a purchase to redemption period of less than one year. No sales charge thereafter.

Rule 12b-1 fee of 0.75% and service fee of 0.25% annually of average NAV.

Maximum purchase $500,000.

Shares not subject to CDSC are redeemed first; remaining shares are redeemed in the order purchased. No CDSC applies to shares that:

         - Represent increases in the NAV above the net cost of the original investment
         - Were acquired through reinvestment of dividends or distributions
         - Class C shares do not convert to any other class of shares

CALCULATION OF NET ASSET VALUE

Each fund calculates its net asset value ("NAV") per share of each class as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m.
Eastern time) on each business day. If the New York Stock Exchange closes early, the time for calculating the NAV and the deadline for share transactions will be accelerated to the earlier closing time. Purchase and redemption orders received by the funds' transfer agent before the regular close of the New York Stock
Exchange will be executed at the offering price calculated at that day's closing.

The NAV per share of each class of a fund is the total value of its assets attributable to a class less its liabilities attributable to that class divided by the total number of outstanding fund shares of that class. Each fund (other than the Burnham U.S. Government Money Market Fund) values the securities in its portfolio on the basis of market quotations, official closing prices and valuations provided by independent pricing services. Certain short-term securities are valued on the basis of amortized cost. When market quotations, official closing prices or valuations provided by a pricing service are not readily available or determined by the adviser to be unreliable, a fund will use a security's fair value pursuant to procedures approved by the board of trustees. The use of fair value pricing by a fund may cause the NAV of its shares to differ from the NAV that would be calculated using only market prices.
Arbitrage opportunities may exist in certain circumstances, such as when trading in a portfolio security held by a fund is halted and does not resume before the fund calculates its NAV or when an event occurs after the closing of a foreign exchange that materially affects the value of a security held by a fund before the fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing will prevent dilution of any fund's NAV by short-term traders. While the funds have policies regarding excessive trading, these too may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.
Foreign markets may be open on days when U.S. markets are closed and the value of foreign securities owned by a fund may change on days when shareholders cannot purchase or redeem shares.

The Burnham U.S. Government Money Market Fund values the securities in its portfolio using amortized cost, which approximates fair market value, in accordance with a rule of the Commission.

SALES CHARGE WAIVERS

Under certain conditions, the following investors can buy Class A shares without a sales charge:

- Shareholders of the Burnham Fund who purchased shares directly from the fund before August 27, 1998

- Officers, directors, trustees, employees of the adviser, the fund's distributor, certain other service providers and any of their affiliated companies, and immediate family members of any of these people

- Employee benefit plans having more than 25 eligible employees or a minimum of
  $250,000 in plan assets

- Employees of dealers that are members of the National Association of
  Securities Dealers, Inc. (NASD), members of their immediate families, and their employee benefit plans

- Certain trust companies, bank trust departments and investment advisers that invest on behalf of their clients and charge account management fees

- Participants in no-transaction fee programs of discount brokerages that maintain an omnibus account with the funds

- Individuals investing distributions from tax-deferred savings and retirement plans

- All retirement plan transfer of assets (TOA) established directly with the funds utilizing PFPC Trust Company as the plan's custodian

CDSC charges will be waived on redemptions of Class B and Class C shares in connection with:

- Distributions from certain employee tax-qualified benefit plans

- Any shareholder's death or disability

- Withdrawals under an automatic withdrawal plan, provided the annual withdrawal is less than 10% of your account's original value

Information with respect to sales charges is available on the funds' website at
www.burnhamfunds.com.

              CLASS C SHARES MAY NOT BE SUITABLE FOR INVESTORS THAT
                   ANTICIPATE WITHDRAWING MORE THAN 10% OF THE
                       ACCOUNT'S ORIGINAL VALUE PER ANNUM.

WAYS TO REDUCE SALES CHARGES

Under certain conditions, investors can reduce or eliminate sales charges on
Class A shares provided that sufficient identifying information is supplied at the time of each purchase.

COMBINED PURCHASE

Purchases made at the same time by an individual, his or her spouse and any children under the age of 21 are added together to determine the sales charge rate. Your total aggregate shares held in any of the Burnham funds, regardless of share class, should be taken into consideration when calculating your combined total.

RIGHT OF ACCUMULATION

If you, your spouse or any children under the age of 21 already hold shares of any funds, the sales charge rate on additional purchases of Class A shares can be based on your total aggregate shares. Your total aggregate shares held in any of the Burnham funds, regardless of share class, should be taken into consideration when calculating your combined total.

LETTER OF INTENT

This non-binding agreement allows you to purchase Class A shares over a period of 13 months with the sales charge that would have applied if you had purchased them all at once.

PLEASE NOTE:

You must advise your dealer, the transfer agent or the fund if you qualify for a reduction and/or waiver in sales charges at the time of each purchase.
Additional information concerning sales charges is available in the SAI.

SHORT-TERM REDEMPTION FEE

Each fund (other than the Burnham U.S. Government Money Market Fund) charges a
2.00% short-term redemption fee on proceeds from shares redeemed (either by selling or exchanging into another fund) within 30 days after purchase. This fee will compensate the relevant fund for expenses directly related to the redemption of fund shares. These expenses include brokerage costs, charges for credit lines and other redemption related costs. The short-term redemption fee is withheld from gross redemption proceeds and is paid to the fund. This fee is not a deferred sales charge and is not a sales commission.

The short-term redemption fee does not apply to transactions involving:

- Shares acquired through reinvestment of dividends and other distributions;
- Shares converted from another share class of the same fund (in which case the redemption fee period will carry over to the acquired shares);
- Shares of a fund in an account that is closed by the fund because it fails to meet the fund's minimum balance requirements and other similar non-discretionary transactions (E.G., in connection with fund mergers, acquisitions or liquidations); and
- Certain automated or pre-established exchange, asset allocation, systematic purchase exchange or redemptions, or dollar cost averaging programs.

Each fund reserves the right, in its sole discretion, to impose (or not to impose) the short-term redemption fee to shares held through certain omnibus accounts (E.G., brokers, retirement plans and variable insurance products). The fund will make this determination after considering, among other things, the fund's costs of processing redemptions from these accounts and the ability of the omnibus account to systematically assess the redemption fee at the individual account level. You should consult with your retirement plan administrator or omnibus account representative to determine whether the redemption fee is applicable to your shares.

The funds will, upon written request, waive the redemption fee in the following circumstances (and may waive the redemption fee under other circumstances):

- Any shareholder's death or disability;
- Minimum required distributions from retirement accounts;
- Return of excess contributions in retirement accounts; and
- Redemptions resulting in the settlement of an estate due to the death of the shareholder.

The funds will use the first-in, first-out method to determine your holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in your account. If your holding period is less than 30 days, the short-term redemption fee will be assessed on the NAV of those shares calculated at the time the redemption is effected.

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT WITH THE BURNHAM FUNDS

In furtherance of the national effort to stop the funding of terrorism and to curtail money laundering, the USA PATRIOT Act and other Federal regulations require financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of all investors opening new accounts.
Accordingly, when completing the funds' New Account Application, you will be required to supply the funds with certain information for all persons owning or permitted to act on an account. This information includes: name, date of birth, taxpayer identification number and street address. Also, as required by law, the funds employ various procedures, such as comparing the information you provide against fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Until such verification is made, the funds may temporarily limit additional share purchases. In addition, the funds may limit additional share purchases or close your account if they are unable to verify your identity.

The funds generally will not accept new account applications to establish an account with a non-U.S. address or for a non-resident alien. Puerto Rico, Guam and U.S. military addresses are acceptable.

HOW TO BUY SHARES
--------------------------------------------------------------------------------

MINIMUM PURCHASE AMOUNT
                                       INITIAL PURCHASE     SUBSEQUENT PURCHASES

Individual retirement
 and minor custodial accounts          $100                  $50
Automatic investment program           $100                  $50
All other accounts and programs (except
 Burnham Long/Short Equity Fund)       $2,500               $500
Burnham Long/Short Equity Fund         $10,000              $2,500

These amounts may be waived or changed at the funds' discretion.

METHOD                         PROCEDURE
--------------------------------------------------------------------------------
MAIL      Open an account      Complete and sign the application form. Send a
                               check drawn on a U.S. bank for at least the
                               minimum amount required, make the check payable
                               to "Burnham Investors Trust." Send the check and
                               application form to the address below.

          Open an IRA          Shares of the funds are available for
                               purchase through Individual Retirement Accounts
                               ("IRAs") and other retirement plans. An IRA
                               application and further details about IRAs and
                               other retirement plans are available from the
                               distributor by calling 1-800-874-3863 or your
                               investment professional.

          Subsequent           purchase Send in a check for the appropriate
                               minimum amount (or more) with your account name
                               and number. For your convenience, you may use the
                               deposit slip attached to your quarterly account
                               statements.
--------------------------------------------------------------------------------
FEDERAL   Subsequent purchase  This option is available to existing open
FUNDS WIRE                     accounts only. New accounts must complete an
                               application form and forward payment to the
                               address listed below.

          Wire address               PNC Bank
                                     ABA No: 031000053
                                     FFC Account Number: 8606906049
                                     Attn: [Name and Class of Fund
                                     Burnham Account Name
                                     Burnham Account Number]

--------------------------------------------------------------------------------
AUTOMATIC                      You can make automatic monthly, quarterly or
INVESTMENT                     annual purchases (on the 5th or 15th day of each
PROGRAM                        month) of $100 or more. To activate the automatic
                               investment plan, complete an account application
                               notifying the funds. Your investment may come
                               from your bank account or from your balance in
                               the Burnham U.S. Government Money Market Fund.
                               You may change the purchase amount or terminate
                               the plan at any time by writing to the funds.

--------------------------------------------------------------------------------
ELECTRONIC                     To purchase shares via electronic funds transfer,
FUNDS TRANSFER                 check this option on your account application
                               form. Your bank must be a member of the ACH
                               system.
--------------------------------------------------------------------------------
AUTHORIZED BROKER/DEALER       Contact your broker/dealer or investment
OR INVESTMENT PROFESSIONAL     professional to set up a new account, purchase
                               fund shares, and make subsequent investments.
                               Purchase orders that are received by your
                               broker/dealer before 4:00 p.m. Eastern time on
                               any business day and properly forwarded by the
                               broker/dealer or investment professional to the
                               transfer agent will receive that day's NAV. Your
                               broker/dealer or investment professional is
                               responsible for properly forwarding completed
                               orders to the fund transfer agent. Broker/dealers
                               or investment professionals may charge their
                               customers a processing or service fee in
                               connection with the purchase of fund shares that
                               are in addition to the sales and other charges
                               disclosed in this prospectus. Shareholders should
                               check with their broker/dealer or investment
                               professional for specific information about any
                               processing or service fees that they may be
                               charged.

SEND REGULAR MAIL TO:           SEND OVERNIGHT MAIL TO:         CALL SHAREHOLDER
                                                                SERVICE AGENT:

BURNHAM INVESTORS TRUST         BURNHAM INVESTORS TRUST         PFPC Inc.
C/O PFPC INC.                   C/O PFPC INC.                   TOLL-FREE AT
P.O. BOX 9781                   101 Sabin Street                1-800-462-2392
PROVIDENCE, RI 02940-9781       Pawtucket, RI 02860-1427

HOW TO EXCHANGE AND REDEEM SHARES
--------------------------------------------------------------------------------
METHOD                  PROCEDURE
--------------------------------------------------------------------------------

BY MAIL                 Send a letter of instruction, an endorsed stock power or
                        share certificates (if you hold certificate shares) to
                        "Burnham Investors Trust" to the address below. Please
                        be sure to specify:

                         - the fund
                         - account number
                         - the dollar value or number of shares you wish to sell

                        Include all necessary signatures and any additional
                        documents as well as a medallion signature guarantee if
                        required.  (See "What is a Medallion Signature
                        Guarantee" below)
--------------------------------------------------------------------------------

BY TELEPHONE            As long as the transaction does not require a
                        written or medallion signature guarantee, you or your
                        financial professional can sell shares by calling
                        Burnham Investors Trust at 1-800-462-2392. Press 1 and
                        follow the automated menu to speak to a customer service
                        representative. A check will be mailed to you on the
                        following business day. The funds have procedures to
                        verify that your telephone instructions are genuine.
                        These may include asking for identifying information and
                        recording the call. As long as the fund and its
                        representatives take reasonable measures to verify the
                        authenticity of the call, you will be held responsible
                        for any losses cause by unauthorized telephone orders.
--------------------------------------------------------------------------------
AUTHORIZED              If you invest through an authorized broker/dealer
BROKER/DEALER           or investment professional, they can sell or
OR INVESTMENT           exchange shares for you. Broker/dealers or
PROFESSIONAL            investment professionals may charge their customers
                        a processing or service fee in connection with the
                        redemption or exchange of fund shares that are in
                        addition to the sales and other charges described in
                        this prospectus. Shareholders should check with
                        their broker/dealer or investment professional for
                        specific information about any processing or service
                        fees that they may be charged.
--------------------------------------------------------------------------------
SYSTEMATIC WITHDRAWAL   If you have a share balance of at least $5,000,
PLANS                   you may elect to have monthly, quarterly or annual
                        payments of a specified amount ($50 minimum) sent to you
                        or someone you designate. The funds do not charge for
                        this service. See "Systematic Withdrawal Plan"
                        information below.
--------------------------------------------------------------------------------

BY FEDERAL FUNDS WIRE   Confirm with Burnham Investors Trust that a wire
                        redemption privilege, including your bank designation,
                        is in place on your account. Once this is established,
                        you may request to sell shares of any fund of Burnham
                        Investors Trust. Proceeds will be wired to your
                        pre-designated bank account. See " Federal Funds Wire"
                        information below.

--------------------------------------------------------------------------------
BY EXCHANGE             Read this prospectus before making an exchange.  Class A
                        shares of different Burnham funds have different Rule
                        12b-1 fees. You will pay more in ongoing 12b-1 expenses
                        if you exchange Class A shares out of the Burnham Fund
                        or Burnham Financial Services Fund and into Burnham
                        Financial Industries Fund, Burnham Small Cap Value Fund
                        or Burnham Long/Short Equity Fund. Burnham U.S.
                        Government Money Market Fund does not charge Rule 12b-1
                        fees. Call Burnham Investors Trust at 1-800-462-2392.
                        Press 1 and follow the automated menu to speak to a
                        customer service representative to place your exchange.

SEND REGULAR MAIL TO:           SEND OVERNIGHT MAIL TO:         CALL SHAREHOLDER
                                                                SERVICE AGENT:

BURNHAM INVESTORS TRUST         BURNHAM INVESTORS TRUST         PFPC Inc.
C/O PFPC INC.                   C/O PFPC INC.                   TOLL-FREE AT
P.O. BOX 9781                   101 Sabin Street                1-800-462-2392
PROVIDENCE, RI 02940-9781       Pawtucket, RI 02860-1427

TRANSACTION POLICIES

PAYING FOR SHARES

All purchases must be made in U.S. dollars and checks must be drawn on U.S.
banks. Please note that cash, credit cards, traveler's checks, credit card checks, cashier's checks, starter checks from newly established checking accounts or money orders will not be accepted. For fund purchases by check, if your check does not clear for any reason, your purchase will be canceled. If your purchase is canceled for any reason, you will be responsible for any losses or fees imposed by your bank and may be responsible for losses that may be incurred as a result of any decline in the value of the canceled purchase.

FEDERAL FUNDS WIRES

A federal funds wire transaction must total at least $5,000. Your bank may also charge a fee to send or receive wires.

TELEPHONE TRANSACTIONS

The funds have procedures to verify that your telephone instructions are genuine. These may include asking for identifying information and recording the call. As long as the fund and its representatives take reasonable measures to verify the authenticity of calls, you will be held responsible for any losses caused by unauthorized telephone orders.

CHECK WRITING FOR BURNHAM U.S. GOVERNMENT MONEY MARKET FUND

You must have a Burnham U.S. Government Money Market Fund account before adding this service. Call 1-800-462-2392 to request an application to add the check writing feature.

Individual checks must be for $250 or more. You may not close a Burnham U.S.
Government Money Market Fund account by writing a check.

THIRD PARTY CHECKS

Third party checks will not be accepted.

REGULAR INVESTING AND DOLLAR-COST AVERAGING

Dollar-cost averaging is the practice of making regular investments over time.
When share prices are high, your investment buys fewer shares. When the share price is low, your investment buys more shares. This generally lowers the average price per share that you pay over time.

Dollar-cost averaging cannot guarantee you a profit or prevent losses in a declining market.

OTHER POLICIES

Under certain circumstances, the funds reserve the right to:

- Suspend the offering of shares

- Reject any exchange or investment order

- Change, suspend or revoke exchange privileges

- Suspend the telephone order privilege without advance notice to shareholders

- Satisfy a redemption order by paying redemption proceeds with portfolio securities or non-cash assets for certain large orders

- Suspend or postpone your right to sell fund shares on days when trading on the
  New York Stock Exchange is restricted, or as otherwise permitted by the
  Commission.

- Change the investment minimums or other requirements for buying or selling shares, or waive minimums and requirements for certain investors

REDEEMING SHARES

You may redeem your shares in the funds on any business day. The proceeds are generally sent out within three business days after your order is executed. Sale proceeds may be delayed beyond the normal three business days:

- In unusual circumstances where the law allows additional time if needed

- If a check you wrote to buy shares hasn't cleared by the time you sell the shares

If you think you will need to redeem shares soon after buying them, you can avoid the check clearing time (which may be up to 15 days) by investing by wire or certified check.

EXCHANGE PRIVILEGE

Exchanges of shares have the same tax consequences as redemptions. The funds'
general policy is that sales charges on investments entering the fund complex should be applied only once. Therefore, you may exchange shares freely between funds within the same share class and for shares of the Burnham U.S. Government
Money Market Fund without paying additional sales charges. Exchanges of shares of the Burnham U.S. Government Money Market Fund for Class A shares of another
Burnham fund may be subject to sales charges (unless you have already paid a sales charge with respect to your investment being exchanged). Each fund reserves the right to modify this policy in the future. Exchanges must meet the minimum initial investment requirements of the fund.

THE FUNDS MAY RESTRICT OR CANCEL THE EXCHANGE PRIVILEGE OF ANY PERSON THAT, IN
THE OPINION OF THE FUNDS, IS USING MARKET TIMING STRATEGIES.

EXCESSIVE TRADING POLICY

Purchases and exchanges should be made for investment purposes only. Frequent trades in your account or accounts controlled by you can disrupt portfolio investment strategies and increase fund expenses, including brokerage and administrative costs, and may also dilute the value of the holdings of other shareholders of the fund. The board of trustees has adopted policies and procedures designed to discourage short-term trading of fund shares. The funds are not intended for market timing or excessive trading and the funds do not accommodate short-term trading. The funds or their agents reserve the right to restrict, reject or cancel (with respect to cancellation, on the next business day after the receipt of the order), without any prior notice, any purchase orders (including exchange purchases) by any investor or group of investors indefinitely for any reason, including in particular, purchase orders that they believe are attributable to market timers or are otherwise excessive or potentially disruptive to the funds. This policy applies to transactions accepted by any investor's financial intermediary. In the event that an exchange request is rejected or cancelled, neither the redemption nor the purchase side of the exchange will be processed. The funds reserve the right to delay for one business day the processing of exchange requests in the event that, in the funds' or their agents' judgment, such delay would be in the funds' best interest, in which case both the redemption and the purchase side of the exchange will receive the funds' net asset values at the conclusion of the delay period. Specifically, to deter market timing and excessive trading, the funds or their agents undertake to temporarily or permanently restrict, reject or cancel, without any prior notice, purchase and exchange orders of any investor who makes more than two exchanges (each exceeding $10,000 in value) out of a fund within
30 days of each other.

Two types of transactions are exempt from this policy: (1) trades solely in the
Burnham U.S. Government Money Market Fund (exchanges between the Burnham U.S.
Government Money Market Fund and any other fund are not exempt); and (2) certain automated or pre-established exchange, asset allocation, systematic purchase, exchange or redemption, or dollar cost average programs. This policy may be modified for accounts held by certain retirement plans to conform to plan exchange limits or Department of Labor regulations. These exchange limits are subject to the funds' ability to monitor exchange activity, as discussed under
"Limitations on the Ability to Detect and Curtail Excessive Trading Practices"
below. In applying this policy, the funds consider the information available to them at the time and may consider trading done in multiple accounts known to be under common ownership, control or influence.

Limitations on the Ability to Detect and Curtail Excessive Trading Practices.
Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the best efforts of the funds to prevent excessive trading, there is no guarantee that the funds or their agents will be able to identify such shareholders or curtail their trading practices. The funds receive purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading that may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors. Omnibus account arrangements are common forms of holding shares of a fund, particularly among financial intermediaries such as brokers, retirement plans and variable insurance products. These arrangements often permit financial intermediaries to aggregate their clients' share ownership positions and to purchase, redeem and exchange fund shares where the identity of the particular shareholder(s) is not known to a fund.

SMALL ACCOUNT BALANCES

The funds reserve the right to close your account if your balance falls below
$1,000. This minimum does not apply to accounts that are not subject to a minimum investment requirement of $1,000. The funds may assess a fee of $20 annually for accounts that do not meet this minimum amount.

REINSTATEMENT PRIVILEGE (CLASS A SHARES)

A shareholder of Class A, Class B or Class C shares who has redeemed such shares and has not previously exercised the reinstatement privilege may reinvest any portion or all of the redemption proceeds in Class A shares at net asset value, provided that such reinstatement occurs within 120 calendar days after such redemption and the account meets the minimum account size requirement. This privilege may be modified or terminated at any time by the funds.

In order to use this privilege, the shareholder must clearly indicate by written request to the applicable fund that the purchase represents a reinvestment of proceeds from previously redeemed Class A, Class B or Class C shares. If a shareholder realizes a gain on redemption of shares, this gain is taxable for federal income tax purposes even if all of such proceeds are reinvested. Special tax rules may apply if the redeemed shares were held for less than 91 days by the shareholder. If a shareholder incurs a loss on a redemption and reinvests the proceeds in the same fund, part or all of such loss may not be deductible for such tax purposes. See the "Taxes" section of the funds' Statement of
Additional Information for further details on the application of these rules to shareholders.

THE REINSTATEMENT PRIVILEGE MAY BE USED BY EACH SHAREHOLDER ONLY ONCE,
REGARDLESS OF THE NUMBER OF SHARES REDEEMED OR REPURCHASED. However, the
privilege may be used without limit in connection with transactions for the sole purpose of transferring a shareholder's interest in a fund to his or her IRA or other tax-qualified retirement plan account.

SYSTEMATIC WITHDRAWAL PLAN

A systematic withdrawal plan (SWP) is available for shareholders who maintain an account balance of at least $5,000 ($10,000 for the Burnham Long/Short Equity
Fund) and who want to receive a specific amount of cash in amounts not less than
$50 either monthly, quarterly, or annually. You may subscribe to this service by contacting your account executive, or by contacting the shareholder service agent at 1-800-462-2392.

The funds' transfer agent will redeem a sufficient number of your shares, held in book-entry form, at the net asset value (for Class A shares) or less the appropriate CDSC (for Class B or Class C shares) at the close of business of the
New York Stock Exchange on or about the 20th day of each payment month. A check will be mailed to you no later than three business days following the date the shares are redeemed.

HOUSEHOLD DELIVERY OF FUND DOCUMENTS

With your consent, the Trust may send a single prospectus and shareholder report to your residence for you and any other member of your household who has an account with the funds. If you want to revoke your consent to this practice, you may do so by notifying the Trust, by phone or in writing. See "How to Contact
Us" below. The Trust will begin mailing separate prospectuses and shareholder reports to you within 30 days after receiving your notice.

WHAT IS A MEDALLION SIGNATURE GUARANTEE?

A medallion signature guarantee verifies that your signature is authentic. Most banks and financial institutions can provide you with a medallion signature guarantee, provided that the financial institution participates in the Medallion
Program. Some financial institutions charge a fee, but it is usually waived if you are a customer of the financial institution. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock
Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion
Signature Program (NYSE MSP).

A notary public cannot provide a medallion signature guarantee.

You will need a medallion signature guarantee on a written request to sell shares in certain cases, including:

- When selling more than $50,000 worth of shares

- When you want your check to be payable to someone other than the owner of record, or sent somewhere other than the address of record

- When you want the proceeds sent by wire or electronic transfer to a bank account you have not designated in advance

- When you would like a check mailed to an address that has been changed within
  30 days of your redemption request

TAX CONSIDERATIONS AND DISTRIBUTIONS

Each fund pays dividends and distributions, as described in the table below.

Unless you notify the fund otherwise, your income and capital gains distributions from a fund will be reinvested in that fund. However, if you prefer you may:

- Receive all distributions in cash or

- Reinvest capital gains distributions, but receive your income distributions in cash

You may indicate your distribution choice on your application form upon purchase. You will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash.


TYPE OF DISTRIBUTION               DECLARED & PAID           FEDERAL TAX STATUS
DIVIDENDS FROM
NET INVESTMENT INCOME                                        ordinary income or qualified
    Burnham Fund                        annually             dividend income
    Burnham Financial Services Fund     annually
    Burnham Financial Industries Fund       annually
    Burnham Long/Short Equity Fund      annually
    Burnham Small Cap Value Fund        annually
    Burnham U.S. Government             declared daily       ordinary income
      Money Market Fund                 and paid monthly
------------------------------------------------------------------------------------
SHORT-TERM CAPITAL GAINS
        (all funds)                annually                  ordinary income
------------------------------------------------------------------------------------
LONG-TERM CAPITAL GAINS
        (all funds)                annually                  long-term capital gain
------------------------------------------------------------------------------------


Dividends from net investment income of all funds, other than Burnham U.S.
Government Money Market Fund, are taxable either as ordinary income or, if so designated by a fund and certain other conditions, including holding period requirements, are met by the fund and the shareholder, as "qualified dividend income" taxable to individual shareholders at a maximum 15% U.S. federal income tax rate. Dividends from net investment income of Burnham U.S. Government Money
Market Fund are taxable as ordinary income and are not expected to qualify for treatment as qualified dividend income.

Each fund may also pay dividends and distributions at other times if necessary for a fund to avoid U.S. federal income or excise tax. Distributions from
Burnham Fund, Burnham Financial Services Fund, Burnham Financial Industries
Fund, Burnham Long/Short Equity Fund and Burnham Small Cap Value Fund are
expected to be primarily capital gains.

The funds issue Form 1099 tax information statements recording all distributions and redemptions for the preceding year. These forms are mailed to shareholders and to the Internal Revenue Service (the "IRS") each year by January 31. Any shareholder who does not supply a valid taxpayer identification number to the funds may be subject to federal backup withholding.

It is a taxable event whenever you redeem or exchange shares. Generally, you will recognize a capital gain or capital loss in an amount equal to the difference between the net amount of the redemption proceeds (or in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares you redeem or exchange.

You should consult your tax adviser about your own particular tax situation.

Distributions generally are taxable in the year you receive them. In some cases, distributions you receive in January are taxable as if they were paid during the previous year.

BUYING SHARES BEFORE A DISTRIBUTION

The money a fund earns, either as income or as capital gains, is reflected in its share price until the fund makes a distribution. At that time, the amount of the distribution is deducted from the share price and is either reinvested in additional shares or paid to shareholders in cash.

If you buy fund shares just before a distribution, you will get some of your investment back in the form of a taxable distribution. You can avoid this by waiting to invest until after the fund makes its distribution.

Investments in tax-deferred accounts are not affected by the timing of distribution payments because generally there are no tax consequences on distributions to these accounts.

BACKUP WITHHOLDING

When you fill out your application form, be sure to provide your social security number or taxpayer ID number. Otherwise, the IRS will require each fund to backup withhold at a rate of 28% on all dividends, distributions, sales proceeds and any other payments to you from the fund. In certain circumstances, the IRS may also require a fund to backup withhold even when an appropriate number has been provided by a shareholder.


RETIREMENT PLANS

The funds offer a number of tax-deferred plans for retirement savings:

TRADITIONAL IRAS allow money to grow tax-deferred until you take it out.
Contributions may be deductible for some investors.

ROTH IRAS also offer tax-free growth. Contributions are taxable, but withdrawals are tax-free for investors who meet certain requirements.

SEP-IRA and other types of plans are also available. Consult your tax professional to determine which type of plan may be beneficial to you.

COVERDELL EDUCATION SAVINGS ACCOUNTS (EDUCATION IRAS). Contributions are
taxable, but withdrawals for eligible education expenses are tax-free for investors who meet certain requirements.

FINANCIAL HIGHLIGHTS

THESE FINANCIAL HIGHLIGHTS TABLES ARE INTENDED TO HELP YOU UNDERSTAND EACH
FUND'S FINANCIAL PERFORMANCE OVER THE PAST FIVE YEARS OR FOR THE LIFE OF THE
FUND REPORTING PERIOD. CERTAIN INFORMATION REFLECTS FINANCIAL RESULTS FOR A
SINGLE SHARE. THE TOTAL RETURNS IN EACH TABLE REPRESENT THE RATE THAT AN
INVESTOR WOULD HAVE EARNED (OR LOST) ON AN INVESTMENT IN THAT FUND, ASSUMING
REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. THIS INFORMATION HAS BEEN
AUDITED BY PRICEWATERHOUSECOOPERS LLP, WHOSE REPORT, ALONG WITH THE FUNDS'
FINANCIAL STATEMENTS, IS INCLUDED IN THE ANNUAL REPORT, WHICH IS AVAILABLE UPON
REQUEST.

FINANCIAL HIGHLIGHTS FOR BURNHAM LONG/SHORT EQUITY FUND AND BURNHAM SMALL CAP
VALUE FUND ARE NOT SHOWN BECAUSE THESE FUNDS HAD NOT YET COMMENCED OPERATIONS AS
OF DECEMBER 31, 2006.


                                          INCOME FROM INVESTMENT OPERATIONS                      LESS DISTRIBUTIONS
                                      ------------------------------------------ ---------------------------------------------------
                                                     NET GAINS/(LOSS)                               DISTRIBUTIONS FROM
                                                       ON SECURITIES                                  CAPITAL GAINS
                                                       AND OPTIONS    TOTAL FROM     DIVIDENDS      (FROM SECURITIES
                     NET ASSET VALUE  NET INVESTMENT  (BOTH REALIZED  INVESTMENT     (FROM NET         AND OPTIONS         TOTAL
                    BEGINNING OF YEAR  INCOME (LOSS)  AND UNREALIZED) OPERATIONS INVESTMENT INCOME)   TRANSACTIONS)    DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
BURNHAM FUND

  CLASS A SHARES
  12/31/06               $ 26.97       $  0.18(b)       $  2.02      $   2.20       $  (0.15)           $ (2.13)        $  (2.28)
  12/31/05                 26.60          0.11(b)          1.38          1.49          (0.09)             (1.03)           (1.12)
  12/31/04                 26.94          0.09(b)          1.80          1.89          (0.20)             (2.03)           (2.23)
  12/31/03                 22.85          0.13             4.77          4.90          (0.05)             (0.76)           (0.81)
  12/31/02                 30.65          0.21            (7.25)        (7.04)         (0.18)             (0.58)           (0.76)

  CLASS B SHARES
  12/31/06               $ 27.23       $ (0.03)(b)      $  2.03      $   2.00       $     --            $ (2.13)        $  (2.13)
  12/31/05                 26.96         (0.05)(b)         1.35          1.30             --              (1.03)           (1.03)
  12/31/04                 27.30         (0.11)(b)         1.80          1.69             --              (2.03)           (2.03)
  12/31/03                 23.27         (0.07)            4.86          4.79             --              (0.76)           (0.76)
  12/31/02                 31.19          0.01            (7.35)        (7.34)            --              (0.58)           (0.58)

  CLASS C SHARES
  12/31/06               $ 26.75       $ (0.05)(b)      $  2.02      $   1.97       $     --            $ (2.13)        $  (2.13)
  12/31/05                 26.50         (0.06)(b)         1.34          1.28             --              (1.03)           (1.03)
  12/31/04(f)              26.68         (0.07)(b)         2.08          2.01          (0.16)             (2.03)           (2.19)

BURNHAM FINANCIAL
SERVICES FUND

  CLASS A SHARES
  12/31/06               $ 21.15       $  0.17(b)       $  3.42      $   3.59       $  (0.17)           $ (2.01)        $  (2.18)
  12/31/05                 22.51          0.25(b)         (0.18)         0.07          (0.22)             (1.21)           (1.43)
  12/31/04                 24.44          0.09(b)          3.11          3.20          (0.11)             (5.02)           (5.13)
  12/31/03                 18.33          0.07(b)          7.36          7.43          (0.03)             (1.29)           (1.32)
  12/31/02                 15.80          0.08(b)          2.69          2.77          (0.05)             (0.19)           (0.24)

  CLASS B SHARES
  12/31/06               $ 20.35       $  0.00(b,c)     $  3.27      $   3.27       $     --            $ (2.01)        $  (2.01)
  12/31/05                 21.68          0.09(b)         (0.16)        (0.07)         (0.05)             (1.21)           (1.26)
  12/31/04                 23.80         (0.09)(b)         2.99          2.90             --              (5.02)           (5.02)
  12/31/03                 17.97         (0.09)(b)         7.21          7.12             --              (1.29)           (1.29)
  12/31/02                 15.59         (0.05)(b)         2.62          2.57             --              (0.19)           (0.19)

  CLASS C SHARES(g)
  12/31/06               $ 21.05       $ (0.02)(b)      $  3.42      $   3.40       $  (0.08)           $ (2.01)        $  (2.09)
  12/31/05                 20.60          0.11(b)          1.78          1.89          (0.23)             (1.21)           (1.44)

BURNHAM FINANCIAL
INDUSTRIES FUND

  CLASS A SHARES
  12/31/06               $ 11.52       $  0.10(b)       $  1.84      $   1.93       $  (0.11)           $ (0.93)        $  (1.04)
  12/31/05                 11.33          0.13(b)          0.82          0.95          (0.10)             (0.66)           (0.76)
  12/31/04                 10.00         (0.00)(b,c)       1.39          1.39             --              (0.06)           (0.06)

  CLASS C SHARES
  12/31/06               $ 11.44       $  0.01(b)       $  1.84      $   1.85       $  (0.03)           $ (0.93)        $  (0.96)
  12/31/05                 11.26          0.05(b)          0.82          0.87          (0.03)             (0.66)           (0.69)
  12/31/04                 10.00         (0.05)(b)         1.37          1.32             --              (0.06)           (0.06)



                                                                                       RATIOS/SUPPLEMENTAL DATA
                                                                -------------------------------------------------------------------
                                                                             RATIO OF TOTAL  RATIO OF TOTAL
                                                                             EXPENSES AFTER EXPENSES BEFORE
                                                                             REIMBURSEMENT/ REIMBURSEMENT/  RATIO OF NET
                                                                NET ASSETS,    RECOVERY        RECOVERY     INCOME/(LOSS) PORTFOLIO
                     REDEMPTION  NET ASSET VALUE                END OF YEAR   TO AVERAGE      TO AVERAGE     TO AVERAGE   TURNOVER
                        FEE        END OF YEAR   TOTAL RETURN % (IN $000'S)  NET ASSETS %    NET ASSETS %    NET ASSETS %   RATE %
-----------------------------------------------------------------------------------------------------------------------------------
BURNHAM FUND

  CLASS A SHARES
  12/31/06            $ 0.00(c)     $ 26.89           8.11       $  99,031      1.39            1.41            0.65         79.0
  12/31/05              0.00(c)       26.97           5.55         110,562      1.39            1.39            0.43         76.3
  12/31/04              0.00(c)       26.60           7.01         119,132      1.39            1.39            0.35         59.4
  12/31/03                --          26.94          21.60         126,868      1.39            1.39            0.51         91.3
  12/31/02                --          22.85         (23.14)        114,199      1.39            1.39            0.78         94.1

  CLASS B SHARES
  12/31/06            $ 0.00(c)     $ 27.10           7.34       $   1,951      2.14            2.16           (0.10)        79.0
  12/31/05                --          27.23           4.77           2,682      2.14            2.14           (0.20)        76.3
  12/31/04              0.00(c)       26.96           6.24           3,793      2.14            2.14           (0.40)        59.4
  12/31/03                --          27.30          20.67           4,380      2.14            2.14           (0.24)        91.3
  12/31/02                --          23.27         (23.69)          4,929      2.13            2.13            0.05         94.1

  CLASS C SHARES
  12/31/06            $ 0.00(c)     $ 26.59           7.32       $       6      2.14            2.16           (0.18)        79.0
  12/31/05                --          26.75           4.77              10      2.14            2.14           (0.22)        76.3
  12/31/04(f)           0.00(c)       26.50           7.54(a)            8      2.14(d)         2.15(d)        (0.41)(d)     59.4

BURNHAM FINANCIAL
SERVICES FUND

  CLASS A SHARES
  12/31/06            $ 0.00(c)     $ 22.56          17.02       $ 127,139      1.57            1.57            0.74        125.9
  12/31/05              0.00(c)       21.15           0.37         121,889      1.59            1.59            1.17        129.9
  12/31/04              0.00(c)       22.51          13.13         188,743      1.60            1.60            0.38        125.0
  12/31/03                --          24.44          40.66         289,609      1.60            1.50            0.31        199.9
  12/31/02                --          18.33          17.55          71,903      1.60            1.60            0.47        219.6

  CLASS B SHARES
  12/31/06            $ 0.00(c)     $ 21.61          16.15       $  26,930      2.32            2.32            0.00        125.9
  12/31/05                --          20.35          (0.34)         28,538      2.34            2.34            0.43        129.9
  12/31/04              0.00(c)       21.68          12.26          38,897      2.35            2.35           (0.37)       125.0
  12/31/03                --          23.80          39.75          37,173      2.35            2.24           (0.44)       199.0
  12/31/02                --          17.97          16.50           8,201      2.34            2.34           (0.27)       219.6

  CLASS C SHARES(g)
  12/31/06            $ 0.00(c)     $ 22.36          16.15       $     632      2.32            2.32           (0.11)       125.9
  12/31/05              0.00(c)       21.05           9.19(a)          190      2.34(d)         2.34(d)         0.75(d)     129.9

BURNHAM FINANCIAL
INDUSTRIES FUND

  CLASS A SHARES
  12/31/06            $ 0.00(c)     $ 12.41          16.74       $  32,822      2.19(h)         2.48(h)         0.77(h)     210.9
  12/31/05              0.00(c)       11.52           8.38          28,781      1.79            2.01            1.15        271.1
  12/31/04              0.00(c)       11.33          13.87(a)       20,445      1.75(d)         2.77(d)        (0.03)(d)    108.0

  CLASS C SHARES
  12/31/06            $ 0.00(c)     $ 12.33          16.14       $   5,290      2.89(h)         3.18(h)         0.09(h)     210.9
  12/31/05              0.00(c)       11.44           7.65           4,220      2.49            2.70            0.43        271.1
  12/31/04              0.00(c)       11.26          13.17(a)        3,029      2.45(d)         3.47(d)        (0.67)(d)    108.0


--------------------------------------------------------------------------------
  FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
--------------------------------------------------------------------------------


                                        INCOME FROM INVESTMENT OPERATIONS                         LESS DISTRIBUTIONS
                                  ---------------------------------------------  ---------------------------------------------------
                                                                                                      DISTRIBUTIONS
                                                                                                           FROM
                                                                                                      CAPITAL GAINS
                                                                     TOTAL FROM      DIVIDENDS       (FROM SHORT-TERM
               NET ASSET VALUE    NET INVESTMENT  NET REALIZED GAIN  INVESTMENT      (FROM NET          SECURITIES         TOTAL
             BEGINNING OF PERIOD      INCOME        ON SECURITIES    OPERATIONS  INVESTMENT INCOME)   TRANSACTIONS)    DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
BURNHAM U.S.
GOVERNMENT
MONEY MARKET
FUND(e)
12/31/06           $1.00              $0.042             $--           $0.042         $(0.042)             $--            $(0.042)
12/31/05            1.00               0.023              --            0.023          (0.023)              --             (0.023)
12/31/04            1.00               0.006              --            0.006          (0.006)              --             (0.006)
12/31/03            1.00               0.004              --            0.004          (0.004)              --             (0.004)
12/31/02            1.00               0.010              --            0.010          (0.010)              --             (0.010)



                                                                             RATIOS/SUPPLEMENTAL DATA
                                                                ---------------------------------------------------
                                                                RATIO OF TOTAL     RATIO OF TOTAL
                                                                EXPENSES AFTER     EXPENSES BEFORE
                                                                REIMBURSEMENT/     REIMBURSEMENT/     RATIO OF NET
                                                  NET ASSETS,      RECOVERY           RECOVERY        INCOME/(LOSS)
                NET ASSET VALUE                  END OF PERIOD    TO AVERAGE         TO AVERAGE        TO AVERAGE
                 END OF PERIOD   TOTAL RETURN %   (IN $000'S)    NET ASSETS %       NET ASSETS %     NET ASSETS %
-------------------------------------------------------------------------------------------------------------------
BURNHAM U.S.
GOVERNMENT
MONEY MARKET
FUND(e)
12/31/06              $1.00        4.24              $275,502           --               0.76             4.16
12/31/05               1.00        2.41               230,362           --               0.77             2.38
12/31/04               1.00        0.60               235,336           --               0.74             0.62
12/31/03               1.00        0.39               163,811         0.80               0.79             0.39
12/31/02               1.00        1.00               139,465         0.90               0.89             1.00

a     TOTAL RETURN IS NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR, ASSUMES
      DIVIDEND REINVESTMENT AND DOES NOT REFLECT THE EFFECT OF SALES CHARGES.
      TOTAL RETURN WOULD HAVE BEEN LOWER IN THE ABSENCE OF THE EXPENSE WAIVER.

b     PER SHARE VALUES HAVE BEEN CALCULATED USING THE AVERAGE SHARES METHOD.

c     LESS THAN $0.01 PER SHARE.

d     ANNUALIZED.

e     FORMERLY THE BURNHAM U.S. TREASURY MONEY MARKET FUND.

f     COMMENCED OPERATIONS ON APRIL 30, 2004.

g     COMMENCED OPERATIONS ON APRIL 29, 2005.

h     INCLUDES DIVIDEND EXPENSE ON SECURITIES SOLD SHORT. HAD ONLY OPERATING
      EXPENSES BEEN INCLUDED, THE RATIOS WOULD HAVE BEEN 1.81%, 2.10%, 1.15% AND
      2.51%, 2.80%, 0.47% FOR CLASS A AND C SHARES, RESPECTIVELY.



The following notice does not constitute part of and is not incorporated into the prospectus for the Trust.

                             BURNHAM INVESTORS TRUST
                                 PRIVACY POLICY

Burnham Investors Trust honors your relationship with us, and we respect the confidentiality and security of your private personal and financial information.
Our Privacy Policy is in place to protect your information while serving your investment needs.

We ask for personal information about you when you open an account with our mutual funds. This information may include your name, address, social security number, account statements, and information from third parties such as other banks or brokerage firms. We use this information to evaluate and serve your financial needs, to fulfill your investment requests and complete your transactions.

Burnham Investors Trust, along with its investment adviser, Burnham Asset
Management Corp. and its principal distributor, Burnham Securities Inc., use affiliates in order to provide you with a full range of services, and we may share aspects of your personal information in the course of conducting your business. We will not sell, market or otherwise disclose any information about you or your account to any third party or individual.

In order to service your account, we may need to work with unaffiliated parties for services such as account maintenance or administration. We maintain strict guidelines reflecting their business standards and their privacy policies. We also restrict access to your nonpublic, personal information to those employees, agents and parties who need to know the information in order to process your transactions or supervise your account. If you ask us to provide information to one of your agents, for example your accountant or attorney, we will honor that request. Our industry is regulated, and at times we are obliged to disclose information during routine audits by U.S. Government regulators or other official regulatory agencies. The purpose of these audits is to review our firm's compliance with the rules and regulations of our industry, to detect fraud or unauthorized transactions, or to comply with a court order.

We also maintain safeguards that comply with federal and technological standards to safeguard your data. We regularly evaluate and update our systems to ensure the highest levels of security.

If you have any questions, please do not hesitate to contact us at
1-800-462-2392.

For purposes of our Privacy Policy, we refer to our customers as "you" and to
Burnham Investors Trust mutual funds as "we" or "us." Our Privacy Policy also applies to our former customers.

WHERE TO GET MORE INFORMATION

ANNUAL AND SEMI-ANNUAL REPORTS

These reports to shareholders contain additional information about the funds'
investments. In the funds' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during the last fiscal year, detailed performance data, a complete inventory of the funds' securities, and a report from the funds'
independent registered public accounting firm.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed disclosure on features and policies of the funds.
A current SAI has been filed with the Commission and is incorporated by reference into this document (that is, it is legally a part of this prospectus).
Information about the funds (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C.

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:
publicinfo@sec.gov, or by writing the Commission's Public Reference Section,
Washington, D.C. 20549-0102.

HOW TO CONTACT US

You can obtain these documents free of charge on the funds' website at
www.burnhamfunds.com, or by contacting your dealer or:

DISTRIBUTOR:
Burnham Securities Inc.
1325 Avenue of the Americas, 26th Floor
New York, NY 10019

phone: 1-800-874-FUND (3863)
internet: www.burnhamfunds.com
email: contact@burnhamfunds.com

SEC file number: 811-994

                             BURNHAM INVESTORS TRUST

                       STATEMENT OF ADDITIONAL INFORMATION

                                  BURNHAM FUND

                         BURNHAM FINANCIAL SERVICES FUND

                        BURNHAM FINANCIAL INDUSTRIES FUND

                         BURNHAM LONG/SHORT EQUITY FUND

                          BURNHAM SMALL CAP VALUE FUND

                    BURNHAM U.S. GOVERNMENT MONEY MARKET FUND

                                   May 1, 2007

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Funds' prospectus dated May 1, 2007, which is incorporated by reference herein. The information in this Statement of
Additional Information expands on information contained in the prospectus. The prospectus can be obtained without charge on the funds' website at
www.burnhamfunds.com or by contacting either the dealer through whom you purchased shares or the transfer agent at the phone number below.

                                 1-800-462-2392

                                TABLE OF CONTENTS

EXHIBITS
Proxy Voting Guidelines of the Adviser

                             BURNHAM INVESTORS TRUST

Burnham Investors Trust (the "Trust"),  1325 Avenue of the Americas, 26th Floor,
New  York,  New  York  10019,  is  an  open-end  management  investment  company registered  under the  Investment  Company  Act of 1940,  as amended  (the "1940
Act").  The Trust is comprised of the following  six series,  each of which is a separate  portfolio of investments  with its own investment  objective:  Burnham
Fund,  Burnham  Financial  Services Fund,  Burnham  Financial  Industries  Fund,
Burnham  Long/Short  Equity Fund,  Burnham Small Cap Value Fund and Burnham U.S.
Government  Money Market Fund (each,  a "Fund" and  collectively,  the "Funds").
Shares of  beneficial  interest  ("shares")  of Burnham Small Cap Value Fund and
Burnham Long/Short Equity Fund are currently not being offered to investors.

The Trust was organized as a Delaware  statutory  trust on August 20, 1998.  The
Trust is the surviving  entity of the  reorganization  of The Burnham Fund, Inc.
(the "Corporation"), a Maryland corporation, effected April 30, 1999. Before the reorganization, the Corporation was an open-end management investment company in operation since 1961, consisting of a single series, The Burnham Fund, Inc. Some of the  information in this Statement of Additional  Information  relates to the
Corporation before the reorganization.

                     INVESTMENT TECHNIQUES AND RELATED RISKS

References in this section to the  "Adviser"  include  Burnham Asset  Management
Corporation and any subadviser that may be managing a Fund's portfolio.

                               EQUITY INVESTMENTS

COMMON  SHARES.  (All Funds except Burnham U.S.  Government  Money Market Fund.)
Common  shares  represent an equity (E.G.,  ownership)  interest in a company or other entity.  This  ownership  interest often gives a Fund the right to vote on measures  affecting the company's  organization and operations.  Although common shares  generally  have a history of long-term  growth in value,  their  prices, particularly those of smaller  capitalization  companies,  are often volatile in the short-term.

PREFERRED SHARES.  (All Funds except Burnham U.S. Government Money Market Fund.)
Preferred  shares  represent  a limited  equity  interest  in a company or other entity  and  frequently  have  debt-like  features.  Preferred  shares are often entitled  only to dividends  at a specified  rate,  and have a  preference  over common shares with respect to dividends and on liquidation of assets.  Preferred shares  generally  have lesser voting rights than common  shares.  Because their dividends  are  often  fixed,  the  value of some  preferred  shares  fluctuates inversely with changes in interest rates.

CONVERTIBLE  SECURITIES.  (All Funds except Burnham U.S. Government Money Market
Fund.) Convertible  securities are bonds,  preferred shares and other securities that pay a fixed rate of interest or  dividends.  However,  they offer the buyer the additional option of converting the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. The value of convertible  securities is also sensitive to company,  market and other  economic news, and will change based on the price of
the  underlying  common  stock.   Convertible  securities  generally  have  less
potential for gain than common stock,  but also less  potential for loss,  since their income  provides a cushion  against the stock's price  declines.  However, because  the  buyer is also  exposed  to the risk and  reward  potential  of the underlying stock,  convertible securities generally pay less income than similar non-convertible securities.

WARRANTS AND RIGHTS.  (All Funds except  Burnham  U.S.  Government  Money Market
Fund.) Warrants and rights are securities permitting, but not obligating,  their holder to  purchase  the  underlying  equity  or  fixed-income  securities  at a predetermined price. Generally,  warrants and stock purchase rights do not carry with them the right to receive dividends on or exercise voting rights concerning the underlying equity securities.  Further,  they do not represent any rights in the assets of the issuer.  In addition,  the value of warrants and rights do not necessarily change with the value of the underlying securities,  and they become worthless if they are not  exercised on or before their  expiration  date.  As a result,  an investment in warrants or rights may entail greater  investment risk than certain other types of investments.

REAL  ESTATE  INVESTMENT  TRUSTS  ("REITS").  (All  Funds  except  Burnham  U.S.
Government Money Market Fund.) REITs are pooled investment  vehicles that invest primarily  in income  producing  real  estate or real  estate  related  loans or interests.  REITs are generally classified as equity REITs,  mortgage REITs or a combination  of equity and  mortgage  REITs.  Equity  REITs invest most of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have  appreciated  in value.  Mortgage REITs invest most of their assets in real estate  mortgages  and derive  income from interest  payments.  Like  investment companies,  REITs are not taxed on income  distributed to  shareholders  if they comply with  several  requirements  of the  Internal  Revenue  Code of 1986,  as amended (the "Code"). A Fund will indirectly bear its proportionate share of any expenses  (such as operating  expenses and advisory fees) paid by REITs in which it invests in addition to the expenses paid by the Fund.

RISKS ASSOCIATED WITH THE REAL ESTATE  INDUSTRY.  (All Funds except Burnham U.S.
Government  Money Market  Fund.)  Although a Fund that invests in REITs does not invest directly in real estate,  it does invest  primarily in real estate equity securities and may concentrate its investments in the real estate industry, and, therefore,  an investment in the Fund may be subject to certain risks associated with the direct  ownership  of real estate and with the real estate  industry in general. These risks include, among others:

o possible declines in the value of real estate;

o adverse general or local economic conditions;

o possible lack of availability of mortgage funds;

o overbuilding;

o extended vacancies of properties;

o increases in competition, property taxes and operating expenses;

o changes in zoning or applicable tax law;

o costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems;

o casualty or condemnation losses;

o uninsured damages from floods, earthquakes or other natural disasters;

o limitations on and variations in rents; and

o unfavorable changes in interest rates.

In addition,  if a Fund has rental income or income from the disposition of real property  acquired  as a result of a default on  securities  the Fund owns,  the receipt of such income may adversely affect its ability to retain its tax status as a  regulated  investment  company.  Investments  by a Fund in  securities  of companies  providing  mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

FINANCIAL SERVICES  COMPANIES.  (All Funds except Burnham U.S.  Government Money
Market  Fund.) Each Fund may invest in  financial  services  companies.  Burnham
Financial  Services  Fund and  Burnham  Financial  Industries  Fund will  invest primarily in these  companies and will therefore be subject to risks in addition to those that apply to general  equity  and  fixed-income  investments.  Burnham
Long/Short  Equity Fund may concentrate its  investments  (i.e.,  invest greater than 25% of its total assets) in financial services companies, unless the Fund's portfolio  manager  determines  that  market  conditions  are not  suitable  for concentration,  and  Burnham  Fund  may  from  time to time  invest  heavily  in financial  services  companies.  Some events may  disproportionately  affect the financial  services  sector as a whole or a particular  industry in this sector.
Accordingly,  Burnham Financial  Services Fund and Burnham Financial  Industries
Fund, and Burnham  Long/Short  Equity Fund and Burnham Fund, to the extent their investments are concentrated in financial services companies,  may be subject to greater market  volatility than a fund that does not concentrate in a particular economic sector or industry.  Thus, it is recommended  that you invest only part of your overall investment portfolio in Burnham Financial Services Fund, Burnham
Financial Industries Fund, Burnham Long/Short Equity Fund or Burnham Fund.

In  addition,  most  financial  services  companies  are  subject  to  extensive governmental  regulation,  which  limits  their  activities  and  may  (as  with insurance  rate  regulation)  affect their ability to earn a profit from a given line of business.  Certain financial services  businesses are subject to intense competitive pressures, including market share and price competition. The removal of regulatory  barriers to  participation  in certain  segments of the financial services  sector may also increase  competitive  pressures on different types of firms.  For example,  the removal of traditional  barriers  between  banking and investment  banking  activities will allow large commercial banks to compete for
business  that  previously  was  the  exclusive  domain  of  securities   firms.
Similarly,  the  removal  of  regional  barriers  in the  banking  industry  has intensified  competition within the industry. The availability and cost of funds to financial  services  firms is crucial to their  profitability.  Consequently, volatile interest rates and unfavorable economic conditions can adversely affect their financial performance.

Financial  services  companies  in  foreign  countries  are  subject  to similar regulatory and interest rate concerns.  In particular,  government regulation in certain  foreign  countries  may  include  controls on  interest  rates,  credit
availability,   prices  and  currency  transfers.  In  some  countries,  foreign governments  have taken steps to  nationalize  the operations of banks and other financial services companies.

In  addition,  regulations  of  the  Securities  and  Exchange  Commission  (the
"Commission")  limit a Fund's  investments  in the  securities of companies that derive more than 15% of their gross  revenues from the  securities or investment management business.

SMALL CAPITALIZATION  COMPANIES. (All Funds except Burnham U.S. Government Money
Market Fund.) The Funds,  and especially  Burnham Small Cap Value Fund,  Burnham
Financial  Services Fund and Burnham  Long/Short Equity Fund, may invest in U.S.
and foreign  companies  with  market  capitalizations  of $1.6  billion or less.
Investing in the common stock of smaller  companies  involves  special risks and considerations  not typically  associated  with investing in the common stock of larger companies. The securities of smaller companies may experience more market price  volatility than the securities of larger  companies.  These companies are typically  subject to more dramatic  changes in earnings and business  prospects than larger, more established companies.  In addition, the securities of smaller companies  are less liquid  because  they tend to trade  over-the-counter  or on regional  exchanges,  and the  frequency  and volume of their  trading are often substantially less than for securities of larger companies.

INVESTMENT  COMPANIES.  (All  Funds.) A Fund may acquire  securities  of another investment company if, immediately after such acquisition, the Fund does not own in the aggregate (1) more than 3% of the total outstanding  voting stock of such other investment company, (2) securities issued by such other investment company having an  aggregate  value  exceeding  5% of the Fund's  total  assets,  or (3)
securities  issued by such other  investment  company  and all other  investment companies  having an aggregate  value  exceeding 10% of the Fund's total assets.
Investing in another registered  investment company may result in duplication of fees and expenses.

EXCHANGE-TRADED FUNDS ("ETFS").  (All Funds except Burnham U.S. Government Money
Market Fund.) A Fund may invest in exchange-traded  funds,  including Standard &
Poor's Depositary Receipts ("SPDRs"),  Nasdaq 100 Index Tracking Stock ("QQQs"),
Dow  Jones   Industrial   Average   Tracking  Stock   ("Diamonds")  and  iShares
exchange-traded   funds  ("iShares").   Exchange-traded   funds  are  shares  of
publicly-traded  unit  investment  trusts,  open-end mutual funds, or depositary receipts that hold  portfolios of common stocks which track the  performance and dividend  yield of specific  indexes or companies in related  industries.  These indexes  may be either  broad-based,  sector  or  international.  The  benchmark indices of SPDRs and QQQs are the  Standard & Poor's 500  Composite  Stock Index
and the Nasdaq-100 Index, respectively.  The benchmark index for iShares varies, generally  corresponding to the name of the particular iShares fund. Broad-based exchange-traded  funds track a broad group of stocks from  different  industries and market sectors.  HOLDRS (HOLding company Depositary ReceiptS) are securities that  represent  an  investor's  ownership  in the  common  stock  of  specified
companies   in  a   particular   industry,   sector  or   group.   International
exchange-traded funds track a group of stocks from a specific country.

Investments  in  ETFs  are  generally  subject  to  limits  in the  1940  Act on investments in other investment  companies.  ETF shareholders are subject to the same risks as holders  of  diversified  stock  portfolios.  ETFs are  subject to certain  risks,  including  (1) the risk that  their  prices  may not  correlate perfectly  with changes in the  underlying  index;  and (2) the risk of possible trading halts due to market conditions or other reasons that, in the view of the exchange upon which an ETF trades, would make trading in the ETF inadvisable. An exchange traded sector fund may also be adversely affected by the performance of that specific  sector or group of industries on which it is based.  Because ETFs trade on an  exchange,  they may not trade at net asset  value.  Sometimes,  the prices  of ETFs may vary  significantly  from the  aggregate  value of the ETF's underlying  securities.  If a Fund  elects to redeem its ETF shares  rather than selling  them on the  secondary  market,  the Fund may  receive  the  underlying securities,  which it must then sell in order to obtain cash. Additionally,  you may pay a  proportionate  share of the  expenses  of the ETF in  addition to the expenses of the Fund.

SPDRs,  QQQs and Diamonds are shares of  publicly-traded  unit investment trusts that own the stocks in the S&P 500, Nasdaq 100 and Dow Jones Industrial Average,
respectively,  in  approximately  the same  proportions  as  represented in each respective index.  Because of the structural features of these ETFs, the Adviser believes  that the  movement  of the share  prices of SPDRs,  QQQs and  Diamonds should closely track the movement of each ETF's respective  index. Each tracking index program bears operational expenses,  which are deducted from the dividends paid to investors in the ETF.

iShares are shares of an investment  company that invests  substantially  all of its assets in securities  included in specified indices or various countries and regions.  iShares(sm)  are  listed on the AMEX.  The  market  prices of  iShares fluctuate in  accordance  with both  changes in the net asset values  ("NAV") of their underlying indices and supply and demand of iShares on the AMEX.

                            FIXED-INCOME INVESTMENTS

TEMPORARY DEFENSIVE INVESTMENTS. (All Funds except Burnham U.S. Government Money
Market Fund.) For temporary and defensive  purposes,  each Fund may invest up to
100% of its total assets in investment grade short-term  fixed-income securities
(including  short-term U.S.  Government  securities,  money market  instruments,
including  negotiable   certificates  of  deposit,   non-negotiable  fixed  time
deposits,  bankers'  acceptances,  commercial paper and floating rate notes) and repurchase agreements. Each Fund may also hold significant amounts of its assets in  cash,  subject  to the  applicable  percentage  limitations  for  short-term securities. A Fund will not be achieving its primary investment objective to the extent it takes a temporary defensive position.

GENERAL CHARACTERISTICS AND RISKS OF FIXED-INCOME SECURITIES. (All Funds.) Bonds
and other  fixed-income  securities  are used by  issuers  to borrow  money from investors.  The issuer pays the  investor a fixed or variable  rate of interest, and must repay the principal amount at maturity.  Some fixed-income  securities, such as zero coupon bonds, do not pay current  interest,  but are purchased at a discount from their face values. Fixed-income securities have varying degrees of quality and varying maturities.

CREDIT  RATINGS.  (All  Funds.) In  general,  the  ratings of Moody's  Investors
Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P") and FitchIBCA
represent  the  opinions  of these  agencies  as to the  credit  quality  of the securities which they rate.  However,  these ratings are relative and subjective and are not absolute standards of quality. In addition, changes in these ratings may  significantly  lag  changes  in an  issuer's  creditworthiness.  Changes by recognized agencies in the rating of any fixed-income security or in the ability of the issuer to make  payments of interest and  principal  will also affect the value of the security.

After its purchase by a Fund,  an issue of  securities  may cease to be rated or its rating may be reduced  below the minimum  required for purchase by the Fund.
Neither of these events will  necessarily  require the  Adviser,  on behalf of a
Fund, to sell the securities.

LOWER RATED HIGH YIELD FIXED-INCOME  SECURITIES.  (All Funds except Burnham U.S.
Government  Money Market Fund.) Lower rated high yield  fixed-income  securities are those  rated below Baa3 by Moody's,  or below BBB- by S&P or  FitchIBCA,  or securities  which are unrated and  determined by the Adviser to be of comparable quality. Lower rated securities are generally referred to as high yield bonds or junk bonds. See Appendix A attached to this Statement of Additional  Information for a  description  of the  rating  categories.  A Fund may  invest in  eligible unrated securities which, in the opinion of the Adviser,  offer comparable risks to those associated with permissible rated securities.

Debt obligations  rated in the lower ratings  categories,  or which are unrated, involve greater volatility of price and risk of loss of principal and income. In addition,  lower ratings  reflect a greater  possibility of an adverse change in financial  condition  affecting  the  ability of the issuer to make  payments of
interest  and  principal.   The  market  price  and  liquidity  of  lower  rated
fixed-income securities generally respond to short-term economic,  corporate and market  developments more  dramatically  than do higher rated securities.  These developments are perceived to have a more direct  relationship to the ability of an issuer of lower rated securities to meet its ongoing debt obligations.

Reduced  volume and  liquidity  in the high yield bond  market,  or the  reduced availability of market quotations, will make it more difficult to dispose of the bonds  and  accurately  value a  Fund's  assets.  The  reduced  availability  of reliable,  objective pricing data may increase a Fund's reliance on management's judgment in valuing high yield bonds. To the extent that a Fund invests in these securities,  the  achievement  of the Fund's  objective  will depend more on the
Adviser's  judgment and analysis than it would  otherwise be. In addition,  high yield securities in a Fund`s  portfolio may be susceptible to adverse  publicity and investor  perceptions,  whether or not these  perceptions  are  justified by fundamental  factors.  In the past, economic downturns and increases in interest rates have  caused a higher  incidence  of default by the issuers of lower rated securities  and may do so in the  future,  particularly  with  respect to highly leveraged issuers.

CREDIT RISK. (All Funds.) Credit risk relates to the ability of an issuer to pay interest and  principal as they become due.  Generally,  lower  quality,  higher yielding  bonds are  subject to more  credit  risk than  higher  quality,  lower yielding  bonds. A default by the issuer of, or a downgrade in the credit rating assigned to, a fixed-income security in a Fund`s portfolio will reduce the value of the security.

INTEREST RATE RISK. (All Funds.)  Interest rate risk refers to the  fluctuations
in  value  of  fixed-income   securities   resulting  solely  from  the  inverse
relationship between the market value of outstanding fixed-income securities and changes in interest rates.  An increase in interest rates will generally  reduce the market value of  fixed-income  investments,  and a decline in interest rates will tend to increase  their value.  In addition,  debt  securities  with longer maturities,  which tend to produce  higher  yields,  are subject to  potentially greater capital  appreciation  and  depreciation  than  obligations with shorter maturities.  Fluctuations in the market value of fixed-income  securities  after their  acquisition will not affect the cash interest payable on those securities but will be reflected in the  valuations of those  securities  used to compute a
Fund's net asset value.

CALL  (PREPAYMENT)  RISK AND  EXTENSION  RISK.  (All Funds  except  Burnham U.S.
Government  Money  Market  Fund.)  Call risk is the risk that an issuer will pay principal  on an  obligation  earlier than  scheduled  or expected,  which would accelerate  cash flows from,  and shorten the average  life and duration of, the security.  This typically happens when interest rates have declined,  and a Fund will suffer from having to reinvest in lower yielding securities.

Extension  risk is the risk that an issuer may pay  principal  on an  obligation slower than expected. This typically happens when interest rates have increased.
Slower than expected  prepayments  will have the effect of extending the average life and  duration  of the  obligation  and  possibly  of a Fund's  fixed-income portfolio.

Prepayments  that are faster or slower than expected may reduce the value of the affected security.

MATURITY AND  DURATION.  (All Funds.) The  effective  maturity of an  individual portfolio  security in which a Fund  invests is defined as the period  remaining until the earliest date when the Fund can recover the  principal  amount of such security through mandatory  redemption or prepayment by the issuer, the exercise by the Fund of a put  option,  demand  feature or tender  option  granted by the issuer or a third party or the payment of the  principal on the stated  maturity date.  The  effective  maturity of variable  rate  securities  is  calculated by reference  to their  coupon  reset  dates.  Thus,  the  effective  maturity of a security may be substantially shorter than its final stated maturity.

Duration is a measure of a debt security`s price sensitivity taking into account expected  cash  flows  and  prepayments  under a wide  range  of  interest  rate scenarios.  In  computing  the  duration of its  portfolio,  a Fund will have to estimate  the  duration  of  obligations  that  are  subject  to  prepayment  or redemption by the issuer taking into account the influence of interest  rates on prepayments and coupon flows. Each Fund may use various techniques to shorten or lengthen the option-adjusted  duration of its fixed-income portfolio,  including the  acquisition  of debt  obligations  at premium or  discount,  and the use of mortgage swaps and interest rate swaps, caps, floors and collars.

BANK  AND  CORPORATE  OBLIGATIONS.  (All  Funds.)  Commercial  paper  represents short-term  unsecured  promissory  notes  issued in bearer form by banks or bank holding  companies,  corporations  and finance  companies.  The commercial paper purchased  by the Funds  consists of direct  obligations  of domestic or foreign issuers.  Bank obligations in which the Funds may invest include certificates of deposit, bankers` acceptances and fixed time deposits.

Certificates  of  deposit  are  negotiable  certificates  issued  against  funds deposited  in a  commercial  bank for a  definite  period of time and  earning a specified  return.  Bankers'  acceptances  are  negotiable  drafts  or  bills of exchange,  normally  drawn  by an  importer  or  exporter  to pay  for  specific merchandise,  which are "accepted" by a bank,  meaning, in effect, that the bank unconditionally  agrees to pay the face  value of the  instrument  on  maturity.
Fixed time deposits are bank  obligations  payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor,  but may be subject to early  withdrawal  penalties  which vary depending upon market  conditions and the remaining  maturity of the obligation.
There are no  contractual  restrictions  on the right to  transfer a  beneficial interest in a fixed time deposit to a third party,  although  there is no market for such deposits.  Bank notes and bankers'  acceptances rank junior to domestic deposit liabilities of the bank and equal to other senior, unsecured obligations of the bank.  Bank  notes  are not  insured  by the  Federal  Deposit  Insurance
Corporation  or any other  insurer.  Deposit  notes are  insured by the  Federal
Deposit  Insurance  Corporation only to the extent of $100,000 per depositor per bank.

REPURCHASE  AGREEMENTS.  (All Funds.) The Funds may enter repurchase  agreements with  approved  banks and  broker-dealers.  In a  repurchase  agreement,  a Fund purchases securities with the understanding that they will be repurchased by the seller at a set price on a set date.  This  allows a Fund to keep its  assets at work but retain overnight flexibility pending longer term investments.

Repurchase  agreements involve credit risk. For example, if a seller defaults, a
Fund will  suffer a loss if the  proceeds  from the sale of the  collateral  are lower than the repurchase price. If the seller becomes  bankrupt,  a Fund may be delayed or incur  additional  costs to sell the  collateral.  To minimize  risk, collateral must be held with the Funds'  custodian and at least equal the market value of the  securities  subject to the  repurchase  agreement plus any accrued interest.

U.S. GOVERNMENT  SECURITIES.  (All Funds.) U.S.  Government  securities include:
U.S.  Treasury   obligations  and  obligations  issued  or  guaranteed  by  U.S.
Government  agencies,  instrumentalities  or  sponsored  enterprises  which  are supported by

o the full  faith  and  credit  of the  U.S.  Treasury  (such as the  Government
  National Mortgage Association ("GNMA")),

o the right of the issuer to borrow from the U.S.  Treasury (E.G.,  Federal Home
  Loan Banks),

o the  discretionary  authority  of the  U.S.  Government  to  purchase  certain obligations of the issuer (E.G., Federal National Mortgage Association "Fannie
  Mae") and Federal Home Loan Mortgage Corporation ("FHLMC")), or

o only the credit of the agency and a perceived  "moral  obligation" of the U.S.
  Government.

No  assurance  can be given  that the U.S.  Government  will  provide  financial support to U.S. Government agencies, authorities, instrumentalities or sponsored enterprises  that are not  supported  by the full faith and credit of the United
States.  Securities  guaranteed  as  to  principal  and  interest  by  the  U.S.
Government,   its  agencies,   authorities  or  instrumentalities  include:  (i)
securities  for which the  payment of  principal  and  interest  is backed by an irrevocable  letter  of  credit  issued  by the  U.S.  Government  or any of its agencies,  authorities or  instrumentalities;  and (ii)  participations in loans made to non-U.S.  Governments  or other  entities  that are so  guaranteed.  The secondary market for certain of these  participations is limited and, therefore, may be regarded as illiquid.

U.S.  Government  securities also include Treasury receipts,  zero coupon bonds,
U.S. Treasury  inflation-indexed  bonds,  deferred interest securities and other stripped U.S. Government  securities.  The interest and principal  components of stripped U.S. Government  securities are traded  independently.  The most widely recognized  trading  program  for such  securities  is the  Separate  Trading of
Registered  Interest  and  Principal  of  Securities   Program.   U.S.  Treasury
inflation-indexed  obligations provide a measure of protection against inflation by adjusting  the  principal  amount for  inflation.  The  semi-annual  interest
payments  on  these   obligations  are  equal  to  a  fixed  percentage  of  the inflation-adjusted principal amount.

MORTGAGE-BACKED  SECURITIES.  (All Funds.) Burnham U.S.  Government Money Market
Fund may invest only in those  mortgage-backed  securities  that meet its credit
quality  and  portfolio  maturity   requirements.   Mortgage-backed   securities
represent participation interests in pools of adjustable and fixed rate mortgage loans secured by real property.

Unlike conventional debt obligations, mortgage-backed securities provide monthly payments derived from the monthly interest and principal payments (including any prepayments) made by the individual  borrowers on the pooled mortgage loans. The mortgage loans underlying  mortgage-backed securities are generally subject to a greater rate of principal  prepayments in a declining  interest rate environment and to a lesser rate of principal  prepayments  in an  increasing  interest rate environment.  Under certain interest rate and prepayment  scenarios,  a Fund may fail to recover the full amount of its investment in mortgage-backed  securities notwithstanding any direct or indirect  governmental or agency guarantee.  Since faster than  expected  prepayments  must  usually be invested in lower  yielding securities,  mortgage-backed  securities are less  effective  than  conventional bonds in "locking"  in a specified  interest  rate.  In a rising  interest  rate environment,  a declining  prepayment  rate may extend the average  life of many mortgage-backed  securities.  Extending  the average  life of a  mortgage-backed security  reduces its value and increases the risk of depreciation due to future increases in market interest rates.

A Fund's  investments in  mortgage-backed  securities  may include  conventional
mortgage  pass  through   securities  and  certain  classes  of  multiple  class
collateralized  mortgage obligations ("CMOs").  Mortgage pass-through securities are fixed or adjustable rate mortgage-backed securities that provide for monthly payments  that  are a  "pass-through"  of the  monthly  interest  and  principal payments  (including any  prepayments)  made by the individual  borrowers on the pooled mortgage  loans,  net of any fees or other amounts paid to any guarantor, administrator  and/or servicer of the underlying mortgage loans. CMOs are issued in multiple classes, each having different  maturities,  interest rates, payment schedules and allocations of principal and interest on the underlying mortgages.
Senior CMO classes will  typically have priority over residual CMO classes as to the receipt of principal and/or interest  payments on the underlying  mortgages.
The CMO  classes  in which a Fund may  invest  include  but are not  limited  to sequential and parallel pay CMOs,  including planned  amortization class ("PAC")
and target  amortization  class ("TAC")  securities.  Sequential  pay CMOs apply payments of principal,  including any  prepayments,  to each class of CMO in the order of the final  distribution  date. Thus, no payment of principal is made on any class until all other classes having an earlier final distribution date have been paid in full. Parallel pay CMOs apply principal payments and prepayments to two or more classes  concurrently on a proportionate or disproportionate  basis.
The  simultaneous  payments  are taken  into  account in  calculating  the final distribution date of each class. Each Fund may invest in the most junior classes of CMOs, which involve the most interest rate, prepayment and extension risk.

Different  types  of   mortgage-backed   securities  are  subject  to  different
combinations  of  prepayment,  extension,  interest rate and other market risks.
Conventional  mortgage  pass  through  securities  and  sequential  pay CMOs are subject to all of these risks,  but are typically not leveraged.  PACs, TACs and other senior  classes of sequential  and parallel pay CMOs involve less exposure to  prepayment,  extension  and  interest  rate risk than other  mortgage-backed securities,  provided that prepayment  rates remain within  expected  prepayment ranges or "collars." To the extent that the prepayment rates remain within these prepayment  ranges,  the residual or support tranches of PAC and TAC CMOs assume the extra  prepayment,  extension  and interest rate risks  associated  with the underlying mortgage assets.

AGENCY MORTGAGE SECURITIES. (All Funds.) The Funds may invest in mortgage-backed securities issued or guaranteed by the U.S.  Government,  foreign governments or any of their agencies,  instrumentalities  or sponsored  enterprises.  There are several types of agency mortgage securities currently available,  including, but not limited to, guaranteed mortgage pass-through certificates and multiple class securities.

PRIVATELY-ISSUED  MORTGAGE-BACKED  SECURITIES.  (All Funds  except  Burnham U.S.
Government Money Market Fund.) Mortgage-backed  securities may also be issued by trusts or other  entities  formed or  sponsored  by private  originators  of and institutional  investors  in  mortgage  loans  and  other  foreign  or  domestic non-governmental  entities (or represent custodial arrangements  administered by such institutions).  These private originators and institutions include domestic and foreign savings and loan associations,  mortgage bankers,  commercial banks, insurance  companies,  investment banks and special purpose  subsidiaries of the foregoing.  Privately issued mortgage-backed  securities are generally backed by pools of  conventional  (I.E.,  non-government  guaranteed or insured)  mortgage loans.

These  mortgage-backed  securities  are not  guaranteed  by an entity having the credit standing of a U.S.  Government agency. In order to receive a high quality rating,  they  normally  are  structured  with  one or  more  types  of  "credit enhancement." These credit enhancements fall generally into two categories:  (1)
liquidity  protection and (2) protection  against losses resulting after default by a borrower and liquidation of the collateral.  Liquidity protection refers to the providing of cash advances to holders of  mortgage-backed  securities when a borrower on an underlying  mortgage  fails to make its monthly  payment on time.
Protection against losses resulting after default and liquidation is designed to cover losses resulting when, for example, the proceeds of a foreclosure sale are insufficient  to cover the outstanding  amount on the mortgage.  This protection may be provided  through  guarantees,  insurance  policies or letters of credit, through various means of structuring the transaction or through a combination of such approaches.

ASSET-BACKED   SECURITIES.   (All  Funds.)  Asset-backed   securities  represent
individual  interests  in pools of  consumer  loans,  home equity  loans,  trade receivables,  credit  card  receivables,  and  other  debt  and are  similar  in structure to mortgage-backed  securities. The assets are securitized either in a pass-through  structure (similar to a mortgage  pass-through  structure) or in a pay-through structure (similar to a CMO structure).  Asset-backed securities may be  subject to more  rapid  repayment  than  their  stated  maturity  date would indicate as a result of the  pass-through  of  prepayments  of  principal on the underlying  loans.  During periods of declining  interest  rates,  prepayment of certain types of loans  underlying  asset-backed  securities  can be expected to accelerate.  Accordingly,  a  Fund's  ability  to  maintain  positions  in these securities  will be  affected  by  reductions  in the  principal  amount  of the securities  resulting from prepayments,  and the Fund must reinvest the returned principal  at  prevailing  interest  rates,  which  may be  lower.  Asset-backed securities  may also be  subject  to  extension  risk  during  periods of rising interest rates.

Asset-backed  securities  entail certain risks not presented by  mortgage-backed securities.  The  collateral  underlying  asset-backed  securities  may be  less effective as security for payments than real estate collateral. Debtors may have the  right  to set  off  certain  amounts  owed on the  credit  cards  or  other obligations  underlying the  asset-backed  security,  or the debt holder may not have a first (or proper) security interest in all of the obligations backing the receivable  because of the  nature of the  receivable  or state or federal  laws protecting  the debtor.  Certain  collateral  may be  difficult to locate in the event of default,  and recoveries on  depreciated or damaged  collateral may not fully cover payments due on these securities.

A Fund may invest in any type of asset-backed security if the Adviser determines that the  security  is  consistent  with the  Fund's  investment  objective  and policies.  Burnham  U.S.  Government  Money Market Fund may invest only in those asset-backed  securities  that meet its credit  quality and  portfolio  maturity requirements.

FLOATING  RATE/VARIABLE  RATE NOTES. (All Funds.) Some notes purchased by a Fund may have variable or floating  interest rates.  Variable rates are adjustable at stated periodic intervals;  floating rates are automatically  adjusted according to a specified market rate for such  investments,  such as the percentage of the prime rate of a bank, or the 91-day U.S.  Treasury Bill rate. These  obligations may be secured by bank  letters of credit or other  support  arrangements.  If a security  would not satisfy a Fund's  credit  quality  standards  without such a credit support, the entity providing a bank letter or line of credit,  guarantee or loan commitment must meet a Fund's credit quality standards.

The absence of an active secondary market for certain variable and floating rate notes could make it difficult  for a Fund to dispose of the  instruments,  and a
Fund could  suffer a loss if the issuer  defaults  or there are  periods  during which the Fund is not  entitled  to exercise  its demand  rights.  Variable  and floating  rate  instruments  held  by a Fund  will  be  subject  to  the  Fund's limitation on  investments in illiquid  securities if a reliable  trading market for the  instruments  does not exist and the Fund cannot  demand  payment of the principal amount of such instruments within seven days.

STRUCTURED  SECURITIES.  (All Funds except Burnham U.S.  Government Money Market
Fund.) Structured securities include notes, bonds or debentures that provide for the payment of principal of and/or  interest in amounts  determined by reference to changes in the value of specific  currencies,  interest  rates,  commodities, indices or other financial  indicators (the  "Reference") or the relative change in two or more  References.  The interest rate or the principal  amount  payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of structured securities may provide that in certain  circumstances  no principal is due at maturity and,  therefore,  may result  in the  loss of the  Fund`s  investment.  Structured  securities  may be positively  or negatively  indexed,  so that  appreciation  of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition,  the change in interest rate or the value of the security at  maturity  may be a  multiple  of the  change in the value of the  Reference.
Consequently,  leveraged structured securities entail a greater degree of market risk than other types of debt  obligations.  Structured  securities  may also be more  volatile,  less liquid and more  difficult to  accurately  price than less complex fixed-income investments.

PAY-IN-KIND,  DELAYED  PAYMENT AND ZERO COUPON BONDS.  (All Funds except Burnham
U.S.  Government  Money Market Fund.) These securities are generally issued at a discount  from their face value  because cash  interest  payments are  typically postponed  until maturity or after a stated  period.  The amount of the discount rate varies  depending on such  factors as the time  remaining  until  maturity, prevailing  interest  rates,  the security's  liquidity and the issuer's  credit quality.  These  securities  also may take the form of debt securities that have been stripped of their  interest  payments.  The market  prices of  pay-in-kind, delayed  payment and zero coupon  bonds  generally  are more  volatile  than the market prices of securities that pay interest  periodically and in cash, and are likely to  respond  more to  changes in  interest  rates  than  interest-bearing securities  having  similar  maturities  and credit  quality.  A Fund  generally accrues  income on securities  that are issued at a discount  and/or do not make current cash payments of interest for tax and accounting  purposes.  This income is  required  to  be  distributed  to  shareholders.  A  Fund's  investments  in pay-in-kind,  delayed payment and zero coupon bonds may require the Fund to sell
portfolio   securities  to  generate  sufficient  cash  to  satisfy  its  income distribution requirements.

                               FOREIGN SECURITIES

Each Fund (except Burnham U.S.  Government  Money Market Fund) may invest in the securities of corporate and governmental issuers located in or doing business in a foreign country ("foreign issuers").  A company is considered to be located in or doing  business  in a foreign  country  if it  satisfies  at least one of the following  criteria:  (i)  the  equity  securities  of the  company  are  traded principally on stock exchanges in one or more foreign countries; (ii) it derives
50% or more of its total  revenue  from goods  produced,  sales made or services performed in one or more foreign  countries;  (iii) it maintains  50% or more of its assets in one or more foreign countries; (iv) it is organized under the laws of a foreign country;  or (v) its principal  executive  offices are located in a foreign country.

ADRS,  EDRS,  IDRS AND GDRS.  (All Funds except  Burnham U.S.  Government  Money
Market Fund.) American  Depositary  Receipts ("ADRs") (sponsored or unsponsored)
are receipts  typically issued by a U.S. bank, trust company or other entity and evidence ownership of the underlying foreign securities. Most ADRs are traded on a U.S.  stock  exchange.  Issuers  of  unsponsored  ADRs  are not  contractually obligated to disclose  material  information  in the U.S., so there may not be a correlation  between this  information  and the market value of the  unsponsored
ADR. European Depositary Receipts ("EDRs") and International Depositary Receipts
("IDRs")  are  receipts  typically  issued by a European  bank or trust  company evidencing  ownership of the underlying  foreign  securities.  Global Depositary
Receipts  ("GDRs")  are  receipts  issued by either a U.S. or  non-U.S.  banking institution evidencing ownership of the underlying foreign securities.

BRADY BONDS. (All Funds except Burnham U.S. Government Money Market Fund.) Brady bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S.
Secretary of the Treasury, Nicholas P. Brady. Brady bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S.
dollar), and are actively traded in the over-the-counter secondary market.
Certain Brady bonds may be collateralized as to principal due at maturity by
U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of the bonds, although the collateral is not available to investors until the final maturity of the bonds. Collateral purchases are financed by the International
Monetary Fund, the World Bank and the debtor nation's reserves. Although Brady bonds may be collateralized by U.S. Government securities, repayment of principal and interest is not guaranteed by the U.S. Government. In light of the residual risk of Brady bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities in countries issuing Brady bonds, investments in Brady bonds may be viewed as speculative. Brady bonds acquired by a Fund might be subject to restructuring arrangements or to requests for new credit, which may reduce the value of the
Brady bonds held by the Fund.

SOVEREIGN  DEBT  OBLIGATIONS.  (All Funds except Burnham U.S.  Government  Money
Market Fund.)  Investment in sovereign debt  obligations  involves special risks not present in domestic corporate debt obligations.  The issuer of the sovereign debt or the governmental  authorities that control the repayment of the debt may be unable or unwilling to repay  principal or interest  when due, and a Fund may have  limited  recourse  in the event of a default.  During  periods of economic uncertainty,  the market prices of sovereign debt, and a Fund's net asset value, may be more volatile than prices of U.S. debt obligations.  In the past, certain emerging market countries have encountered  difficulties in servicing their debt obligations,  withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

A sovereign debtor`s  willingness or ability to repay principal and pay interest in a timely  manner may be  affected  by,  among  other  factors,  its cash flow situation,  the extent of its foreign  currency  reserves,  the  availability of sufficient  foreign exchange,  the relative size of the debt service burden, the sovereign  debtor's  policy  toward  principal  international  lenders and local political  constraints.  Sovereign  debtors  may also be  dependent  on expected disbursements from foreign governments, multilateral agencies and other entities to reduce  principal  and interest  arrearages  on their debt.  The failure of a sovereign debtor to implement  economic  policies or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the  sovereign  debtor,  which may further  impair such  debtor's  ability or willingness to service its debts.

OBLIGATIONS OF SUPRANATIONAL ENTITIES. (All Funds except Burnham U.S. Government
Money  Market  Fund.)  Each Fund may  invest  in  obligations  of  supranational entities  designated or supported by governmental  entities to promote  economic reconstruction  or development and of  international  banking  institutions  and related  government  agencies.  Examples  include  the  International  Bank  for
Reconstruction  and Development (the World Bank), the Asian Development Bank and
the  Inter-American   Development  Bank.  Each  supranational  entity's  lending activities are limited to a percentage of its total capital (including "callable capital" contributed by its governmental members at the entity`s call), reserves and net income.  Participating  governments  may not be able or willing to honor their commitments to make capital contributions to a supranational entity.

RISKS OF FOREIGN  SECURITIES.  (All Funds except Burnham U.S.  Government  Money
Market Fund.)  Investments in foreign securities may involve a greater degree of risk than securities of U.S. issuers. There is generally less publicly available information  about foreign  companies in the form of reports and ratings similar to those published about issuers in the United States. Also, foreign issuers are generally not subject to uniform  accounting,  auditing and financial  reporting requirements comparable to those applicable to United States issuers.

To the extent that a Fund's  foreign  securities  are  denominated in currencies other than the U.S.  dollar,  changes in foreign  currency  exchange  rates will affect the Fund`s net asset value,  the value of dividends and interest  earned, gains and losses  realized  on the sale of  securities,  and any net  investment
income  and  gains  that  the  Fund  distributes  to  shareholders.   Securities
transactions  in some  foreign  markets  may not be settled  promptly  so that a
Fund`s  foreign  investments  may be less  liquid  and  subject  to the  risk of fluctuating currency exchange rates pending settlement.

Foreign  securities  may be purchased on  over-the-counter  markets or exchanges located in the countries where an issuer`s  securities are  principally  traded.
Many  foreign  markets are not as  developed or efficient as those in the United
States.  While growing in volume,  they usually have  substantially  less volume than U.S.  markets.  Securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers.  Fixed commissions on foreign exchanges are generally higher than negotiated  commissions on United
States  exchanges,  although a Fund will endeavor to achieve the most  favorable net results on its portfolio  transactions.  There is generally less  government supervision and regulation of securities  exchanges,  brokers and listed issuers than  in  the  United  States.  In  certain  foreign  countries,  there  is  the possibility of adverse  changes in investment or exchange  control  regulations, expropriation,  nationalization  or  confiscatory  taxation,  limitations on the removal of assets of a Fund from a country, political or social instability,  or diplomatic  developments.  Moreover,  individual  foreign  economies  may differ favorably or  unfavorably  from the United States  economy in terms of growth of gross  national  product,  rate of  inflation,  capital  reinvestment,  resource self-sufficiency and balance of payments position. Dividends,  interest, and, in some cases,  capital gains earned by a Fund on certain foreign securities may be subject  to  foreign  taxes,  thus  reducing  the net  amount of income or gains available for distribution to the Fund`s shareholders.

The above  risks may be  intensified  for  investments  in  emerging  markets or countries  with limited or  developing  capital  markets.  These  countries  are located in the Asia-Pacific region,  Eastern Europe, Latin and South America and
Africa. Security prices in these markets can be significantly more volatile than in more developed countries,  reflecting the greater  uncertainties of investing in less  established  markets  and  economies.  Political,  legal  and  economic structures  in  many  of  these  emerging  market  countries  may be  undergoing significant  evolution  and  rapid  development,  and they may lack the  social, political,  legal  and  economic  stability  characteristic  of  more  developed countries.  Emerging  market  countries may have failed in the past to recognize private property rights. They may have relatively unstable governments,  present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. Their economies may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade  conditions,  and may suffer from  extreme and  volatile  debt  burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable  to  respond  effectively  to  increases  in  trading  volume, potentially  making prompt  liquidation  of  substantial  holdings  difficult or impossible at times.  A Fund may be required to establish  special  custodial or other  arrangements  before  making  certain  investments  in  these  countries.
Securities of issuers located in these countries may have limited  marketability and may be subject to more abrupt or erratic price movements.

                       ILLIQUID AND RESTRICTED SECURITIES

(All  Funds  except  Burnham  U.S.  Government  Money  Market  Fund.) A Fund may
purchase securities that are not registered ("restricted  securities") under the
Securities Act of 1933, as amended (the "1933 Act"),  including commercial paper issued in reliance on Section  4(2) of the 1933 Act,  and which are,  therefore, restricted as to their resale.  However, a Fund will not invest more than 15% of its net assets (10% for Burnham U.S.  Government  Money Market Fund) in illiquid investments.  The trustees of the Trust ("Trustees") have adopted guidelines and delegated to the Adviser the daily  function of  determining  and monitoring the liquidity of restricted securities.  The Trustees,  however, retain oversight as to, and are ultimately  responsible  for, these  determinations.  If the Adviser determines,  based upon a continuing  review of the trading markets for specific
Section 4(2) paper or Rule 144A securities,  that they are liquid, they will not be subject to the 15% limit (10% for Burnham U.S.  Government Money Market Fund)
in  illiquid  investments.  This  investment  practice  could have the effect of decreasing the level of liquidity in the Fund if sufficient numbers of qualified
institutional   buyers  are  not  interested  in  purchasing   these  restricted
securities.

                             DERIVATIVE INSTRUMENTS

GENERAL. (All Funds except Burnham U.S. Government Money Market Fund. Especially relevant for Burnham  Financial  Industries Fund and Burnham  Long/Short  Equity
Fund.) The Funds may, but are not required to, invest in derivative instruments, which are commonly defined as financial  instruments whose performance and value are derived,  at least in part, from another source,  such as the performance of an underlying  asset,  security or index. The Funds'  transactions in derivative instruments may include:

o the purchase and writing of options on securities  (including  index  options)
  and options on foreign currencies;

o the purchase and sale of futures  contracts based on financial,  interest rate and securities indices, equity securities or fixed-income securities; and

o entering  into forward  contracts,  swaps and swap related  products,  such as equity index,  interest  rate or currency  swaps,  and related caps,  collars, floors and swaptions.

The success of transactions in derivative  instruments  depends on the Adviser's judgment  as to their  potential  risks and  rewards.  Use of these  instruments exposes a Fund to additional  investment  risks and  transaction  costs.  If the
Adviser   incorrectly   analyzes  market  conditions  or  does  not  employ  the
appropriate  strategy with these  instruments,  the Fund's return could be lower than if derivative  instruments had not been used.  Additional risks inherent in the use of derivative  instruments  include:  adverse movements in the prices of securities or currencies and the possible  absence of a liquid  secondary market for any particular  instrument.  A Fund could experience losses if the prices of its derivative  positions  correlate poorly with those of its other investments.
The loss from investing in derivative instruments is potentially unlimited.

Each Fund may invest in derivatives for hedging purposes, to enhance returns, as a substitute for purchasing or selling  securities,  to maintain liquidity or in anticipation of changes in the composition of its portfolio holdings.  The risks and policies of various types of derivative  investments  in which the Funds may invest are described in greater detail above.

OPTIONS ON SECURITIES  AND  SECURITIES  INDICES.  (All Funds except Burnham U.S.
Government  Money  Market  Fund.   Especially  relevant  for  Burnham  Financial
Industries  Fund and Burnham  Long/Short  Equity  Fund.) A Fund may purchase and write (sell) call and put options on any securities in which it may invest or on any securities index containing securities in which it may invest. These options may be listed on securities exchanges or traded in the over-the-counter  market.
A Fund may write  covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities, or to protect against declines in the value of portfolio  securities and against increases in the cost of securities to be acquired.

WRITING COVERED OPTIONS.  (All Funds except Burnham U.S. Government Money Market
Fund.) A call option on securities  written by a Fund obligates the Fund to sell specified  securities  to the holder of the option at a  specified  price if the option is  exercised  at any time before the  expiration  date.  A put option on securities written by a Fund obligates the Fund to purchase specified securities from the option  holder at a specified  price if the option is  exercised at any time before the expiration  date.  Options on securities  indices are similar to options on  securities,  except that the exercise of  securities  index  options requires cash  settlement  payments and does not involve the actual  purchase or sale of  securities.  In  addition,  securities  index  options are  designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive a Fund of the  opportunity to profit from an increase in the market price of the securities in its portfolio. Writing covered put options may deprive a Fund of the  opportunity to profit from a decrease in the market price of the securities to be acquired for its portfolio.

All call and put options written by a Fund are covered. A written call option or put  option may be covered by (1)  maintaining  cash or liquid  securities  in a segregated  account with a value at least equal to a Fund's obligation under the option, (2) entering into an offsetting forward commitment and/or (3) purchasing an offsetting  option or any other option which, by virtue of its exercise price or otherwise,  reduces the Fund's net exposure on its written option position. A written  call option on  securities  is  typically  covered by  maintaining  the securities  that are subject to the option in a segregated  account.  A Fund may cover call  options  on a  securities  index by owning  securities  whose  price changes are expected to be similar to those of the underlying index.

A Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written.  Obligations  under over-the-counter  options may be terminated  only by entering into an offsetting transaction with the counterparty to the option. These purchases are referred to as "closing purchase transactions."

PURCHASING  OPTIONS.  (All Funds  except  Burnham U.S.  Government  Money Market
Fund.) A Fund  would  normally  purchase  call  options  in  anticipation  of an increase,  or put options in anticipation of a decrease  ("protective  puts") in the market value of  securities  of the type in which it may invest.  A Fund may also sell call and put options to close out its purchased options.

The  purchase of a call option would  entitle a Fund,  in return for the premium paid, to purchase  specified  securities at a specified  price during the option period. A Fund would ordinarily  realize a gain on the purchase of a call option if, during the option period,  the value of such securities  exceeded the sum of the exercise price, the premium paid and transaction  costs;  otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would  entitle a Fund,  in exchange for the premium paid,  to sell  specified  securities  at a  specified  price  during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund's  portfolio  securities.  Put options may also be purchased by a Fund for the purpose of  affirmatively  benefiting from a decline  in the  price  of  securities  which  it does  not  own.  A Fund  would ordinarily  realize  a gain if,  during  the  option  period,  the  value of the underlying  securities  decreased below the exercise price sufficiently to cover the premium and  transaction  costs;  otherwise the Fund would realize either no gain or a loss on the  purchase  of the put  option.  Gains  and  losses  on the purchase of put options may be offset by countervailing  changes in the value of the Fund's portfolio securities.

A Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

RISKS  ASSOCIATED  WITH OPTIONS  TRANSACTIONS.  (All Funds  except  Burnham U.S.
Government  Money Market  Fund.) There is no assurance  that a liquid  secondary market on a domestic or foreign  options  exchange will exist for any particular exchange-traded  option or at any particular time. If a Fund is unable to effect a closing  purchase  transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held  in a  segregated  account  until  the  options  expire  or are  exercised.
Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has  purchased,  it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid  secondary market on an exchange include the following:  (1) there may be insufficient  trading  interest in certain options;
(2)  restrictions  may be imposed by an  exchange  on  opening  transactions  or
closing   transactions  or  both;  (3)  trading  halts,   suspensions  or  other
restrictions  may be imposed  with  respect to  particular  classes or series of options; (4) unusual or unforeseen circumstances may interrupt normal operations on an  exchange;  (5) the  facilities  of an exchange  or the  Options  Clearing
Corporation  may not at all times be adequate to handle current  trading volume;
or (6) one or more exchanges could, for economic or other reasons,  decide or be compelled  at some  future  date to  discontinue  the  trading of options  (or a particular  class or series of  options).  If  trading  were  discontinued,  the secondary  market on that exchange (or in that class or series of options) would cease to exist.  However,  outstanding  options on that  exchange  that had been issued  by the  Options  Clearing  Corporation  as a result  of  trades  on that exchange would continue to be exercisable in accordance with their terms.

A Fund's ability to terminate over-the-counter options is more limited than with
exchange-traded   options  and  may   involve   the  risk  that   broker-dealers
participating  in such  transactions  will not fulfill  their  obligations.  The
Adviser  will  determine  the  liquidity  of  each  over-the-counter  option  in accordance with guidelines adopted by the Trustees.

The  writing  and  purchase of options is a highly  specialized  activity  which involves  investment  techniques and risks different from those  associated with ordinary  portfolio  securities  transactions.  The  successful  use of  options depends in part on the Adviser's  ability to predict  future price  fluctuations and, for hedging transactions, the degree of correlation between the options and securities markets.

FUTURES  CONTRACTS AND OPTIONS ON FUTURES  CONTRACTS.  (All Funds except Burnham
U.S.  Government Money Market Fund.  Especially  relevant for Burnham  Financial
Industries Fund and Burnham  Long/Short  Equity Fund.) To seek to increase total return or hedge against changes in interest rates or securities  prices,  a Fund may  purchase and sell  futures  contracts,  and purchase and write call and put options on these futures contracts.  A Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options.  These futures  contracts may be based on various  securities (such as U.S.  Government securities), securities indices and any other financial instruments and indices.
All futures  contracts  entered  into by a Fund are traded on U.S.  exchanges or boards of trade  that are  licensed,  regulated  or  approved  by the  Commodity
Futures Trading Commission ("CFTC").

FUTURES CONTRACTS. (All Funds except Burnham U.S. Government Money Market Fund.)
A futures  contract may  generally  be  described  as an  agreement  between two parties to buy and sell  particular  financial  instruments  for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract  relating to an index or  otherwise  not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting  transactions which may result in a profit or a loss.  While futures  contracts on securities will usually be liquidated in this  manner,  a Fund may instead  make,  or take,  delivery  of the  underlying securities  whenever it appears  economically  advantageous to do so. A clearing corporation  associated with the exchange on which futures  contracts are traded guarantees  that,  if still open,  the sale or purchase will be performed on the settlement date.

HEDGING AND OTHER  STRATEGIES.  (All Funds except Burnham U.S.  Government Money
Market Fund.)  Hedging is an attempt to establish with more certainty than would otherwise  be  possible  the  effective  price or rate of  return  on  portfolio securities or securities  that a Fund proposes to acquire.  When interest  rates are rising or securities prices are falling, a Fund can seek to offset a decline in the value of its  current  portfolio  securities  through the sale of futures contracts.  When interest rates are falling or securities  prices are rising,  a
Fund,  through the purchase of futures  contracts,  can attempt to secure better rates or prices  than might  later be  available  in the market  when it effects anticipated purchases.

A Fund may,  for  example,  take a "short"  position  in the  futures  market by selling futures  contracts in an attempt to hedge against an anticipated rise in interest  rates or a decline in market  prices that would  adversely  affect the value of the Fund's portfolio  securities.  These futures  contracts may include contracts for the future  delivery of securities  held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities.

If, in the opinion of the Adviser,  there is a sufficient  degree of correlation between price trends for a Fund's  portfolio  securities  and futures  contracts based on other financial  instruments,  securities indices or other indices, the
Fund may also enter into such futures contracts as part of its hedging strategy.
Although under some circumstances prices of securities in a Fund's portfolio may be more or less  volatile than prices of these  futures  contracts,  the Adviser will  attempt to  estimate  the extent of this  volatility  difference  based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial  hedge  against  price  changes  affecting  the Fund's  portfolio securities.

When a short hedging  position is successful,  any  depreciation in the value of portfolio  securities will be substantially  offset by appreciation in the value of the futures position.  On the other hand, any  unanticipated  appreciation in the value of a Fund's portfolio  securities  would be substantially  offset by a decline in the value of the futures position.

On other  occasions,  a Fund may take a "long"  position by  purchasing  futures contracts.  This  would be done,  for  example,  when the Fund  anticipates  the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable  market to be less favorable than prices that are currently  available.  The Fund may also  purchase  futures contracts  as  a  substitute  for  transactions  in  securities,  to  alter  the investment  characteristics  of portfolio  securities or to gain or increase its exposure to a particular securities market.

OPTIONS ON FUTURES  CONTRACTS.  (All Funds except Burnham U.S.  Government Money
Market  Fund.) A Fund may  purchase  and write  options on futures  for the same purposes as its transactions in futures contracts.  The purchase of put and call options on futures contracts will give a Fund the right (but not the obligation)
for a  specified  price to sell or to  purchase,  respectively,  the  underlying futures  contract at any time during the option  period.  As the purchaser of an option on a futures  contract,  the Fund  obtains  the  benefit  of the  futures position if prices move in a favorable  direction but limits its risk of loss in the  event of an  unfavorable  price  movement  to the loss of the  premium  and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially  offset a decline in the value of a Fund's  assets.  By writing a call option, a Fund becomes obligated,  in exchange for the premium (upon exercise of the  option) to sell a futures  contract if the option is  exercised,  which may have a value higher than the exercise  price.  Conversely,  the writing of a put option on a futures  contract  generates a premium which may partially offset an increase in the price of  securities  that a Fund intends to purchase.  However, the Fund becomes  obligated  (upon exercise of the option) to purchase a futures contract  if the  option is  exercised,  which may have a value  lower  than the exercise  price.  The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The  holder or writer of an option  on a  futures  contract  may  terminate  its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. A Fund's ability to  establish  and close out  positions  on such  options will be subject to the development and maintenance of a liquid market.

A Fund may engage in futures and related  options  transactions  either for bona fide  hedging  purposes or to seek to increase  total return as permitted by the
CFTC. To the extent that a Fund is using futures and related options for hedging purposes,  futures  contracts  will be sold to protect  against a decline in the price of securities that the Fund owns or futures contracts will be purchased to protect the Fund  against an increase in the price of  securities  it intends to purchase.  The Adviser will determine that the price fluctuations in the futures contracts  and options on futures used for hedging  purposes  are  substantially related to price  fluctuations  in securities  held by the Fund or securities or instruments  which it expects to  purchase.  As evidence of its hedging  intent, each Fund expects that, on 75% or more of the occasions on which it takes a long futures or option position  (involving the purchase of futures  contracts),  the
Fund will have  purchased,  or will be in the process of purchasing,  equivalent amounts of related securities in the cash market at the time when the futures or option  position  is  closed  out.  However,  in  particular  cases,  when it is economically  advantageous  for a Fund to do so, a long futures  position may be terminated  or an option  may  expire  without  the  corresponding  purchase  of securities or other assets.

To the  extent  that a Fund  engages  in  non-hedging  transactions  in  futures contracts  and options on futures,  the  aggregate  initial  margin and premiums required to establish these non-hedging  positions will not exceed 5% of the net asset  value of the Fund's  portfolio,  after  taking  into  account  unrealized profits and losses on any such  positions and excluding the amount by which such options were in-the-money at the time of purchase.

Transactions  in futures  contracts  and  options on futures  involve  brokerage costs,  require  margin  deposits  and,  in the case of  contracts  and  options obligating  the Fund to purchase  securities,  require  the Fund to  establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While  transactions  in futures  contracts  and  options  on futures  may reduce certain risks,  these  transactions  themselves  entail certain other risks. For example, unanticipated changes in interest rates or securities prices may result in a poorer overall  performance  for a Fund than if it had not entered into any futures contracts or options transactions.

Perfect  correlation  between a Fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect  correlation between a futures  position and a portfolio  position which is intended to be protected, the desired  protection  may not be obtained and the Fund may be exposed to risk of loss.

Some futures  contracts or options on futures may become  illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures  contract or related  option, which may make the  instrument  temporarily  illiquid  and  difficult  to price.
Commodity exchanges may also establish daily limits on the amount that the price of a  futures  contract  or  related  option  can vary from the  previous  day's settlement  price.  Once the daily limit is reached,  no trades may be made that day at a price  beyond  the  limit.  This may  prevent a Fund from  closing  out positions and limiting its losses.

FOREIGN CURRENCY  TRANSACTIONS.  (All Funds except Burnham U.S. Government Money
Market Fund.) A Fund's foreign currency  exchange  transactions may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign  exchange  market.  A Fund may also enter into forward foreign  currency  exchange  contracts  to  enhance  return,  to  hedge  against fluctuations in currency  exchange rates  affecting a particular  transaction or portfolio position, or as a substitute for the purchase or sale of a currency or assets  denominated  in that  currency.  Forward  contracts  are  agreements  to purchase or sell a specified  currency at a specified  future date and price set at the time of the  contract.  Transaction  hedging is the  purchase  or sale of forward  foreign  currency  contracts  with respect to specific  receivables  or payables of a Fund  accruing in  connection  with the  purchase  and sale of its portfolio  securities  quoted  or  denominated  in the same or  related  foreign currencies.  Portfolio hedging is the use of forward foreign currency  contracts to offset  portfolio  security  positions  denominated  or quoted in the same or related  foreign  currencies.  A Fund may  elect to hedge  less  than all of its foreign currency portfolio positions if deemed appropriate by the Adviser.

If a Fund  purchases  a  forward  contract  or  sells  a  forward  contract  for non-hedging purposes,  it will segregate cash or liquid securities,  of any type or maturity, in a separate account in an amount equal to the value of the Fund's total assets committed to the consummation of the forward  contract.  The assets in the segregated account will be valued at market daily and if the value of the securities in the separate account declines,  additional cash or securities will be placed in the account so that the value of the  account  will be equal to the amount of the Fund's commitment with respect to such contracts.

Hedging  against  a  decline  in the  value of a  currency  does  not  eliminate fluctuations  in the prices of  portfolio  securities  or prevent  losses if the prices  of  such  securities  decline.  These  transactions  also  preclude  the opportunity  for  currency  gains if the  value of the  hedged  currency  rises.
Moreover,  it may not be possible  for the Fund to hedge  against a  devaluation that is so generally  expected that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

The cost to a Fund of engaging in foreign currency transactions varies with such factors as the  currency  involved,  the length of the  contract  period and the market  conditions then prevailing.  Since  transactions in foreign currency are usually conducted on a principal basis, no fees or commissions are involved.

FOREIGN CURRENCY OPTIONS. (All Funds except Burnham U.S. Government Money Market
Fund.) Each Fund may  purchase or sell (write) call and put options on currency.
A foreign  currency  option  provides  the option buyer with the right to buy or sell a stated  amount of foreign  currency at the exercise  price on a specified date or during the option period.  The owner of a call option has the right, but not the obligation, to buy the currency.  Conversely,  the owner of a put option has the right, but not the obligation,  to sell the currency. When the option is exercised,  the seller of the option is  obligated  to fulfill  the terms of the written  option.  However,  either the seller or the buyer may, in the secondary market,  close  its  position  during  the  option  period  at any  time  before expiration.

A purchased call option on a foreign  currency  generally  rises in value if the underlying  currency  appreciates  in value. A purchased put option on a foreign currency  generally  rises in value if the  underlying  currency  depreciates in value.  Although purchasing a foreign currency option can protect a Fund against an adverse  movement  in the value of a foreign  currency,  the option  will not limit changes in the value of such currency.  For example, if a Fund was holding securities  denominated  in a foreign  currency  that was  appreciating  and had purchased a foreign  currency put to hedge against a decline in the value of the currency,  the Fund would not have to exercise its put option.  Likewise, a Fund might  enter into a contract  to  purchase  a  security  denominated  in foreign currency  and,  in  conjunction  with that  purchase,  might  purchase a foreign currency call option to hedge  against a rise in value of the  currency.  If the value of the currency instead  depreciated  between the date of purchase and the settlement date, the Fund would not have to exercise its call. Instead, the Fund could  acquire in the spot  market the  amount of  foreign  currency  needed for settlement.

SPECIAL  RISKS  ASSOCIATED  WITH  FOREIGN  CURRENCY  OPTIONS.  (All Funds except
Burnham  U.S.  Government  Money  Market  Fund.)  Buyers and  sellers of foreign currency options are subject to the same risks that apply to options  generally.
In addition, there are certain additional risks associated with foreign currency options.  The markets in foreign  currency  options are  relatively  thin, and a
Fund's  ability to establish  and close out positions on such options is subject to the  maintenance of a liquid  secondary  market.  A Fund will not purchase or write such options unless and until,  in the opinion of the Adviser,  the market for them has developed  sufficiently to ensure that the risks in connection with such options are not greater than the risks in  connection  with the  underlying currency. Nevertheless, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign  currencies  are  affected by most of the same  factors  that  influence foreign exchange rates and investments generally.

The value of a foreign  currency option depends upon the value of the underlying currency  relative  to the U.S.  dollar.  As a result,  the price of the  option position may vary with changes in the value of either or both currencies and may have no  relationship  to the  investment  performance  of a  foreign  security.
Because foreign currency transactions  occurring in the interbank market involve substantially  larger  amounts  than  those that may be  involved  in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market  (generally  consisting of  transactions of less than $1 million)
for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market  sources  be firm or  revised  on a  timely  basis.  Available  quotation information  is  generally  representative  of very  large  transactions  in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global,  around-the-clock market. To the extent that the
U.S.  currency  option  markets are closed while the markets for the  underlying currencies  remain open,  significant price and rate movements may take place in the  underlying  markets that cannot be reflected in the options  markets  until they reopen.

FOREIGN CURRENCY FUTURES TRANSACTIONS. (All Funds except Burnham U.S. Government
Money Market Fund.) By using foreign currency  futures  contracts and options on such contracts,  a Fund may be able to achieve many of the same objectives as it would through the use of forward foreign currency exchange contracts. A Fund may sometimes be able to achieve these  objectives  more  effectively and at a lower cost by using futures  transactions instead of forward foreign currency exchange contracts.

The sale of a foreign currency futures contract creates an obligation by a Fund, as seller,  to deliver  the amount of currency  called for in the  contract at a specified  future time for a specified price. The purchase of a currency futures contract  creates an obligation by a Fund, as purchaser,  to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt,  in most instances the contracts  are closed out before the  settlement  date without the making or taking of delivery of the  currency.  Currency  futures  contracts are closed out by entering into an offsetting  purchase or sale  transaction for the same  aggregate  amount of currency  and delivery  date.  If the sale price of a currency futures contract exceeds the price of the offsetting purchase, the Fund realizes a gain. If the sale price is less than the offsetting  purchase  price, the Fund realizes a loss. If the purchase price of a currency  futures  contract is less  than the  offsetting  sale  price,  the Fund  realizes  a gain.  If the purchase price of a currency futures contract exceeds the offsetting sale price, the Fund realizes a loss.

SPECIAL RISKS  ASSOCIATED WITH FOREIGN  CURRENCY  FUTURES  CONTRACTS AND RELATED
OPTIONS.  (All Funds except Burnham U.S.  Government  Money Market Fund.) Buyers and  sellers of foreign  currency  futures  contracts  and  related  options are subject  to the same  risks  that  apply  to the use of  futures  generally.  In addition,  the risks  associated  with foreign  currency  futures  contracts and options  on futures  are  similar to those  associated  with  options on foreign currencies, as described above.

SWAPS,  CAPS,  FLOORS,  COLLARS AND  SWAPTIONS.  (All Funds except  Burnham U.S.
Government  Money  Market  Fund.   Especially  relevant  for  Burnham  Financial
Industries Fund and Burnham  Long/Short Equity Fund.) As one way of managing its exposure to different types of investments,  a Fund may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, floors and swaptions.  In a typical interest rate swap, one party agrees to make regular payments equal to a floating  interest rate times a "notional  principal amount," in return for  payments  equal to a fixed rate times the same  notional amount, for a specified period of time. If a swap agreement provides for payment in  different  currencies,  the parties  might agree to  exchange  the  notional principal amount as well.  Swaps may also depend on other prices or rates,  such as the value of an index or mortgage prepayment rates.

In a typical cap or floor  agreement,  one party  agrees to make  payments  only under  specified  circumstances,  usually in return for  payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive  payments  to the  extent  that a  specified  interest  rate  exceeds an agreed-upon  level,  while the seller of an interest  rate floor is obligated to make  payments  to the extent  that a  specified  interest  rate falls  below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor. A swaption is an option to buy or sell a swap position.

Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another.  For example,  if the Fund agreed to exchange payments in dollars for payments in a foreign  currency,  the swap  agreement  would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign  currency and interest rates.  Caps and floors have an effect similar to buying or writing  options.  Depending on how they are used, swap agreements may increase or decrease  the overall  volatility  of a Fund's  investments  and its share price and yield.

Swap agreements are  sophisticated  risk management  instruments  that typically require a small cash investment relative to the magnitude of risks assumed. As a result,  swaps can be highly  volatile and may have a  considerable  impact on a
Fund's  performance.  Swap agreements are subject to credit risks related to the
counterparty's   ability  to   perform,   and  may   decline  in  value  if  the
counterparty's  creditworthiness  deteriorates. A Fund may also suffer losses if it is unable to terminate  outstanding  swap  agreements  or reduce its exposure through  offsetting  transactions.  A Fund will maintain in a segregated account cash or liquid  securities equal to the net amount, if any, of the excess of the
Fund's  obligations  over its  entitlements  with respect to swap, cap,  collar, floor or swaption transactions.

FORWARD COMMITMENTS,  WHEN-ISSUED  SECURITIES AND DELAYED DELIVERY TRANSACTIONS.
(All  Funds.) The Funds may  purchase or sell  securities  on a  when-issued  or delayed  delivery basis and make contracts to purchase or sell  securities for a set price at a set date beyond customary  settlement time. A Fund will engage in when-issued  purchases of securities in order to obtain what is considered to be an advantageous price and yield at the time of purchase. Securities purchased or sold on a when-issued,  delayed  delivery or forward  commitment basis involve a risk of loss if the security to be purchased declines in value, or a security to be sold  increases  in value,  before the  settlement  date.  The failure of the issuer or other  party to  consummate  the  transaction  may  result in a Fund's losing the opportunity to obtain an advantageous price.  Although a Fund usually intends to  acquire  the  underlying  securities,  the Fund may  dispose of such securities  before  settlement.  For purposes of  determining  a Fund's  average dollar-weighted  maturity,  the maturity of  when-issued  or forward  commitment securities will be calculated from the commitment date.

When a Fund purchases  securities on a when-issued,  delayed delivery or forward commitment  basis,  the Fund will segregate in a separate account cash or liquid securities of any type or maturity,  having a value (determined  daily) at least equal to the amount of the Fund's purchase commitments.

SHORT  SALES.  (All Funds  except  Burnham  U.S.  Government  Money Market Fund.
Especially relevant for Burnham Financial Industries Fund and Burnham Long/Short
Equity Fund.) Short sales are  transactions  in which a Fund sells a security it does not own in  anticipation  of a decline  in the value of that  security.  To complete such a transaction,  the Fund must borrow the security from a broker or other  institution to make delivery to the buyer.  The Fund then is obligated to replace the security  borrowed by  purchasing it at the market price at or prior to the time of replacement.  The price at such time may be more or less than the price at which  the  security  was  sold by the  Fund.  Until  the  security  is replaced,  the Fund is required  to pay the broker  from which it  borrowed  the security an amount  equal to any  dividends or interest  that accrue  during the period of the loan.  Short sale  dividends  are  treated  as an expense  and can increase a fund's total  expense  ratio  although no cash is received or paid by the Fund.  To  compensate  the  broker,  the Fund also may be  required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund's  custodian  in a special custody account),  to the extent necessary to meet margin  requirements, until the short position is closed out.

The Fund will  incur a loss as a result  of the  short  sale if the price of the security sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed  security.  The Fund will realize a gain if the security  declines in price between those dates. The amount of any gain will be  decreased,  and the  amount  of any loss  increased,  by the  amount  of the premium,  dividends,  interest  or  expenses  the Fund may be required to pay in connection  with a short sale. An increase in the value of a security sold short by the Fund over the price at which it was sold short  will  result in a loss to the Fund,  and there can be no assurance that the Fund will be able to close out the position at any  particular  time or at an  acceptable  price.  Although the
Fund's  gain is limited to the  amount at which it sold a  security  short,  its potential  loss is unlimited.  Until the Fund replaces a borrowed  security,  it will  maintain  in a  segregated  account  at all times  cash,  U.S.  Government securities,  or other liquid  securities in an amount  which,  when added to any amount  deposited with a broker or custodian as collateral,  will at least equal the current market value of the security sold short.  Depending on  arrangements made with brokers, the Fund may not receive any payments (including interest) on collateral  deposited  with them.  The Fund will not make a short sale if, after giving  effect to such  sale,  the  market  value of all  securities  sold short exceeds 100% of the value of the Fund's net assets.

While  the  Fund is  short a  security,  it is  subject  to the  risk  that  the security's  lender will  terminate the loan at a time when the Fund is unable to borrow the same security from another lender.  If this happened,  the Fund would have to buy  replacement  shares  immediately at the stock's then current market price or "buy in" by paying the lender an amount equal to the cost of purchasing the security to close out the short position.

The Fund will also incur transaction costs in effecting short sales. Short sales involve other costs. The Fund must repay to the lender any dividends or interest that accrue while it is holding a security sold short. To borrow the security, the Fund also may be required to pay a premium. The amount of any ultimate gain for the Fund resulting from a short sale will be decreased and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses the Fund may be required to pay in connection with a short sale.

                      OTHER INVESTMENT PRACTICES AND RISKS

LENDING  PORTFOLIO  SECURITIES.  (All Funds.) The Funds may lend their portfolio securities.  These  loans  are  secured  by  the  delivery  to a  Fund  of  cash collateral, which may be invested in short-term debt securities and money market funds.  The Funds may make loans only to  broker-dealers  who are members of the
New  York  Stock  Exchange  ("NYSE"),  or  who  have  net  capital  of at  least
$10,000,000.  Such loans will not be made against less than 100% cash collateral maintained  at 100% of the market value  (marked-to-market  daily) of the loaned securities.  Loans  will be made  only if a Fund can  terminate  the loan at any time.

Voting  rights may pass with the lending of  securities.  In line with  industry standards, proxies are not available to be voted when the shares are out on loan through the Funds'  lending  program.  However,  the Funds will make  reasonable efforts to recall lent  securities  so that they may be voted  according  to the adviser's  instructions.  In  furtherance  of this  effort,  the Funds have,  in conjunction with the securities lending agent,  developed procedures  reasonably designed to recall lent  securities to facilitate  the voting of the shares.  In addition, the Adviser has developed operating procedures to restrict the lending of securities  held by the Funds that are acquired in an initial public offering by an issuer  with a  limited  operating  history  and no  identified  corporate calendar  of  shareholder  meetings  that  can  be  monitored.  The  lending  of securities does not relieve the Trustees of their  fiduciary  obligation to vote proxies.  If management has knowledge that a material event will occur affecting an investment on loan, the Trustees would be obligated to call such loan in time to vote such proxies.

When a Fund lends  portfolio  securities,  there is a risk that the borrower may fail to return the securities,  that the securities will not be returned in time for the Funds' to exercise  their voting rights,  or that the Funds'  securities lending  agent  does not  learn of an  impending  vote  and  therefore  does not initiate a recall of the lent  securities on the Funds' behalf.  As a result,  a
Fund  may  incur a loss or,  in the  event of a  borrower's  bankruptcy,  may be delayed in, or prevented from, liquidating the collateral.

REVERSE REPURCHASE  AGREEMENTS.  (All Funds except Burnham U.S. Government Money
Market Fund.) The Funds may enter reverse  repurchase  agreements whereby a Fund sells  portfolio  assets with an agreement to  repurchase  the assets at a later date at a set price. A Fund continues to receive principal and interest payments on these  securities.  The Funds will  maintain a segregated  custodial  account consisting of cash or liquid securities of any type or maturity,  having a value at least equal to the repurchase price, plus accrued interest.

Reverse repurchase  agreements involve the risk that the value of the securities sold by a Fund  may  decline  below  the  price  of the  securities  the Fund is obligated to repurchase.  Reverse repurchase agreements are borrowings by a Fund and are subject to its investment restrictions on borrowing.

RISKS  OF  NON-DIVERSIFICATION.   Burnham  Financial  Industries  Fund,  Burnham
Long/Short  Equity  Fund and  Burnham  Small Cap Value  Fund are  classified  as
"non-diversified"  under  the  1940  Act.  Non-diversification  means  that  the proportion of a Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Since they may invest a larger proportion of their  assets  in a single  issuer  than is  permitted  by the 1940 Act for a diversified  fund,  an  investment  in these  Funds may be  subject  to  greater fluctuations in value than an investment in a diversified fund.  Notwithstanding their  non-diversified  status,  with respect to 50% of their total assets, each
Fund may invest in securities of no more than one issuer (or any  combination of issuers)  limited in  respect to an amount not  greater in value than 25% of its total assets and, in addition to the  foregoing,  in securities of not more than two  issuers,  each  limited in  respect to an amount not  greater in value than
12.5% of its total assets and,  with respect to the  remaining  50% of its total assets,  each Fund may not invest in securities of any single issuer (other than the U.S. Government,  its agencies and instrumentalities)  limited in respect to an amount not greater in value than 5% of its total assets.  The restrictions in the immediately preceding sentence are non-fundamental and may be changed by the
Trust's Board of Trustees without shareholder approval. This policy shall not be violated so long as any discrepancy  from this policy after the acquisition of a security is neither wholly nor partially the result of such acquisition.


SHORT-TERM TRADING AND PORTFOLIO TURNOVER. (All Funds.) Short-term trading means the  purchase  and  subsequent  sale of a security  after it has been held for a relatively  brief  period of time.  A Fund may engage in  short-term  trading in response to stock market conditions, changes in interest rates or other economic trends and  developments,  or to take  advantage  of yield  disparities  between various  fixed-income  securities  in order to realize  capital gains or enhance income.  Short-term trading may have the effect of increasing a Fund's portfolio turnover rate. A high rate of portfolio turnover involves correspondingly higher brokerage  costs that must be borne directly by the Fund and thus  indirectly by the shareholders, reducing the shareholders' return. Short-term trading may also increase the amount of taxable gains that must be distributed to shareholders.

DISCLOSURE OF PORTFOLIO  HOLDINGS.  (All Funds.) It is the general policy of the
Trust and each Fund that  neither  the  Funds nor their  service  providers  may selectively  disclose a Fund's portfolio holdings  information to any current or potential  investor  in  the  Funds,  including  individuals,  institutions  and financial  intermediaries,  in advance of the date such information is disclosed publicly by the Funds.

The Board of Trustees has adopted policies and procedures relating to disclosure of a Fund's portfolio securities.  These policies and procedures are designed to provide a framework for disclosing  information  regarding  portfolio  holdings,
portfolio  composition  or  other  portfolio  characteristics   consistent  with
applicable  regulations of the federal securities laws and general principles of fiduciary duty relating to Fund shareholders.

The Funds,  like other typical mutual funds,  rely on various service  providers
(including Burnham Asset Management Corporation,  the Funds' investment adviser)
and other  affiliated  and/or  unaffiliated  entities,  to perform all  services relating to the Funds' operations.  Some services, such as custody, fund audits, proxy voting,  compliance testing, and pricing of portfolio securities,  require that the service provider have almost  continuous  access to information about a
Fund's current portfolio holdings. Other service providers,  such as lawyers and accountants,  are  permitted  to  review  information  about  a  Fund's  current portfolio  holdings on a periodic  basis.  In addition,  if a Fund wants to sell certain  securities  in its  portfolio,  the Fund  will have to  identify  those securities to the broker  handling the sale.  It is the Trust's  policy to grant access to portfolio information in the above and other appropriate circumstances only to the extent  necessary  so that the  provider  may perform  its  services relating  to the  Funds'  operations  and the  provider  is subject to a duty of confidentiality, including a duty not to trade on the non-public information.

In addition,  the Trust  permits  disclosure of  non-public  portfolio  holdings information to third parties in the following very limited  circumstances  where the Trust or a service  provider has legitimate  business  purposes for doing so and the  recipients are subject to a duty of  confidentiality,  including a duty not to trade on the non-public information:

     To rating  agencies  whose  purpose in  receiving  that  information  is to compile  and  publish  ratings  and  related  information  about the Funds, provided  such rating  agencies  are  required  in writing to maintain  the confidentiality of that information at least until such time that the Funds publicly disclose that information.

     To third parties which perform by contract  services using that information for the Trust's or the service  provider's own use,  provided such entities are required in writing to maintain the confidentiality of that information at least until such time that the Funds publicly disclose that information.

It is also the  policy  of the Trust  that  none of the  Funds or their  service providers  may enter into any  arrangements  pursuant to which they will receive compensation  or other  consideration  directly or  indirectly in return for the disclosure of non-public information about a Fund's portfolio holdings.

PERIODIC PUBLIC DISCLOSURE
Each Fund's full  portfolio  holdings are filed  quarterly  with the  Commission within  the  time  periods  prescribed  by  rules  of the  Commission.  Further, information regarding each Fund's portfolio holdings is provided to shareholders on a  semi-annual  basis  in  accordance  with,  and  within  the  time  periods prescribed by, rules of the Commission.

The Funds'  (other than Burnham  U.S.  Government  Money Market Fund)  portfolio holdings are published monthly,  with approximately a 30-day lag, on the Trust's website.  This  policy  is  described  in  the  Funds'  prospectus  and  may  be discontinued by the Trust without notice. The Trust considers a Fund's portfolio holdings  not to be  confidential  on the next day  after the  Funds'  portfolio holdings are published on the Trust's website.

A Fund may make  information  about its  portfolio  holdings  available in other circumstances  from time to time as long as the  information  is generally  made available. Any disclosure of a Fund's portfolio holdings information pursuant to this  paragraph  must be  authorized  in advance by the  Trust's  President,  an
Executive  Vice  President  or Vice  President,  Treasurer  or Chief  Compliance
Officer.  For instance,  a Fund may, if so approved,  disclose information about its portfolio  holdings by one or more of the following methods: a press release through a widely  circulated  news or wire service;  an  announcement at a press conference, invitations to which are widely circulated or to which the public is generally invited;  an interview with a portfolio manager of a Fund if the media through  which  the  interview  will be  disseminated  is  broad-based,  such as publication in an industry trade article or a national  magazine or newspaper or shown on  television  or  broadcast  on radio;  or  through a filing  accessible through the Commission's EDGAR database.

To ensure  compliance  with this policy,  service  providers to the Trust may be provided non-public  portfolio holdings information only to the extent necessary to effect the  provision of their  services to the Trust or a Fund.  All service providers which receive  portfolio  holdings  information must have policies and procedures in place which are designed to maintain the  confidentiality  of that information in accordance with the Trust's stated portfolio holdings  disclosure policy or must be  otherwise  subject  to a duty of  confidentiality.  The Chief
Compliance  Officer  shall  monitor  approvals  granted  by Trust  officers  for disclosures of portfolio  holdings made on a  case-by-case  basis to ensure that such  approvals  are  consistent  with the  purposes of this  policy.  The Chief
Compliance  Officer  shall report any  violations  of this policy to the Trust's
Board.

The Trust  seeks to avoid  potential  conflicts  of  interest  between  the Fund shareholders  and  the  Trust's  service  providers  by  notifying  all  service providers to comply with the foregoing portfolio holdings disclosure policy.

                             INVESTMENT RESTRICTIONS

                       FUNDAMENTAL INVESTMENT RESTRICTIONS

The following investment  restrictions are considered  fundamental,  which means they may be changed  only with the  approval  of the  holders of a majority of a
Fund's outstanding voting securities,  defined in the 1940 Act as the lesser of:
(1) 67% or more of that  Fund's  voting  securities  present at a meeting if the holders  of more  than 50% of that  Fund's  outstanding  voting  securities  are present or represented by proxy, or (2) more than 50% of that Fund's outstanding voting securities.

     1.   A Fund may not borrow money or issue senior securities,  except to the extent permitted by the 1940 Act.

     2.   A Fund may not make loans to other persons, except loans of securities not  exceeding  one-third of the Fund's total assets,  investments  in debt obligations and transactions in repurchase agreements.

     3.   A Fund may not purchase,  sell or invest in real estate,  but, subject to its  other  investment  policies  and  restrictions  may  invest in securities of companies that deal in real estate or are engaged in the real estate business.  These companies  include real estate investment trusts and  securities  secured by real  estate or  interests  in real estate. A Fund may hold and sell real estate acquired through default, liquidation or other  distribution  of an interest in real estate as a result of the Fund's ownership of securities.

     4.   A Fund may not invest in commodities or commodity  futures  contracts, except for  transactions in financial  derivative  contracts,  such as forward currency contracts; financial futures contracts and options on financial  futures  contracts;  options on securities,  currencies and financial indices; and swaps, caps, floors, collars and swaptions.

     5.   A Fund may not underwrite securities of other issuers,  except insofar as a Fund may be deemed an underwriter under the 1933 Act when selling portfolio securities.

     6.   Each  Fund,   except  Burnham  Financial   Industries  Fund,   Burnham
          Long/Short  Equity Fund and Burnham Small Cap Value Fund, with respect to 75% of its total  assets,  may not invest more than 5% of its total assets in the securities of any single issuer, or own more than 10% of the  outstanding  voting  securities  of any one issuer,  in each case other than (1) securities issued or guaranteed by the U.S. government,
          its  agencies  or   instrumentalities   or  (2)  securities  of  other
          investment companies.

                     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The  following  restrictions  are  non-fundamental  and may be  modified  by the
Trustees without shareholder approval.

     1.   A Fund (other than Burnham U.S.  Government Money Market Fund) may not invest more than 15% of its net assets in illiquid securities. Burnham
          U.S.  Government Money Market Fund may not invest more than 10% of its net assets in illiquid securities. A security is illiquid if it cannot be disposed of in 7 days at a price  approximately  equal to the price at which the Fund is valuing the security.

     2.   A Fund  may  invest  in  other  investment  companies,  including  any closed-end or open-end investment company,  hedge fund or unregistered investment company, as permitted by the 1940 Act or by such exemptions as may be granted by the Commission by any rule, regulation or order.

     3.   A Fund may not  invest  in a company  for the  purpose  of  exercising control or management of the company.

     4.   Burnham Financial Services Fund and Burnham Financial  Industries Fund
          will invest at least 80% of their  assets in stocks of U.S.  companies in the financial services sector.  Burnham Long/Short Equity Fund will invest at least  80% of its  assets  in long and  short  positions  in equity  securities.  Burnham Small Cap Value Fund will invest at least
          80% of its assets in stocks of companies  with market  capitalizations at the  time of  purchase  of  $1.6  billion  or  less.  Burnham  U.S.
          Government Money Market Fund will invest at least 80% of its assets in money market securities  issued or guaranteed by the U.S.  Government, its agencies and instrumentalities.  Each Fund may change the policies described above upon 60 days' notice to shareholders.

     5.   Each of Burnham Financial  Industries Fund,  Burnham Long/Short Equity
          Fund and  Burnham  Small Cap Value  Fund,  with  respect to 50% of its total assets,  may invest in securities of no more than one issuer (or any  combination  of  issuers)  limited  in  respect  to an amount not greater in value than 25% of its total  assets and, in addition to the foregoing, in securities of not more than two issuers, each limited in respect  to an amount  not  greater  in value  than 12.5% of its total assets and,  with respect to the  remaining  50% of its total  assets, each Fund may not invest in  securities  of any single  issuer  (other than the U.S. Government,  its agencies and instrumentalities) limited in  respect  to an amount  not  greater  in value than 5% of its total assets.  This policy shall not be violated so long as any  discrepancy from this policy after the acquisition of a security is neither wholly nor partially the result of such acquisition.

Except with respect to 300% asset  coverage for  borrowing  required by the 1940
Act, whenever any investment restriction states a maximum percentage of a Fund's assets that may be invested in any security,  such percentage limitation will be applied  only at the  time  the  Fund  acquires  such  security  and will not be violated by subsequent  increases in value  relative to other assets held by the
Fund.

                            SERVICES FOR SHAREHOLDERS

                              SHAREHOLDER ACCOUNTS

When an investor  initially  purchases  shares, an account will be opened on the books of the Trust by the transfer  agent.  The  investor  appoints the transfer agent as agent to receive all dividends and  distributions  and to automatically reinvest them in additional shares of the same class of shares. Distributions or dividends are reinvested at a price equal to the net asset value of these shares as of the ex-dividend date.

Shareholders who do not want automatic  dividend and  distribution  reinvestment should check the  appropriate  box in item 5 of the new account  application  or notify the transfer  agent and, ten business  days after receipt of such notice, all dividends and distributions will be paid by check.

                        PURCHASE AND REDEMPTION OF SHARES

                               PURCHASE OF SHARES

Shares of Burnham  U.S.  Government  Money  Market Fund are offered in one class only,  with no sales charge.  Burnham Fund,  Burnham  Financial  Services  Fund,
Burnham  Small Cap Value Fund,  Burnham  Financial  Industries  Fund and Burnham
Long/Short  Equity  Fund  offer  Class A and Class C shares.  (Shares of Burnham
Small  Cap Value  Fund and  Burnham  Long/Short  Equity  Fund are not  currently available for purchase.)  The Trustees and officers  reserve the right to change or waive a Fund's  minimum  investment  requirements  and to reject any order to purchase  shares  (including  purchases by exchange)  when in their judgment the rejection is in the Fund's best interest.

Class B shares of each Fund are not currently being offered.  Current holders of
Class B shares of Burnham Fund and Burnham Financial  Services Fund may continue to reinvest dividends in additional Class B shares of their respective Fund.

                  FOR BURNHAM FUND, BURNHAM FINANCIAL SERVICES
                    FUND, BURNHAM FINANCIAL INDUSTRIES FUND,
                   BURNHAM LONG/SHORT EQUITY FUND AND BURNHAM
                           SMALL CAP VALUE FUND ONLY:

                     INITIAL SALES CHARGES ON CLASS A SHARES

Shares are offered at a price equal to their net asset value plus a sales charge which is  imposed  at the time of  purchase.  The sales  charges  applicable  to purchases of Class A shares of each Fund are described in the prospectus.  Up to
100% of the sales charge may be re-allowed to dealers who achieve certain levels of sales or who have rendered  coordinated sales support efforts.  These dealers
may  be  deemed   underwriters.   Other   dealers  will  receive  the  following
compensation:

                                            DEALER CONCESSION AS A %
                                              OF OFFERING PRICE OF
AMOUNT INVESTED                                 SHARES PURCHASED
---------------                                 ----------------
Less than $50,000                                    4.50%

$50,000 but less than $100,000                       4.00%

$100,000 but less than $250,000                      3.50%

$250,000 but less than $500,000                      2.75%

$500,000 but less than $1,000,000                    1.75%

$1,000,000 or more                                 See below.

               OBTAINING A REDUCED SALES CHARGE FOR CLASS A SHARES

Methods of obtaining a reduced sales charge  referred to in the  prospectus  are described in more detail below.

Sales charges may be waived for Trustees and certain  affiliated  persons of the
Funds.

PURCHASES  OF CLASS A SHARES OF $1 MILLION  OR MORE.  On  purchases  by a single purchaser  aggregating  $1 million or more, the investor will not pay an initial sales charge. The Distributor (as defined under "Distributor"  herein) may pay a commission to broker-dealers who initiate and are responsible for such purchases as follows:

-      1% on amounts between $1 million and $4 million

-      0.50% on amounts between $4 million and $10 million

-      0.25% on the excess over $10 million

A contingent  deferred sales charge  ("CDSC") will be imposed on the proceeds of the redemptions of these shares if they are redeemed within 24 months of the end of the calendar month of their purchase. The CDSC will be equal to:

-      1% if the redemption occurs within the first 12 months and

-      0.50% if the redemption occurs within the next 12 months.

The CDSC will be based on the NAV at the time of purchase or sale,  whichever is lower.  No sales  charge  will be  imposed  on  increases  in net  asset  value, dividends or capital gain  distributions,  or reinvestment of  distributions  in additional Class A shares.  In determining  whether the sales charge is payable, the first Class A shares redeemed will be those, if any, on which a sales charge was paid at the  time of  purchase,  and the  remaining  Class A shares  will be redeemed in the order in which they were purchased.

RIGHTS OF ACCUMULATION (Class A Shares).  If an investor,  the investor's spouse or any  children  under the age of 21  already  hold  shares  of any  Fund,  the investor may qualify for a reduced  sales  charge on its purchase of  additional
Class A shares.  If the value of the shares the investor  currently holds in any
Fund,  plus the amount the investor  wishes to purchase is $50,000 or more,  the sales  charge  on the  Class  A  shares  being  purchased  will  be at the  rate applicable to the total aggregate amount.  The  Distributor's  policy is to give investors the lowest  commission rate possible under the sales charge structure.
However,  to take  full  advantage  of rights  of  accumulation,  at the time of placing a purchase  order,  the investor or its dealer must request the discount and give the Distributor sufficient information to determine and confirm whether the purchase  qualifies for the discount.  Rights of accumulation may be amended or terminated at any time as to all purchases occurring thereafter.

LETTER OF INTENT (Class A Shares).  If an investor  intends to purchase  Class A shares valued at $50,000 or more during a 13-month period, the investor may make the  purchases  under a Letter  of  Intent  so that the  initial  Class A shares purchased  qualify for the reduced  sales  charge  applicable  to the  aggregate amount of the investor's  projected  purchase.  The investor's  initial purchase must be at least 5% of the  intended  purchase.  Purchases  made  within 90 days before the signing of the Letter of Intent may be included in such total  amount and will be valued on the date of the  Letter of  Intent.  The  Letter of Intent will not  impose a  binding  obligation  to buy or sell  shares  on  either  the purchaser or the Fund.

During the period of the Letter of Intent,  the transfer  agent will hold shares representing  3% of the  intended  purchase  in escrow  to  provide  payment  of additional  sales charges that may have to be paid if the total amount purchased under the  Letter of Intent is  reduced.  These  shares  will be  released  upon completion of the intended  investment.  If the total Class A shares  covered by the Letter of Intent are not purchased,  a price  adjustment is made,  depending upon the actual  amount  invested  within  the  period  covered by the Letter of
Intent,  by a redemption of sufficient  shares held in escrow for the account of the investor.  A Letter of Intent can be amended: (a) during the 13-month period if the purchaser files an amended Letter of Intent with the same expiration date as the original; and (b) automatically after the end of the period, if the total purchases  of Class A shares  credited  to the Letter of Intent  qualify  for an additional  reduction in the sales charge.  For more information  concerning the
Letter of Intent, see the application form or contact the Distributor.

                           CLASS B SHARE TRANSACTIONS

Class B shares are no longer being offered for  purchase.  Class B shares may be subject to a CDSC upon  redemption.  Dealers will receive from the Distributor a fee of 4% of the gross proceeds from the sale at the time of settlement.

If Class B shares of a Fund are  redeemed  within six years after the end of the calendar month in which a purchase order was accepted, a CDSC will be charged by calculating  the  appropriate  percentage  on the NAV at the time of purchase or sale, whichever is lower. The CDSC will be deducted from the redemption proceeds otherwise  payable to the shareholder and retained by the Distributor.  Proceeds from the CDSC  are paid to the  Distributor  and are used in whole or in part to defray the  Distributor's  expenses  related to  providing  distribution-related services to the Fund in  connection  with the sale of Class B shares,  including the payment of compensation to broker-dealers.

                                                                CDSC
                                                                ----
                PURCHASE-TO-SALE PERIOD

                1Year or less..............................     5.00%
                Year 2.....................................     4.00%
                Years 3 and 4..............................     3.00%
                Year 5.....................................     2.00%
                Year 6.....................................     1.00%
                Over 6 years...............................     None

CONVERSION OF CLASS B SHARES. Class B shares will automatically convert to Class
A shares of a Fund eight years after the  calendar  month in which the  purchase order for Class B shares was  accepted,  on the basis of the  relative net asset values of the two  classes and subject to the  following  terms.  Class B shares acquired  through the reinvestment of dividends and  distributions  ("reinvested
Class B shares")  will be converted  to Class A shares on a pro-rata  basis only
when  Class  B  shares  not  acquired  through   reinvestment  of  dividends  or
distributions  ("purchased  Class B  shares")  are  converted.  The  portion  of reinvested  Class B shares to be converted  will be determined by the ratio that the purchased Class B shares eligible for conversion bear to the total amount of the purchased  Class shares in the  shareholder's  account.  For the purposes of calculating the holding period, reinvested Class B shares will be deemed to have been issued on the date on which the issuance of Class B shares occurred.

This  conversion  to Class A shares will  relieve  Class B shares that have been outstanding  for at least  eight  years (a  period  of time  sufficient  for the
Distributor to have been compensated for  distribution  expenses related to such
Class B shares) from the higher ongoing distribution fee paid by Class B shares.

Conversion of Class B shares to Class A shares is contingent on a  determination that such  conversion  does not  constitute a taxable event for the  shareholder under the Code.  If such  determination  is no longer  available,  conversion of
Class B shares to Class A shares would have to be suspended,  and Class B shares would continue to be subject to the Class B distribution fee until redeemed.

                             CLASS C SHARE PURCHASES

Class C shares are sold at the net asset value next determined  after receipt of an investor's purchase order, with a maximum purchase order of $500,000. Class C shares are not subject to an initial  sales  charge but may be subject to a CDSC upon redemption. Dealers will receive from the Distributor a fee of 1.00% of the gross  proceeds from the sale at the time of  settlement.  Class C shares do not convert into any other class of shares.


If Class C shares of a Fund are  redeemed  within  one year after the end of the calendar month in which a purchase order was accepted, a 1% CDSC will be charged by  calculating  a  percentage  on the NAV at the  time  of  purchase  or  sale, whichever  is lower.  The CDSC will be  deducted  from the  redemption  proceeds otherwise  payable to the shareholder and retained by the Distributor.  Proceeds from the CDSC  are paid to the  Distributor  and are used in whole or in part to defray the  Distributor's  expenses  related to  providing  distribution-related services to the Fund in  connection  with the sale of Class C shares,  including the payment of compensation to broker-dealers.

                              EXEMPTIONS FROM CDSC

No CDSC will be imposed  on Class A, Class B or Class C shares in the  following instances:

     (a)  redemptions of shares or amounts  representing  increases in the value of an account above the net cost of the investment due to increases in the net asset value per share;

     (b)  redemptions  of  shares  acquired  through   reinvestment  of  income,
          dividends or capital gains distributions;

     (c)  redemptions of Class A shares purchased in the amount of $1 million or more and held for more than 24 months or Class B shares  held for more than six years from the end of the calendar  month in which the shares were  purchased or Class C shares held for more than one year from the calendar month in which the shares were purchased.

The CDSC  will not  apply to  purchases  of Class A shares  at net  asset  value described  under  "Waivers of Sales Charge" in the prospectus and will be waived for redemptions of Class A, Class B and Class C shares in connection with:

     o    distributions  to  participants  or  beneficiaries  of plans qualified under Section 401(a) of the Code or from custodial accounts under Code
          Section 403(b)(7),  individual  retirement accounts under Code Section
          408(a),  deferred  compensation plans under Code Section 457 and other employee benefit plans ("plans");

     o    withdrawals  under an  automatic  withdrawal  plan  where  the  annual withdrawal  does not exceed 10% of the  opening  value of the  account
          (only for Class B and Class C shares); and

     o    redemptions following the death or disability of a shareholder.

In  determining  whether  the  CDSC on Class  A,  Class B or  Class C shares  is payable,  it is assumed that shares not subject to a CDSC are redeemed first and that other shares are then redeemed in the order purchased.

                              REDEMPTION OF SHARES

Investors  in the  Funds  may  redeem  shares  on any day the Funds are open for business  --  normally  when  the NYSE is open -- using  the  proper  procedures described  below. See "Net Asset Value" for a list of the days on which the NYSE will be closed.

1.   Through the Distributor or Other  Participating  Dealers.  If an investor's account has been established by the Distributor or a participating  dealer, the investor should contact the  Distributor or its account  executive at a participating  dealer to assist the investor with the redemption.  Requests received by a dealer  before the close of the NYSE and  transmitted  to the transfer  agent by its close of business  that day will  receive that day's net asset value per share.


2.   Regular Redemption Through Transfer Agent. Redemption requests sent by mail to the transfer  agent will receive the net asset value of the shares being redeemed  that is next  determined  after the  request is received in "good form."  "Good  form"  means that the request is signed in the name in which the account is  registered  and the  signature is guaranteed by a guarantor who participates in the medallion  signature  guarantee  program.  Eligible guarantors include member firms of a national securities exchange,  certain banks and  savings  associations  and,  credit  unions,  as  defined by the
     Federal Deposit  Insurance Act. An investor should verify with the transfer agent that the  institution is an acceptable  (eligible)  guarantor  before signing.  The  transfer  agent  reserves  the right to  request  additional confirmation  from  guarantor  institutions,  on a case by case  basis,  to establish eligibility.  A GUARANTEE FROM A NOTARY PUBLIC IS NOT ACCEPTABLE.
     Redemption  requests for $50,000 or less  (whether  written or  telephonic)
     which are payable to the registered owner to the legal address of record do not require an  additional  medallion  signature  guarantee  at the time of redemption.

3.   Redemption  by Telephone.  Unless an investor has elected  otherwise on its new account application,  redemption requests may be made by telephone with the transfer  agent for amounts of $50,000.  The investor or its  financial professional can sell shares of the Fund by calling 1-800-462-2392.  Please press 1 and follow  the  automated  menu to speak  with a customer  service representative  of the Fund.  A check will be mailed to the investor on the following business day.

Redemption requests by a corporation, trust fiduciary, executor or administrator
(if the name and title of the  individual(s)  authorizing such redemption is not shown  in the  account  registration)  must  be  accompanied  by a  copy  of the corporate  resolution or other legal  documentation  appointing  the  authorized individual,  signed and  certified  within the prior 60 days.  The  investor may obtain  from  the  Distributor,  the  Fund  or  the  transfer  agent,  forms  of resolutions and other  documentation which have been prepared in advance to help shareholders comply with the Funds' procedures.

The  Distributor  does  not  charge  for its  services  in  connection  with the redemption of Fund shares, but upon prior notice may charge for such services in the future.  Other  securities  firms may charge  their  clients a fee for their services in effecting redemptions of shares of the Funds.

TERMS OF REDEMPTIONS.  The amount of your  redemption  proceeds will be based on the net asset value per share next computed after the  Distributor,  the Fund or the transfer agent receives the redemption  request in proper form.  Payment for the redemption  normally will be mailed to the  shareholder,  except as provided below. A shareholder's redemption proceeds, reduced by any applicable CDSC, will normally be mailed or wired the day after the  redemption is  processed.  If the shareholder purchased shares by check, the payment of redemption proceeds may be delayed  until the purchase  check has  cleared,  which may take fifteen or more days.  This  potential  delay can be avoided by  purchasing  shares with federal funds or a certified check.

Beneficial  owners of shares held of record in the name of the  Distributor or a participating  dealer may redeem their shares only through that firm.  The right of redemption  may be suspended or the date of payment  postponed  under certain emergency or  extraordinary  situations,  such as  suspension  of trading on the
NYSE,  or when trading in the markets a Fund  normally  uses is restricted or an emergency exists, as determined by the Commission,  so that disposal of a Fund's assets or determination of its net asset value is not reasonably practicable, or for such other periods as the Commission by order may permit.

Each Fund reserves the right to redeem a  shareholder's  account if its value is
less  than  $2,500  ($10,000  for  Burnham   Long/Short   Equity  Fund)  due  to
redemptions.  The  affected  Fund will give the  shareholder  60 days' notice to increase the account value to the minimum purchase amount.  Redemption  proceeds will be mailed in accordance with the procedures described above.

REDEMPTIONS IN KIND.  Although the Funds would not normally do so, each Fund has the right to pay the redemption  price of shares of the Fund in whole or in part in portfolio  securities,  as prescribed by the Trustees.  When the  shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.  The Funds will value securities  distributed in an in kind redemption at the same value as is used in determining NAV.

SHORT-TERM  REDEMPTION  FEE.  Burnham Fund,  Burnham  Financial  Services  Fund,
Burnham Financial  Industries Fund,  Burnham  Long/Short Equity Fund and Burnham
Small Cap Value Fund charge a 2.00%  short-term  redemption fee on proceeds from shares  redeemed  (either by selling or exchanging  into another Fund) within 30 days after  purchase.  This fee will  compensate  the relevant Fund for expenses directly  related to the  redemption  of Fund  shares.  These  expenses  include brokerage costs,  charges for credit lines and other  redemption  related costs.
The short-term  redemption fee is withheld from gross redemption proceeds and is paid to the Fund.  This fee is not a  deferred  sales  charge and is not a sales commission.

The short-term redemption fee does not apply to transactions involving:

-  Shares acquired through reinvestment of dividends and other distributions;

-  Shares converted from another share class of the same fund (in which case the redemption fee period will carry over to the acquired shares);

-  Shares of a Fund in an account that is closed by the Fund because it fails to
   meet  the   Fund's   minimum   balance   requirements   and   other   similar
   non-discretionary  transactions  (E.G.,  in  connection  with  fund  mergers, acquisitions or liquidations); and

-  Certain automated or pre-established  exchange, asset allocation,  systematic purchase exchange or redemptions, or dollar cost averaging programs.

Each Fund reserves the right, in its sole discretion, to impose (or not to impose) the short-term redemption fee to shares held through certain omnibus accounts (E.G., brokers, retirement plans and variable insurance products). The
Fund will make this determination after considering, among other things, the
Fund's costs of processing redemptions from these accounts and the ability of the omnibus account to systematically assess the redemption fee at the individual account level. A shareholder should consult with its retirement plan administrator or omnibus account representative to determine whether the redemption fee is applicable to the shareholder's shares.

The Funds will, upon written request, waive the redemption fee in the following circumstances (and may waive the redemption fee under other circumstances):

- Any shareholder's death or disability;

- Minimum required distributions from retirement accounts;
- Return of excess contributions in retirement accounts; and
- Redemptions resulting in the settlement of an estate due to the death of the shareholder.

The Funds will use the first-in,  first-out  method to determine a shareholder's holding  period.  Under this method,  the date of redemption or exchange will be compared with the earliest  purchase  date of shares held in an account.  If the holding  period  is less than 30 days,  the  short-term  redemption  fee will be assessed on the NAV of those shares  calculated  at the time the  redemption  is effected.

                    REINSTATEMENT PRIVILEGE (CLASS A SHARES)

A  shareholder  of Class A  shares  who has  redeemed  such  shares  and has not previously exercised the reinstatement privilege may reinvest any portion or all of the redemption proceeds in Class A shares at net asset value (without a sales charge),  provided that such reinstatement occurs within 120 calendar days after such redemption and the account meets the minimum account size requirement. This privilege may be modified or terminated at any time by the Funds.

In order to use this privilege, the shareholder must clearly indicate by written request to the applicable  Fund that the purchase  represents a reinvestment  of proceeds  from  previously  redeemed  Class A,  Class B or Class C shares.  If a shareholder  realizes a gain on a redemption of shares, this gain is taxable for federal  income tax purposes even if all of such proceeds are  reinvested.  If a shareholder incurs a loss on a redemption and reinvests the proceeds in the same
Fund, part or all of such loss may not be deductible for such tax purposes.

THE  REINSTATEMENT  PRIVILEGE  MAY  BE  USED  BY  EACH  SHAREHOLDER  ONLY  ONCE,
REGARDLESS  OF THE  NUMBER OF  SHARES  REDEEMED  OR  REPURCHASED.  However,  the
privilege may be used without limit in connection with transactions for the sole purpose  of  transferring  a  shareholder's  interest  in a  Fund  to his or her
Individual Retirement Account or other tax-qualified retirement plan account.

PURCHASES,   REDEMPTIONS  OR  EXCHANGES  THROUGH  AUTHORIZED  BROKER-DEALERS  OR
INVESTMENT  PROFESSIONALS.  Dealers may charge their  customers a processing  or service fee in connection  with the purchase or  redemption of Fund shares.  The amount  and  applicability  of such a fee is  determined  and  disclosed  to its customers by each  individual  dealer.  Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the prospectus and this Statement of Additional  Information.  Your dealer will  provide  you with  specific  information  about any  processing  or service fees that you may be charged.

                                 NET ASSET VALUE

Each Fund  determines its NAV per share of each class on each business day as of the close of regular trading  (generally 4:00 p.m.  Eastern time) on the NYSE by dividing the Fund's net assets  attributable  to that class by the number of its shares of that class outstanding. If the NYSE closes early, the Funds accelerate the  determination  of NAV to the closing time. For purposes of calculating  the
NAV of Fund  shares,  the Funds use the  following  procedures.  For purposes of determining  NAV,  expenses of the classes of a Fund are accrued daily and taken into account. Each Fund's maximum offering price per Class A share is determined by adding the maximum sales charge to the NAV per Class A share.  Class C shares are offered at NAV without the  imposition  of an initial  sales charge (Class B and Class C shares may be subject to a CDSC). The Funds value equity  securities traded on a national  exchange at their last sale price on the day of valuation.
The Funds  value  equity  securities  traded on the NASDAQ  Stock  Market at the
NASDAQ Official Closing Price.  The Funds generally value equity  securities for which no sales are reported or there is no closing price on a valuation day, and securities traded over-the-counter, at the last available bid price.

The Funds  value  debt  securities  on the basis of  valuations  furnished  by a principal market maker or a pricing service, both of which generally rely either on the latest bid and asked price or on electronic  data  processing  techniques
(matrix  pricing)  to value  normal  institutional  size  trading  units of debt securities without exclusive reliance upon quoted prices.

The Funds value short-term debt instruments that have a remaining maturity of 60 days or less at the time of  purchase  at  amortized  cost,  which  approximates market value.

If market quotations or official closing prices are not readily available or if,
in  the  opinion  of  the  Adviser,   any  quotation  or  market  price  is  not
representative  of true market value,  the Funds may determine the fair value of any  security  in good  faith in  accordance  with  procedures  approved  by the
Trustees.

The Funds value foreign securities,  if any, on the basis of quotations from the primary market in which they are traded. The Funds' custodian  translates assets or liabilities expressed in foreign currencies into U.S. dollars based on London currency  quotations as of 5:00 p.m., London time (12:00 noon,  Eastern time) on the date of determining a Fund's NAV. If quotations  are not readily  available, or the  value of  foreign  securities  has been  materially  affected  by events occurring  after the  closing  of a foreign  market,  the Funds may value  their assets by a method that the Trustees believe accurately reflects fair value.

The use of fair  value  pricing  by a Fund may cause the net asset  value of its shares to differ  from the net asset value that would be  calculated  using only market prices. Arbitrage opportunities may exist in certain circumstances,  such as when  trading in a portfolio  security  held by a Fund is halted and does not resume  before the Fund  calculates  its NAV or when an event  occurs  after the closing of a foreign  exchange that  materially  affects the value of a security held by a Fund before the Fund calculates its NAV. These arbitrage opportunities may enable  short-term  traders to dilute the NAV of long-term  investors.  Fair valuation  of a  Fund's  portfolio  securities  can  serve to  reduce  arbitrage opportunities  available to short-term  traders,  but there is no assurance that fair value  pricing  will  prevent  dilution  of any  Fund's  NAV by  short-term traders.  While the Funds have policies regarding  excessive trading,  these too may not be effective to prevent short-term NAV arbitrage  trading,  particularly in regard to omnibus accounts.

Burnham U.S.  Government  Money Market Fund  generally  uses the amortized  cost valuation  method of valuing  portfolio  securities.  Under the  amortized  cost method,  assets are valued by constantly amortizing over the remaining life of a security the  difference  between the  principal  amount due at maturity and the cost of the security to a Fund.  The Trustees  will from time to time review the extent of any deviation between the amortized cost value of the Fund's portfolio and  the  portfolio's  NAV  as  determined  on the  basis  of  available  market quotations.  If any deviation occurs that may result in unfairness either to new investors or existing shareholders, the Trustees will take such actions, if any, as they deem  appropriate  to eliminate or reduce this  unfairness to the extent reasonably  practicable.  These actions may include selling portfolio securities before  maturity  to realize  gains or losses or to shorten  the Fund's  average portfolio maturity,  withholding  dividends,  splitting,  combining or otherwise recapitalizing  outstanding  shares  or using  available  market  quotations  to determine NAV per share.

On any day an  international  market is closed and the NYSE is open, any foreign securities  will be valued at the  prior  day's  close  with the  current  day's exchange  rate.  Trading of foreign  securities  may take place on Saturdays and
U.S. business holidays on which a Fund's NAV is not calculated.  Consequently, a
Fund's  portfolio  securities may trade and the NAV of that Fund's shares may be significantly affected on days when a shareholder has no access to that Fund.

The NYSE is closed on the  following  holidays:  New Year's Day,  Martin  Luther
King, Jr. Day,  Presidents  Day, Good Friday,  Memorial Day,  Independence  Day,
Labor Day, Thanksgiving Day and Christmas Day.

                                      TAXES

Each series of the Trust,  including each Fund, is treated as a separate  entity for U.S. federal income tax purposes. Each Fund has elected, has qualified,  and intends to continue to qualify for each taxable year, as a "regulated investment company"  under  Subchapter M of the Code. As such,  each Fund intends to comply with the  requirements  of the Code  regarding  the sources of its  income,  the timing of its distributions, and the diversification of its assets. If each Fund meets  all such  requirements,  each Fund will not be  subject  to U.S.  federal income tax on its investment  company  taxable income and net capital gain which is  distributed  to  shareholders  in  accordance  with  the  timing  and  other requirements  of the Code.  If a Fund did not qualify as a regulated  investment company,  it would be treated  as a U.S.  corporation  subject  to U.S.  federal income  tax,  thereby  subjecting  any  income  earned by the Fund to tax at the corporate  level,  and when such income is  distributed  to a further tax at the shareholder level.

Each Fund will be subject to a 4%  non-deductible  U.S.  federal excise tax on a portion of its  undistributed  ordinary  income and capital gains if it fails to meet certain distribution  requirements with respect to each calendar year. Each
Fund intends under normal  circumstances to seek to avoid liability for such tax by satisfying such distribution requirements.

In order to qualify as a regulated  investment company under the Code, each Fund must,  among other things,  (i) derive at least 90% of its gross income for each taxable year from  dividends,  interest,  payments  with  respect to  securities loans, gains from the sale or other disposition of stock,  securities or foreign currencies,  or other income (including gains from options,  futures and forward contracts)  derived  with  respect to its  business of  investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the "90%
income  test")  and (ii)  diversify  its  holdings  so that,  at the end of each quarter of each taxable year:  (a) at least 50% of the value of the Fund's total assets is represented by (1) cash and cash items,  U.S.  Government  securities, securities of other regulated  investment  companies,  and (2) other securities, with such other securities  limited,  in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and to not more than
10% of the  outstanding  voting  securities of such issuer and (b) not more than
25% of the value of the Fund's  total  assets is invested in (1) the  securities
(other  than  U.S.  Government  securities  and  securities  of other  regulated investment  companies)  of any  one  issuer,  (2)  the  securities  (other  than securities of other regulated investment  companies) of two or more issuers that the Fund controls and that are engaged in the same,  similar,  or related trades or businesses,  or (3) the securities of one or more qualified  publicly  traded partnerships.  For the purposes of the 90% income test,  the character of income earned by  certain  entities  in which a Fund  invests  that are not  treated as
corporations   (E.G.,   partnerships   (other  than  qualified  publicly  traded
partnerships)  or trusts) for U.S.  federal  income tax purposes will  generally pass  through to such Fund.  Consequently,  a Fund may be  required to limit its equity investments in such entities that earn fee income, rental income or other nonqualifying income.


If a Fund qualifies as a regulated  investment company and properly  distributes to its shareholders each taxable year an amount equal to or exceeding the sum of
(i) 90% of its  "investment  company  taxable income" as that term is defined in the Code (which includes, among other things,  dividends,  taxable interest, and the  excess of any net  short-term  capital  gains  over net  long-term  capital losses,  as  reduced  by  certain  deductible  expenses)  without  regard to the deduction for dividends paid and (ii) 90% of the excess of its gross  tax-exempt interest, if any, over certain disallowed deductions, the Fund generally will be relieved of U.S.  federal  income tax on any income of the Fund,  including "net capital  gain" (the excess of net  long-term  capital  gain over net  short-term capital  loss),  distributed  to  shareholders.  However,  if a Fund  meets such distribution requirements,  but chooses to retain some portion of its investment company taxable income or net capital gain, it generally will be subject to U.S.
federal income tax at regular corporate rates on the amount retained.  Each Fund intends  to  distribute  at  least  annually  all  or  substantially  all of its investment  company taxable  income,  net tax-exempt  interest,  and net capital gain.

For U.S. federal income tax purposes, all dividends are taxable to a shareholder whether paid in cash or in shares.  Dividends from  investment  company  taxable income are taxable either as ordinary  income or, if so designated by a Fund and certain other  conditions  are met, as "qualified  dividend  income"  taxable to individual shareholders at a maximum 15% U.S. federal income tax rate. Dividends distributed  by Burnham  U.S.  Government  Money Market Fund are not expected to qualify for treatment as qualified  dividend income.  Dividends from net capital gain, if any, are taxable to a Fund's  shareholders  as long-term  capital gains for U.S.  federal  income tax  purposes  without  regard to the length of time a shareholder has held shares of the Fund.

Dividend  income  distributed  to individual  shareholders  will qualify for the maximum 15% U.S.  federal  income tax rate on  dividends to the extent that such dividends  are  attributable  to  "qualified  dividend  income," as that term is defined in Section  1(h)(11)(B) of the Code, from a Fund's investments in common and preferred  stock of U.S.  companies and stock of certain  qualified  foreign corporations,  provided that certain holding period and other  requirements  are met by both the Fund and the shareholders.

A foreign corporation generally is treated as a qualified foreign corporation if it is  incorporated  in a possession  of the United States or it is eligible for the benefits of certain  income tax treaties with the United  States.  A foreign corporation that does not meet such  requirements  will be treated as qualifying with  respect to  dividends  paid by it if the stock  with  respect to which the dividends are paid is readily  tradable on an established  securities  market in the  United  States.  Dividends  received  by  the  fund  from  passive  foreign investment  companies  will not qualify for the maximum 15% U.S.  federal income tax rate.

A dividend that is attributable  to qualified  dividend income of a Fund that is paid by the Fund to an individual  shareholder  will not be taxable as qualified dividend income to such shareholder if (1) the dividend is received with respect to any share of the Fund held for fewer than 61 days during the  121-day  period beginning  on the date  which is 60 days  before  the date on which  such  share became  ex-dividend  with respect to such  dividend,  (2) to the extent that the shareholder  is  under  an  obligation  (whether  pursuant  to a  short  sale or otherwise) to make related  payments with respect to positions in  substantially similar or related property,  or (3) the shareholder elects to have the dividend treated as investment  income for purposes of the limitation on deductibility of investment interest.

Capital  gain  dividends  distributed  by  a  Fund  to  individual  shareholders generally  will  qualify  for the maximum  15% U.S.  federal  income tax rate on long-term capital gains,  subject to certain limited  exceptions.  A shareholder should also be aware that the benefits of the favorable  tax rate  applicable to long-term  capital  gains and qualified  dividend  income may be impacted by the application of the  alternative  minimum tax to individual  shareholders.  Under current law, the maximum 15% U.S. federal income tax rate on qualified  dividend income  and  long-term  capital  gains  will  cease to apply  to  taxable  years beginning after December 31, 2010.

Distributions  by a Fund in excess of its current and  accumulated  earnings and profits  will be  treated  as a  return  of  capital  to the  extent  of (and in reduction of) the  shareholder's  tax basis in its shares and any such amount in excess  of that  basis  will be  treated  as gain  from the sale of  shares,  as discussed below. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

Any  dividend  declared by a Fund as of a record  date in  October,  November or
December and paid the following  January will be treated for U.S. federal income tax purposes as received by  shareholders on December 31 of the year in which it is declared. In addition,  certain other distributions made after the close of a taxable  year of a Fund may be  "spilled  back" and  treated as paid by the Fund
(except for  purposes of the 4% excise tax) during such  taxable  year.  In such case,  shareholders  generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.

Each Fund will not  distribute  net  capital  gains  realized in any year to the extent that a capital  loss is carried  forward  from prior years  against  such gain. For U.S. federal income tax purposes, a Fund is permitted to carry forward a net  capital  loss in any year to offset its own net  capital  gains,  if any, during the eight years following the year of the loss. To the extent  subsequent net  capital  gains are  offset by such  losses,  they  would not result in U.S.
federal  income  tax  liability  to a Fund  and,  as noted  above,  would not be distributed to shareholders.

A  Fund's  investment  in debt  obligations  that  are at risk of or in  default presents  special tax issues for the applicable Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest,  original issue discount,  or market discount;  when and to what extent  deductions may be
taken  for  bad  debts  or  worthless  securities;   how  payments  received  on
obligations in default  should be allocated  between  principal and income;  and whether  exchanges of debt  obligations in a workout context are taxable.  These and other issues will be  addressed  by a Fund,  in the event that it invests in such  securities,  in order to seek to  ensure  that it  distributes  sufficient income to  preserve  its status as a regulated  investment  company and does not become subject to U.S. federal income or excise tax.

Each  Fund  that  invests  in  certain  pay-in-kind   securities,   zero  coupon
securities,  deferred interest securities, or, in general, other securities with original  issue  discount  (or with market  discount if a Fund elects to include market discount in income currently), must accrue income on such investments for each  taxable  year,  which  generally  will  be  prior  to the  receipt  of the corresponding cash payments. However, a Fund must distribute, at least annually, all  or  substantially  all  of  its  net  income,  including  such  income,  to shareholders  to qualify as a regulated  investment  company  under the Code and avoid  U.S.  federal  income  and excise  taxes.  Therefore,  a Fund may have to dispose of its  portfolio  securities  under  disadvantageous  circumstances  to generate  cash,  or may have to leverage  itself by borrowing the cash, to allow satisfaction of the distribution requirements.

Foreign  exchange gains and losses realized by a Fund in connection with certain transactions  involving foreign  currency-denominated  debt securities,  certain futures  contracts and options  relating to foreign  currency,  foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code. Section 988 generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount,  timing and character of Fund  distributions to shareholders.
Under  Treasury  regulations  that may be  promulgated  in the future,  any such transactions  that are not directly  related to a Fund's  principal  business of investing in stock or securities (or its options  contracts or futures contracts with respect to stock or  securities)  may have to be limited in order to enable the Fund to satisfy the 90% income test. If the net foreign  exchange loss for a year were to exceed a Fund's  investment  company taxable income  (computed with regard to such loss),  the  resulting  ordinary  loss for such year would not be deductible by the Fund or its shareholders in future years.

Options  written or purchased  and futures  contracts  entered into by a Fund on certain securities,  indices and foreign currencies,  as well as certain forward foreign currency  contracts,  may cause a Fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised,  or such futures or forward  contracts may not have been performed or closed  out.  The tax rules  applicable  to these  contracts  may  affect the characterization  of  some  capital  gains  and  losses  realized  by a Fund  as long-term or short-term. Certain options, futures and forward contracts relating to foreign  currency  may be subject to Section  988, as  described  above,  and accordingly  may produce  ordinary income or loss.  Additionally,  a Fund may be required to recognize gain if an option,  futures  contract,  forward  contract, short sale, swap or other transaction that is not subject to the  mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position"
held by a Fund under  Section  1259 of the Code.  Any net  mark-to-market  gains and/or gains from constructive  sales may also have to be distributed to satisfy the distribution  requirements  referred to above even though a Fund may receive no  corresponding  cash  amounts,  possibly  requiring the  disposition  of Fund securities or borrowing to obtain the necessary cash. Losses on certain options, futures or forward contracts, swaps and/or offsetting positions (Fund securities or other positions with respect to which a Fund's risk of loss is  substantially diminished by one or more  options,  futures or forward  contracts)  may also be deferred  under the tax  straddle  rules of the Code,  which may also affect the characterization  of capital gains or losses from straddle positions and certain successor  positions as long-term or  short-term.  Certain tax  elections may be available that would enable a Fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward  contracts,  swaps and  straddles  may  affect  the  amount,  timing and
character  of  the  Fund's   income  and  gains  or  losses  and  hence  of  its
distributions to shareholders.


In some  countries,  restrictions  on  repatriation  may  make it  difficult  or impossible  for a Fund to obtain cash  corresponding  to its earnings  from such countries, which may cause a Fund to have difficulty obtaining cash necessary to satisfy tax distribution requirements.

Each Fund other than Burnham U.S. Government Money Market Fund may be subject to withholding  and other taxes imposed by foreign  countries,  including  taxes on interest,  dividends and capital gains,  with respect to its investments in such countries.  Tax conventions between certain countries and the U.S. may reduce or eliminate  such taxes in some  cases.  Investors  in a Fund would be entitled to claim U.S. foreign tax credits or deductions with respect to such taxes, subject to certain  holding period  requirements  and other  provisions and  limitations contained  in the Code,  only if more  than 50% of the  value of the  applicable
Fund's total assets at the close of the taxable year were to consist of stock or securities  of foreign  corporations  and the Fund were to file an election with the Internal Revenue Service. Because the investments of the Funds are such that each  Fund  expects  that it  generally  will  not meet  this  50%  requirement, shareholders  of each Fund  generally  will not  directly  take into account the foreign taxes, if any, paid by that Fund and will not be entitled to any related tax deductions or credits.  Such taxes will reduce the amounts these Funds would otherwise have available to distribute.  A Fund generally may deduct any foreign taxes that are not passed  through to its  shareholders  in computing its income
available  for   distribution  to   shareholders   to  satisfy   applicable  tax
distribution requirements.

If a Fund acquires any equity interest  (including,  under Treasury  regulations that may be  promulgated  in the future,  an option to acquire  stock such as is inherent in a convertible bond) in certain foreign  corporations that receive at least 75% of their annual gross income from passive  sources  (such as interest, dividends,  certain rents and royalties, or capital gains) or that hold at least
50% of their  assets in  investments  producing  such passive  income  ("passive foreign investment companies"), the Fund could be subject to U.S. federal income tax and  additional  interest  charges on  "excess  distributions"  actually  or constructively received from such companies or on gain from the sale of stock in such  companies,  even  if all  income  or  gain  actually  realized  is  timely distributed  by a Fund to its  shareholders.  The Fund would not be able to pass through to their  shareholders any credit or deduction for such a tax. Elections may generally be available to ameliorate these adverse tax consequences, but any such  elections  could  require  the Fund to  recognize  taxable  income or gain
(subject to tax  distribution  requirements)  without the concurrent  receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary  income.  The Funds (other than Burnham U.S.  Government Money
Market Fund,  which is not permitted to acquire  foreign stock) may limit and/or manage  stock  holdings,  if any, in passive  foreign  investment  companies  to
minimize   each  Fund's  tax   liability  or  maximize  its  return  from  these
investments.

Dividends received by a Fund, if any, from U.S. domestic corporations in respect of any share of the stock of such  corporations  with a tax holding period of at least 46 days (91 days in the case of certain preferred stock), extending before and after each  dividend held in an  unleveraged  position and  distributed  and designated  by the Fund  (except  for capital  gain  dividends  received  from a regulated  investment  company) may be eligible for the 70%  dividends  received deduction  generally  available  to a  corporation  under  the  Code.  Corporate shareholders must meet the minimum holding period requirements referred to above with respect to their  shares of the  applicable  Fund,  taking into account any holding  period  reductions  from  certain  hedging  or  other  transactions  or positions that diminish their risk of loss with respect to Fund shares, in order to qualify for the deduction  and, if they borrow to acquire or otherwise  incur debt attributable to such shares,  they may be denied a portion of the dividends received  deduction.  The entire  qualifying  dividend,  including the otherwise deductible  amount,  will be  included in  determining  the excess (if any) of a corporate  shareholder's  adjusted current earnings over its alternative minimum taxable  income,  which may  increase  its  alternative  minimum tax  liability.
Additionally, any corporate shareholder should consult its tax adviser regarding the  possibility  that its basis in its Fund  shares  may be  reduced,  for U.S.
federal income tax purposes,  by reason of  "extraordinary  dividends"  received with respect to the shares, and, to the extent such basis would be reduced below zero, current recognition of income would be required.

At the time of an  investor's  purchase  of Fund  shares  (other  than shares of
Burnham U.S.  Government Money Market Fund), a portion of the purchase price may be  attributable  to  undistributed  net  investment  income and/or  realized or unrealized  appreciation  in  the  Fund's  portfolio.  Consequently,  subsequent distributions  by a Fund with  respect to such shares  from such  income  and/or appreciation  may be taxable to such investor even if the net asset value of the investor's  shares  is,  as a result  of the  distributions,  reduced  below the investor's cost for such shares, and the distributions  economically represent a return of a portion of the purchase price.

Upon a  redemption  (including  a  systematic  withdrawal),  exchange  or  other disposition  of shares of a Fund in a transaction  that is treated as a sale for tax  purposes,  a shareholder  that is subject to tax  generally  will realize a taxable gain or loss on the difference  between the redemption  proceeds and the shareholder's tax basis in his shares.  Generally, no gain or loss should result upon a  redemption  of shares of Burnham  U.S.  Government  Money  Market  Fund, provided that it maintains a constant net asset value per share. With respect to the other Funds,  such gain or loss will generally be treated as capital gain or loss if the shares  are  capital  assets in the  shareholder's  hands.  Any loss realized by a shareholder upon the redemption,  exchange or other disposition of shares  with a tax  holding  period of six  months or less will be  treated as a long-term  capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.  Shareholders should consult their own tax advisers  regarding their  particular  circumstances  to determine whether a  disposition  of Fund  shares is  properly  treated  as a sale for tax purposes, as is assumed in the foregoing discussion.

In addition,  if Class A shares, Class B shares or Class C shares that have been held for less than 91 days, (1) are redeemed and reinvested in Class A shares of a Fund at net asset value pursuant to the reinstatement  privilege, or (2) Class
A shares are  exchanged  for Class A shares in another  Fund at net asset  value pursuant to the exchange privilege, all or a portion of the sales charge paid on the shares  that are  redeemed  or  exchanged  will not be included in their tax basis of such  shares  under the Code,  to the extent a sales  charge that would otherwise apply to the shares received is reduced pursuant to the  reinstatement or exchange  privilege.  In either  case,  the  portion of the sales  charge not included in the tax basis of the shares  redeemed or  surrendered in an exchange is  included  in the tax basis of the shares  acquired  in the  reinvestment  or exchange.

Any  loss  realized  on a  redemption  or other  disposition  of  shares  may be disallowed  under  "wash  sale"  rules to the extent the shares  disposed of are replaced with other  investments in the Fund  (including  those made pursuant to reinvestment of dividends and/or capital gain distributions)  within a period of
61 days  beginning 30 days before and ending 30 days after a redemption or other disposition of the shares.  In such a case,  the disallowed  portion of any loss generally  would  be  included  in the U.S.  federal  tax  basis  of the  shares acquired. Withdrawals under the automatic withdrawal plan involve redemptions of shares,  which are  subject  to the tax  rules  described  above.  Additionally, reinvesting  pursuant to the  reinstatement  privilege  does not  eliminate  the possible  recognition of gain or loss upon the initial redemption of Fund shares but may  require  application  of some of these tax rules  (E.G.,  the wash sale rules).

Under Treasury regulations, if a shareholder recognizes a loss with respect to a
Fund's  shares  of $2  million  or more for an  individual  shareholder,  or $10 million or more for a  corporate  shareholder,  in any single  taxable  year (or greater amounts over a combination of years), the shareholder must file with the
IRS a  disclosure  statement  on  Form  8886.  Shareholders  who  own  portfolio securities  directly are in many cases excepted from this reporting  requirement but, under current guidance,  shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be  subject to  substantial  penalties.  The fact that a loss is  reportable under these  regulations  does not affect the legal  determination of whether or not the taxpayer's treatment of the loss is proper.  Shareholders should consult with their tax advisers to determine the  applicability of these  regulations in light of their individual circumstances.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement  distributions and certain prohibited  transactions,  is  accorded  to  accounts  maintained  as  qualified retirement  plans.  Shareholders  should  consult  their tax  advisers  for more information.

The foregoing  discussion relates solely to U.S. federal income tax consequences for shareholders who are U.S. persons (i.e., U.S. citizens or residents and U.S.
corporations,  partnerships,  trusts or  estates)  and who are  subject  to U.S.
federal income tax and hold their shares as capital assets.  The discussion does not address special tax rules  applicable to certain classes of investors,  such as tax-exempt or tax-deferred plans, accounts or entities,  insurance companies,
securities  dealers  and  financial   institutions.   Dividends,   capital  gain
distributions,  and ownership of or gains realized on the redemption  (including an  exchange)  of Fund  shares may also be subject to state and local  taxes.  A state  income  (and  possibly  local  income  and/or  intangible  property)  tax exemption is generally  available to the extent, if any, a Fund's  distributions are derived from interest on (or, in the case of intangible  property taxes, the value of its assets is attributable  to) investments in certain U.S.  Government obligations,  provided in some states that  certain  thresholds  for holdings of such  obligations  and/or  reporting  requirements  are satisfied.  Shareholders should consult their tax advisers regarding the applicable requirements in their particular  states, as well as the U.S.  federal,  and any other state or local, tax consequences of ownership of shares of, and receipt of distributions from, a
Fund in their particular circumstances.


Shareholders  may be subject to 28% backup  withholding on reportable  payments, including  dividends,  capital gain  distributions,  and,  except in the case of
Burnham U.S.  Government  Money Market Fund,  the proceeds of  redemptions  (and exchanges)  of  shares,  if they fail to furnish  the Funds  with their  correct
taxpayer   identification  number  and  certain   certifications.   A  Fund  may
nevertheless  be required  to  withhold if it receives  notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

Non-U.S.  investors  may  be  subject  to  different  U.S.  federal  income  tax treatment. These investors may be subject to a nonresident alien withholding tax at the rate of 30% (or a lower rate under an  applicable  tax treaty) on amounts treated as ordinary  dividends from a Fund (other than certain dividends derived from  short-term  capital  gains and qualified  interest  income of the Fund for taxable  years of the Fund  commencing  after  December  31,  2004 and  prior to
January 1, 2008,  provided that the Fund chooses to make a specific  designation relating to such  dividends)  and,  unless an effective IRS Form W-8BEN or other authorized withholding certificate is on file, to backup withholding at the rate of 28% on certain other payments from the Fund.. None of the Funds expects to be a "U.S. real property  holding  corporation" as defined in section  897(c)(2) of the Code or to be  subject  to  look-through  rules for  gains  from the sale or exchange of U.S.  real property  interests.  If a Fund were a U.S. real property holding corporation,  certain distributions by the Fund to non-U.S. shareholders would be  subject  to U.S.  federal  withholding  tax at a rate of up to 35% and
non-U.S.  shareholders  owning 5% or more of the Fund within one year of certain distributions  would be  required  to file a U.S.  federal  income tax return to report  such  gains.  Non-U.S.  investors  should  consult  their  tax  advisers regarding such  treatment and the  application of foreign taxes to an investment in the Funds.

The Funds may be subject to state or local taxes in any  jurisdiction  where the
Funds  may be deemed  to be doing  business.  In  addition,  in those  states or localities  which  have  income  tax  laws,  the  treatment  of a Fund  and  its shareholders  under such laws may differ from their treatment under U.S. federal income tax laws,  and an  investment in the Fund may have tax  consequences  for shareholders different from those of a direct investment in the Fund's portfolio securities.  Shareholders should consult their own tax advisers concerning these matters.

                       TRUSTEES AND OFFICERS OF THE TRUST

                              TRUSTEES AND OFFICERS

The direction and supervision of the Trust is the responsibility of the Board of
Trustees.  The Board  establishes  each Fund's policies and oversees and reviews the management of each Fund. The Board meets  regularly to review the activities of the officers, who are responsible for day-to-day operations of the Funds. The
Board also reviews the various services provided by the Adviser, the subadvisers and the Administrator (as defined under  "Administrator"  herein) to ensure that each Fund's general  investment  policies and programs are being carried out and administrative  services  are  being  provided  to the  Funds in a  satisfactory manner.

The Trustees and officers of the Trust, their year of birth, and their principal occupations  during the past five years are set forth below.  Each Trustee shall serve as Trustee until his resignation or termination as provided in the Trust's
Declaration of Trust or until reaching the Trust's mandatory  retirement age for
Trustees  who  are   "non-interested   persons"  as  defined  in  the  1940  Act
("Independent  Trustees") (or any extension granted).  The Board of Trustees may grant extensions of service of up to 12 months to Independent  Trustees who have reached the age of retirement.  Each officer serves at the pleasure of the Board of Trustees or until a successor is elected.  Unless  otherwise  indicated,  the address of each  Trustee  and  officer  for  purposes  of Trust  business is c/o
Burnham Investors Trust,  1325 Avenue of the Americas,  26th Floor, New York, NY
10019.  Unless  otherwise  stated,  each Trustee  oversees six portfolios of the
Trust.

Two of the eight  Trustees are  considered  affiliated or  "interested"  persons under the 1940 Act.  This  category is defined as including any person who is an officer,  director,  or employee of Burnham  Asset  Management  Corp. or Burnham
Securities Inc. (collectively,  the "Burnham Companies"),  as well as anyone who
-- individually or otherwise -- owns,  controls,  or has voting power over 5% or more of the securities of the Burnham Companies or of any of the Funds.  Federal
regulations  require  that  affiliated  persons  make up no more than 50% of any board of trustees.


Although the Trust was formed in 1998,  the dates of service shown below include any time spent as trustee of the Trust's predecessor organization, Burnham Fund,
Inc., which was formed in June of 1975.

Jon M. Burnham and Debra B. Hyman are father and daughter, respectively.


NAME, YEAR OF BIRTH,                    PRINCIPAL OCCUPATION
POSITION WITH TRUST                     DURING THE PAST 5 YEARS                     OTHER DIRECTORSHIPS HELD BY TRUSTEE
--------------------------------------- ------------------------------------------- --------------------------------------------

INDEPENDENT TRUSTEES
JOYCE E. HEINZERLING (1956)             General Counsel, Archery Capital LLC        N/A
Trustee since 2004                      (private investment fund).

SUZANNE D. JAFFE (1943)                 Consultant, SDJ Associates (financial       Director, Axel Johnson Inc. (industrial);
Trustee since 2006                      services).                                  Director, Research Corp. (science grants).

DAVID L. LANDSITTEL (1940)              Certified Public Accountant; Independent    Director, American Express Bank, Ltd.
Trustee since 2004                      Consultant (auditing matters);              (banking);
                                        Secretary and Treasurer, Hydrangea, Ltd.    Director, Molex, Incorporated (manufacturing);
                                        (retail).                                   Director, CPA Endowment Fund of Illinois
                                                                                    (non-profit);
                                                                                    Director, Hydrangea, Ltd. (retail).

JOHN C. MCDONALD (1936)                 President, MBX, Inc.                        Director, Axel Johnson Inc. (industrial).
Trustee since 1989                       (telecommunications).

DONALD B. ROMANS (1931)                 President, Romans & Co. (private            N/A
Trustee since 1975                      investment, financial consulting).

ROBERT F. SHAPIRO (1934)                Vice Chairman and Partner,  Klingenstein,   Director, TJX Companies (retail);
Trustee since 1989                      Fields & Co., LLC (investment               Director, Genaera (research).
                                        management).

INTERESTED TRUSTEES
JON M. BURNHAM (1936)                   Chairman, Chief Executive Officer and       N/A
Chairman, President, Chief  Executive   Director, Burnham Asset Management Corp.
Officer and Trustee since 1986          and Burnham Securities Inc.

GEORGE STARK (1944)                     Senior Managing Director, Burnham           N/A
Trustee since 2002                      Securities Inc., President, CEO, Stark
                                        Capital Management.




PRINCIPAL OFFICERS
MICHAEL E. BARNA (1961)                 Executive Vice President and Assistant      N/A
Executive Vice President, Chief         Secretary, Burnham Asset Management Corp.
Financial Officer and Secretary since
1989

RONALD M. GEFFEN (1952)                 Managing Director, Burnham Asset            N/A
Vice President since 1990               Management Corp. and Burnham Securities
                                        Inc.

PAT A. COLLETTI (1958)                  First Vice President, Burnham Asset         N/A
First  Vice  President  and  Treasurer  Management Corp.; Vice President and
since 2004                              Director, Fund Accounting and
                                        Administration, PFPC, Inc. (1999-2004).

DEBRA B. HYMAN (1961)                   Vice President and Director, Burnham        N/A
Executive Vice President since 1989     Asset Management Corp. and Burnham
                                        Securities Inc.

FRANK A. PASSANTINO (1964)              First Vice President, Burnham Asset         N/A
First Vice President, Assistant         Management Corp. and Burnham Securities
Secretary and Anti-Money Laundering     Inc.
Officer since 1990

THOMAS N. CALABRIA (1968)               Chief Compliance Officer, Burnham Asset     N/A
Chief Compliance Officer since 2006     Management Corp.; Vice President, Burnham
                                        Asset Management Corp. and Burnham
                                        Securities Inc.; Assistant Vice President
                                        and Regulatory Administrator, PFPC, Inc.
                                        (1998-2005).


                                   COMMITTEES

The Board has an Audit Committee  consisting of Mr.  Landsittel,  Mr. Romans and
Mr.  Shapiro,.  All of  the  members  of the  Audit  Committee  are  Independent
Trustees.  The Audit  Committee  reviews  the scope and  results of the  Trust's annual  audit  with the  Trust's  independent  accountants  and  recommends  the engagement  of such  accountants.  The Audit  Committee met two times during the fiscal year ended December 31, 2006.

The Board has a Nominating Committee consisting of Ms. Heinzerling, Mr. McDonald and Mr.  Shapiro,  each an  Independent  Trustee.  The  Nominating  Committee is
responsible for considering  candidates for election to the Board of Trustees in the event a position is vacated or created.  The Nominating  Committee  meets as necessary.  The  Nominating  Committee met one time during the fiscal year ended
December 31, 2006. As long as an existing Independent Trustee continues,  in the opinion  of the  Nominating  Committee,  to  satisfy  certain  criteria  used in evaluating  candidates for independent  trustee,  the Trust anticipates that the
Nominating Committee would favor the re-nomination of an existing Trustee rather than a new candidate. Consequently, while the Nominating Committee will consider
candidates  timely  recommended  by  shareholders  to  serve  as  trustee,   the
Nominating  Committee  may  only  act upon  such  recommendations  if there is a vacancy on the Board or the Nominating  Committee  determines that the selection of a new or  additional  Independent  Trustee  is in the best  interests  of the
Trust. Any recommendation should be submitted in writing to the Secretary of the
Trust,  c/o Burnham Asset Management  Corporation,  1325 Avenue of the Americas,
New York,  New York  10019.  Any  submission  should  include  at a minimum  the
following   information:   As  to  each  individual  proposed  for  election  or
re-election  as  an  Independent  Trustee,  the  name,  age,  business  address, residence address and principal occupation or employment of such individual, the class,  series and number of shares of stock of the Trust that are  beneficially owned by such individual,  the date such shares were acquired and the investment intent of such  acquisition,  whether such shareholder  believes such individual is, or is not, an Independent Trustee, and information regarding such individual
that  is  sufficient,   in  the  discretion  of  the  Committee,  to  make  such
determination,.  In a case where the Trust is holding a meeting of shareholders, any such  submission,  in order to be  considered  for  inclusion in the Trust's proxy  statement,  should be submitted within a reasonable time before the Trust begins to print and mail its proxy statement. In the event that a vacancy arises or a change in Board  membership is determined to be advisable,  the  Nominating
Committee will, in addition to any timely submitted shareholder recommendations, consider candidates identified by other means,  including candidates proposed by members of the Nominating Committee or other Independent Trustees.


The Board has a Valuation  Committee  consisting of Mr. Romans,  Mr. Shapiro and
Ms.  Heinzerling,  each an  Independent  Trustee.  The  Valuation  Committee has
responsibility  for the fair value pricing of any securities  held by the Funds, as necessary.  The  Valuation  Committee of the Trust met once during the fiscal year  ended  December  31,  2006.  The Board and the  Valuation  Committee  have delegated  responsibility  for fair value pricing certain securities held by the
Funds that, in the Board's judgment, are unlikely to have a material effect on a
Fund's NAV, to the Adviser's valuation committee.

The Board has a Dividend Committee  consisting of Mr. Burnham and Mr. Barna. The
Dividend  Committee has  responsibility  for the review and  declaration of each
Fund's dividends and distributions. The Dividend Committee of the Trust met once during the fiscal year ended December 31, 2006.

                          SECURITY AND OTHER INTERESTS

The table below sets forth the dollar  range of equity  securities  beneficially owned  by each  Trustee  in  each  series  of the  Trust  and in all  registered investment  companies  overseen  by the  Trustee  within the  Trust's  family of investment companies, as defined in Form N-1A under the 1940 Act, as of December
31, 2006.

                                                                                   AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                     SECURITIES IN ALL REGISTERED
                                                                                   INVESTMENT COMPANIES OVERSEEN BY
                                           DOLLAR RANGE OF EQUITY                  TRUSTEE IN FAMILY OF INVESTMENT
      NAME OF TRUSTEE                   SECURITIES IN THE FUNDS (1)                           COMPANIES

INDEPENDENT TRUSTEES
--------------------
Joyce E. Heinzerling         Burnham Financial Services Fund $10,001 - $50,000              $10,001 - $50,000
                            Burnham Financial Industries Fund $10,001 - $50,000

Suzanne D. Jaffe                                    None                                          None

David L. Landsittel                    Burnham Fund $10,001 - $50,000                       $10,001 - $50,000
                            Burnham Financial Industries Fund $10,001 - $50,000

John C. McDonald                        Burnham Fund - over $100,000                          over $100,000
                              Burnham Financial Services Fund - over $100,000
                             Burnham Financial Industries Fund - over $100,000
                            Burnham U.S. Government Money Market Fund $50, 001 -
                                                  $100,000

Donald B. Romans                        Burnham Fund - over $100,000                          over $100,000
                              Burnham Financial Services Fund - over $100,000
                          Burnham Financial Industries Fund - $10,001 - $50,000




Robert F. Shapiro                    Burnham Fund - $50,001 - $100,000                        over $100,000
                            Burnham Financial Services Fund - $50,001 - $100,000

INTERESTED TRUSTEES
-------------------
Jon M. Burnham                         Burnham Fund - over $100,000                         over $100,000
                              Burnham Financial Services Fund - over $100,000
                             Burnham Financial Industries Fund - over $100,000
                             Burnham U.S. Government Money Market Fund - over
                                                 $100,000

George Stark                 Burnham Financial Services Fund $50,001-$100,000               over $100,000
                             Burnham U.S. Government Money Market Fund - over
                                                 $100,000


(1) Securities "beneficially owned" as defined under the Securities Exchange Act of 1934 (the "1934 Act") include direct and or indirect  ownership of securities where the  Trustee's  economic  interest is tied to the  securities,  employment ownership and securities  where the Trustee can exert voting power and where the
Trustee has  authority  to sell the  securities.  The dollar  ranges are:  None,
$1-$10,000, $10,001-$50,000, $50,001-$100,000 and over $100,000.

As of December 31, 2006,  none of the Independent  Trustees,  or their immediate family members owned,  beneficially or of record,  any securities in the Adviser or principal  underwriter of the Trust,  or in a person (other than a registered investment company) directly or indirectly  controlling,  controlled by or under common control with the Adviser or principal underwriter of the Trust.

                      COMPENSATION OF TRUSTEES AND OFFICERS

Trustees and officers  affiliated  with the  Distributor  or the Adviser are not compensated by the Trust for their services.

The Trust typically pays the  Independent  Trustees an annual retainer and a per meeting fee and reimburses them for their expenses associated with attendance at meetings.  The aggregate amount of compensation paid to each Independent Trustee by the Trust for the fiscal year ended December 31, 2006, was as follows:


                                                     PENSION OR RETIREMENT                             TOTAL COMPENSATION
                                     AGGREGATE        BENEFITS ACCRUED AS       ESTIMATED ANNUAL       FROM REGISTRANT AND
        NAME OF PERSON,            COMPENSATION             PART OF                 BENEFITS              FUND COMPLEX
           POSITION                 FROM TRUST*         TRUST EXPENSES           UPON RETIREMENT
INDEPENDENT TRUSTEES
--------------------
Lawrence N. Brandt**                  $2,750                  N/A                      N/A                   $2,750

Joyce E. Heinzerling                  $18,800                 N/A                      N/A                   $18,800

Suzanne D. Jaffe**                    $14,250                 N/A                      N/A                   $14,250

David L. Landsittel                   $18,600                 N/A                      N/A                   $18,600

John C. McDonald                      $18,800                 N/A                      N/A                   $18,800

Donald B. Romans                      $19,600                 N/A                      N/A                   $19,600

Robert F. Shapiro                     $24,900                 N/A                      N/A                   $24,900


* Amount does not include reimbursed expenses for attending Board meetings.
** Mr. Brandt retired as an  Independent Trustee  effective March 9,  2006.  Ms.
Jaffe was appointed to the Board effective March 9, 2006.

PORTFOLIO MANAGERS

OTHER ACCOUNTS MANAGED

The following table provides  information  about funds and accounts,  other than the Funds, for which the Funds' portfolio managers are primarily responsible for the day-to-day portfolio management as of December 31, 2006.


                                                                              Number of Accounts and Total
                             Number of Other Accounts Managed and Total       Assets for Which Advisory Fee
                             Assets by Account Type                           is Performance-Based

                              Registered      Other Pooled                      Registered     Other Pooled
Name of                       Investment       Investment         Other         Investment      Investment      Other
Portfolio Manager              Companies        Vehicles         Accounts        Companies       Vehicles      Accounts
-----------------              ---------        --------         --------        ---------       --------      --------
BURNHAM FUND
    Jon Burnham              0              0                 20 accounts -   0                0              0
                                                              $94,589,000
BURNHAM FINANCIAL SERVICES
FUND AND BURNHAM FINANCIAL
INDUSTRIES FUND
    Anton Schutz             0              2 accounts -      0               0                2 accounts -   0
                                            $84,850,304                                        $84,850,304


DESCRIPTION OF COMPENSATION

BURNHAM FUND -- As of December 31, 2006,  Jon Burnham,  the  portfolio  manager, owns a  controlling  interest in Burnham  Asset  Management  Corporation  and is compensated by virtue of his ownership interest therein, which entitles him to a share of Burnham Asset Management  Corporation's  profits from all sources,  and for his role as Chief Executive Officer of Burnham Asset Management  Corporation
and  affiliates.  Mr.  Burnham  receives no salary or bonus from  Burnham  Asset
Management Corporation in his role as portfolio manager of the Fund.

BURNHAM FINANCIAL SERVICES FUND AND BURNHAM FINANCIAL INDUSTRIES FUND - Pursuant
to subadvisory agreements, Burnham Asset Management Corporation has hired Mendon
Capital Advisors Corp., not individual portfolio managers, to provide investment advisory  services to these  Funds.  For services  provided to these Funds,  the
Adviser  (and not the Funds) pays the  subadviser  at the rates set forth in the subadvisory  agreements.  The  compensation  structure  for  Anton  Schutz,  the portfolio  manager for these Funds,  is  determined by Mendon  Capital  Advisors
Corp. in accordance with its own internal policies, which are summarized below.

Mendon Capital Advisors Corp. pays the portfolio manager a salary for management of the Funds.

POTENTIAL CONFLICTS OF INTEREST

References  in this  section to the Adviser  include  Burnham  Asset  Management
Corporation and any subadviser that may be managing a Fund's portfolio.

When a portfolio  manager is  responsible  for the  management  of more than one account,  the potential  arises for the  portfolio  manager to favor one account over  another.  The  side-by-side  management  of  a  Fund,  separate  accounts,
proprietary   accounts  and  pooled  investment  vehicles  may  raise  potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. In addition, certain trading practices such as cross  trading  between a Fund and another  account  raise  conflicts of interest.  The principal types of potential conflicts of interest that may arise are discussed below.  Although the Trust and the Adviser have adopted procedures that they believe are  reasonably  designed to detect and prevent  violations of the federal  securities  laws and to mitigate  the  potential  for  conflicts of interest to affect  portfolio  management  decisions,  there can be no assurance that all conflicts will be identified or that all  procedures  will be effective in  mitigating  the  potential  for such  risks.  Generally,  the  risks of such conflicts of interests are increased to the extent that a portfolio  manager has a financial incentive to favor one account over another.

   o  A portfolio manager could favor one account over another in allocating new investment  opportunities that have limited supply, such as initial public offerings  and private  placements.  If, for  example,  an initial  public offering that was expected to appreciate  in value  significantly  shortly after the offering was allocated to a single account,  that account may be expected to have better  investment  performance  than other accounts that did not receive an allocation of the initial public offering.

   o  A portfolio  manager  could favor one account over another in the order in which  trades  for  the  accounts  are  placed.  If  a  portfolio  manager determines  to  purchase  a  security  for  more  than one  account  in an aggregate  amount that may  influence  the market  price of the  security, accounts  that  purchased  or sold the  security  first may receive a more favorable price than accounts that made subsequent transactions.  The less liquid the market for the security or the greater the percentage  that the proposed  aggregate  purchases or sales represent of average daily trading volume,  the greater  the  potential  for  accounts  that make  subsequent purchases  or sales to receive a less  favorable  price.  When a portfolio manager  intends to trade the same  security on the same day for more than one account,  the trades  typically  are  "bunched,"  which means that the trades  for the  individual  accounts  are  aggregated  and  each  account receives  the same  price.  There are some types of  accounts  as to which bunching may not be possible  for  contractual  reasons  (such as directed brokerage  arrangements).  Circumstances  may also arise  where the trader believes  that  bunching  the orders  may not result in the best  possible price.  Where those accounts or circumstances are involved,  the portfolio manager  will  place  the  order  in a manner  intended  to  result  in as favorable a price as possible for such client.

   o  A  portfolio  manager  could favor an account if the  portfolio  manager's compensation  is tied to the  performance  of that  account  to a  greater degree  than other  accounts  managed by the  portfolio  manager.  If, for example, the portfolio manager receives a bonus based upon the performance of certain  accounts  relative to a benchmark  while  other  accounts  are disregarded for this purpose,  the portfolio manager will have a financial incentive  to seek to have  the  accounts  that  determine  the  portfolio manager's  bonus  achieve the best  possible  performance  to the possible detriment  of  other  accounts.  Similarly,  if  the  Adviser  receives  a performance-based  advisory  fee,  the  portfolio  manager  may favor that
      account,   whether  or  not  the  performance  of  that  account  directly determines the portfolio manager's compensation.

   o  A portfolio  manager could favor an account if the portfolio manager has a beneficial  interest in the account, in order to benefit a large client or to  compensate  a client  that  had  poor  returns.  For  example,  if the portfolio  manager held an interest in an investment  partnership that was one of the  accounts  managed  by the  portfolio  manager,  the  portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

If the different accounts have materially and potentially conflicting investment objectives or strategies,  a conflict of interest could arise. For example, if a portfolio  manager  purchases  a  security  for one  account  and sells the same security short for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments,  the
Trust and the Adviser  seek to avoid such  potentially  conflicting  situations.
However,  where a portfolio  manager is responsible  for accounts with differing investment  objectives and policies,  it is possible that the portfolio  manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

OWNERSHIP OF SECURITIES

The following table sets forth the dollar range of equity securities of the
Funds beneficially owned by each portfolio manager as of December 31, 2006.

                             DOLLAR RANGE OF FUND SHARES BENEFICIALLY OWNED

BURNHAM FUND
    Jon Burnham              over $1,000,000
BURNHAM FINANCIAL SERVICES
FUND
    Anton Schutz             $500,001 to $1,000,000
BURNHAM FINANCIAL
INDUSTRIES FUND
    Anton Schutz             $100,001 to $500,000

                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

On April 3, 2007, the Trustees and officers,  as a group,  owned  approximately:
2.53% of the outstanding shares of Burnham Fund; less than 1% of the outstanding shares of Burnham  Financial  Services Fund; 1.91% of the outstanding  shares of
Burnham Financial Industries Fund; and less than 1% of the outstanding shares of
Burnham U.S. Government Money Market Fund.

As of April 1,  2006,  the  persons  listed in the table  below are deemed to be control  persons  or  principal  owners of a Fund,  as  defined in the 1940 Act.
Control  persons  own  of  record  or  beneficially  25%  or  more  of a  Fund's outstanding securities and are presumed to control a Fund for purposes of voting on matters submitted to a vote of shareholders.  Principal holders own of record or beneficially 5% or more of a Fund's outstanding voting securities.


NAME OF FUND                                         NAME OF CONTROL PERSON OR PRINCIPAL HOLDER
                                                     AND PERCENTAGE OWNERSHIP

Burnham Fund - Class A Shares                        None

Burnham Fund - Class B Shares                        Citigroup Global Markets, Inc.
                                                     333 W 34th ST #3
                                                     New York, NY 10001-2402
                                     10.28%

                                                     Citigroup Global Markets, Inc.
                                                     333 W 34th ST #3
                                                     New York, NY 10001-2402
                                      6.84%

Burnham Fund - Class C Shares                        Christopher M. Bloomer
                                                     Allen, TX 75002-0000
                                     54.44%

                                                     Burnham Asset Management Corp.
                                                     1325 Ave of the Americas, 26th  Fl.
                                                     New York, NY 10019
                                     45.56%

Burnham Financial Services Fund - Class A            Charles Schwab & Co. Inc.
                                                     101 Montgomery St.
                                                     San Francisco, CA 94104-4122
                                     31.81%




Burnham Financial Services Fund - Class B            None

Burnham Financial Services Fund - Class C            UBS Financial Services Inc. FBO
                                                     UBS-FINSVC CDN FBO
                                                     Mr. Zaki Hosny
                                                     P.O. Box 3321
                                                     1000 Harbor Blvd.
                                                     Weehawken, NJ 07086-8154
                                                     28.31%

                                                     RBC Dain Rauscher Inc. FBO
                                                     Ellen Kaufman TTEE
                                                     Ellen Kaufman Living Trust
                                                     North Bergen, NJ 07047-5931
                                                     7.09%

                                                     UBS Financial Services Inc. FBO
                                                     UBS-FINSVC CDN FBO
                                                     Mr. Scott M. Schwartz
                                                     P.O. Box 3321
                                                     1000 Harbor Blvd.
                                                     Weehawken, NJ 07086-8154
                                                     6.16%

Burnham Financial Industries - Class A               Charles Schwab & Co. Inc.
                                                     101 Montgomery St.
                                                     San Francisco, CA 94104-4122
                                                     21.12%

                                                     FTC & Co.
                                                     Attn: Datalynx
                                                     P.O. Box 173736 Denver, CO
                                                     80217-3736 12.18%

Burnham Financial Industries - Class C               None

Burnham U.S. Government Money Market Fund            Burnham Securities Inc.
                                                     Special Custody sweep account
                                                     For the exclusive benefit of
                                                     Burnham Securities Inc. customers
                                                     1325 Avenue of the Americas, 26th Floor
                                                     New York, NY 10019
                                                     98.98%



                    INVESTMENT MANAGEMENT AND OTHER SERVICES

                               INVESTMENT ADVISER

Burnham Asset  Management  Corporation,  located at 1325 Avenue of the Americas,
26th Floor,  New York, New York 10019,  was organized in 1989 in its capacity as investment  adviser  to the Funds,  high net worth  individuals  and  tax-exempt institutional investors.  Burnham Asset Management Corporation is a wholly-owned subsidiary of Burnham  Financial Group Inc., a holding  company.  Jon M. Burnham owns 59% of Burnham Financial Group Inc.

Each Fund, other than Burnham Long/Short Equity Fund and Burnham Small Cap Value
Fund,  has  entered  into  an  investment   advisory   contract  (the  "Advisory
Agreement")  with the Adviser,  pursuant to which the Adviser  will:  (a) either furnish  continuously an investment program for the Fund and determine,  subject to the overall supervision and review of the Trustees,  which investments should be purchased,  held, sold or exchanged, or select a subadviser to carry out this
responsibility,   and  (b)  supervise  all  aspects  of  the  Fund's  investment operations  except  those which are  delegated to an  administrator,  custodian, transfer  agent or other agent.  The Funds bear all costs of their  organization and operation that are not specifically  required to be borne by another service provider.  As of the  date of this  Statement  of  Additional  Information,  the
Trustees have not approved an advisory  agreement for Burnham  Long/Short Equity
Fund or  Burnham  Small  Cap  Value  Fund.  The  description  below  of  Burnham
Long/Short Equity Fund's advisory fee is a proposed fee.

As compensation  for its services under the Advisory  Agreement,  each Fund pays the Adviser monthly a fee based on a stated  percentage of the average daily net assets of the Fund as follows:


------------------------------------------------------------------------------------------------------
FUND NAME                                      ANNUAL ADVISORY FEE (% of average daily net assets))
---------                                      ----------------------------------------------------

Burnham Fund                                                           0.60

Burnham Financial Services Fund                                        0.75

Burnham Financial Industries Fund                                     0.90*

Burnham Long/Short Equity Fund                                        1.50*

Burnham Small Cap Value Fund                                           1.00

Burnham U.S. Government Money Market Fund                              0.40

------------------------------------------------------------------------------------------------------


* PERFORMANCE FEE FOR BURNHAM FINANCIAL  INDUSTRIES FUND AND BURNHAM  LONG/SHORT
EQUITY FUND. Each of Burnham  Financial  Industries Fund and Burnham  Long/Short
Equity Fund pays an advisory  fee that varies  based on the  performance  of the
Fund as  compared  to an  index  selected  by the  Trustees.  Burnham  Financial
Industries  Fund pays an advisory fee that ranges from 0.80% to 1.00% of average daily  net  assets  based  on the  performance  of the Fund as  compared  to the
KBW/Philadelphia  Exchange Bank Index.  Burnham  Long/Short  Equity Fund pays an advisory  fee that ranges from 1.00% to 2.00% of average  daily net assets based on the performance of the Fund as compared to a composite index  consisting of a
25% weighting in the KBW/Philadelphia Exchange Bank Index and a 75% weighting in the  NASDAQ  Bank  Index.  The  KBW/Philadelphia  Exchange  Bank  Index  and the
composite  index are each referred to herein as the "Index." The "Basic Fee" for
Burnham  Financial  Industries  Fund is 0.90% of the  Fund's  average  daily net assets and the "Basic  Fee" for Burnham  Long/Short  Equity Fund is 1.50% of the
Fund's average daily net assets.  Each Fund's Basic Fee is subject to adjustment as provided below. One twelfth of each Fund's annual Basic Fee is applied to the applicable  Fund's  average  daily net assets for the  current  month,  giving a dollar amount which is the monthly Basic Fee.

Each Fund's Basic Fee is subject to an upward or downward  adjustment  depending on whether and to what extent the  investment  performance of the Class A shares of the Fund for the performance period exceeds, or is exceeded by, the record of the Index over the same period.  The performance  period consists of the current month and the prior 35 months or such shorter period since  commencement  of the
Fund's operations  ("performance  period"). Each percentage point of performance difference (up to a maximum of +/-10) is multiplied by a performance  adjustment rate of 0.01  for  Burnham  Financial  Industries  Fund  and  0.05  for  Burnham
Long/Short Equity Fund.  Accordingly,  the maximum annualized adjustment rate is
+/-0.10  for  Burnham  Financial  Industries  Fund  and  +/-  0.50  for  Burnham
Long/Short  Equity Fund. This performance  comparison is made at the end of each month.  One twelfth of this rate is then applied to the average daily net assets of the Fund over the entire  performance  period,  giving a dollar  amount  (the
"Performance Adjustment") that is added to (or subtracted from) the Basic Fee.

Each Fund's performance is calculated based on the net asset value of the Fund's
Class A shares.  For purposes of calculating  the  Performance  Adjustment,  any dividends or capital gain  distributions paid by the Fund are treated as if they were reinvested in Class A shares at the net asset value as of the payment date.
The record for the Index is based on change in value,  and any dividends paid on the securities that comprise the Index are treated as if they were reinvested on the ex-dividend date.

The  advisory  fee paid is the  dollar  amount  calculated  for the  performance period. If the investment performance of the Index during the Performance Period exceeded  the  performance  record  of  the  Fund,  the  dollar  amount  of  the
Performance Adjustment would be deducted from the Basic Fee.

Because the Performance  Adjustment to the Basic Fee is based on the comparative performance of the Fund and the record of the Index,  the controlling  factor is not merely whether Fund  performance is up or down, but whether it is up or down more or less than the record of the Index.  Moreover, the comparative investment performance  of the Fund is based  solely  on the  relevant  performance  period without  regard to the Fund's  cumulative  performance  over a longer or shorter period of time.

The Basic Fee is computed  and accrued  daily,  the  Performance  Adjustment  is calculated once each month and the entire advisory fee is paid monthly.

ADVISORY FEES PAID BY EACH FUND:


--------------------------------------- -------------------------------------- --------------------------------------
Fund Name                                      Amount Paid to Adviser*             Adviser Reimbursement to Fund
--------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------
                                           2004         2005         2006         2004         2005         2006
--------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------
Burnham Fund                             $746,856     $691,164     $631,187        $0           $0         $23,479
--------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------
Burnham Financial Services Fund         $2,049,262   $1,347,304   $1,047,126       $0           $0           $0
--------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------
Burnham Financial Industries Fund         $77,640     $268,264     $310,274      $86,248      $66,519      $99,654
--------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------
Burnham Long/Short Equity Fund              N/A          N/A          N/A          N/A          N/A          N/A
--------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------
Burnham Small Cap Value Fund                N/A          N/A          N/A          N/A          N/A          N/A
--------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------
Burnham U.S. Government Money Market     $752,118     $878,664     $967,964        $0           $0           $0
Fund
--------------------------------------- ------------ ------------ ------------ ------------ ------------ ------------

*  Amounts  include   advisory  fees  and  expense   recoveries   after  expense
reimbursements and fee waivers. See below.

From time to time, the Adviser may reduce its fee or make other  arrangements to limit a Fund's  expenses to a specified  percentage of average daily net assets.
Effective  February 16, 2001,  the Trustees  adopted an Excess  Expense Plan for
Burnham Fund,  Burnham Financial Services Fund and Burnham Small Cap Value Fund.
On March 3, 2004, the Board approved the  application of the Excess Expense Plan to the Burnham  Financial  Industries  Fund.  Under the Excess Expense Plan, the
Adviser may change or eliminate any Fund's expense cap by giving 30 days' notice to the Trustees of the Trust and amending or  supplementing  the affected Fund's prospectus  to  disclose  the  change  in or  elimination  of the  expense  cap.
Effective  May 1, 2007,  the  Excess  Expense  Plan in respect of Burnham  Fund,
Burnham Financial  Services Fund and Burnham Financial  Industries Fund has been superceded by a contractual  expense  limitation  agreement  among the Trust, on behalf of such Funds, the Adviser and the Distributor  (the "Expense  Limitation
Agreement").  Pursuant  to the  Expense  Limitation  Agreement,  the Adviser has
contractually  agreed to limit the "Other  Expenses"  of each class of shares of
Burnham  Financial  Industries Fund as described in the prospectus.  Because the
Fund's  advisory  fee may vary between  0.80% and 1.00%  depending on the Fund's performance, the Fund's total net operating expenses will accordingly vary after giving  effect to the expense  limitation.  Pursuant  to the Expense  Limitation
Agreement,  the Adviser and the Distributor  have also  contractually  agreed to waive and/or  reimburse  certain  advisory fees, fees pursuant to the applicable
Rule 12b-1 Plan, and certain other expenses to the extent required to reduce the total  annual class  operating  expenses of each class of shares of Burnham Fund and Burnham  Financial  Services Fund to a specified expense limit, as described in the  prospectus.  The  expense  caps will not apply to  interest  charges  on borrowings,  taxes, brokerage commissions,  dealer spreads and other transaction costs,  expenditures that are capitalized in accordance with generally  accepted accounting  principles,  "Acquired Fund" (as defined in Form N-1A under the 1940
Act)  fees and  expenses,  short  sale  dividends,  extraordinary  expenses  not incurred in the  ordinary  course of a Fund's  business  (I.E.,  litigation  and indemnification),  and any other costs and expenses  that may be approved by the
Board.  Extraordinary  expenses are expenses that are unusual or are expected to recur infrequently, and may include, but are not limited to: (i) expenses of the reorganization,  restructuring or merger of a Fund, including the acquisition of all the assets of a Fund or the  acquisition by a Fund of another fund's assets,
(ii) expenses of substantially  rewriting and  reformatting a Fund's  disclosure documents,  (iii) expenses of holding, and soliciting proxies, for a shareholder meeting to consider  and vote upon changes to a Fund's  investment  policies and restrictions,  charter documents or other fundamental matters, and (iv) expenses of converting to a new custodian,  transfer agent or other service provider. Any
fee  reduction  or  expense   reimbursement  made  by  the  Adviser  and/or  the
Distributor  to a Fund will be subject to recovery from that Fund by the Adviser and/or the  Distributor  within the three year period  following  the end of the fiscal year in which the fee reduction or reimbursement occurred. Subject to the three year  limitation,  the  oldest  unrecovered  fee  reductions  and  expense reimbursements  will be recoverable before later reductions and  reimbursements.
The Expense Limitation  Agreement will terminate on April 30, 2008, unless it is renewed by all parties to the  agreement,  the Advisory  Agreement or Rule 12b-1
Plan of the applicable Fund is terminated,  or the Expense Limitation  Agreement is otherwise terminated with the consent of the applicable Fund. There can be no assurance that the Expense Limitation  Agreement will be continued,  or that any other similar agreement will be effective, after April 30, 2008. Prior to May 1,
2007, a voluntary expense cap was in place.


Securities  held by the  Funds  may  also be held by other  investment  advisory clients  for which the Adviser or its  affiliates  provides  investment  advice.
Because of  different  investment  objectives  or other  factors,  a  particular security  may be bought for one or more  Funds or  clients  when one or more are selling the same security.  If opportunities  for purchase or sale of securities by the Adviser for the Funds or for other investment  advisory clients arise for consideration at or about the same time, transactions in such securities will be made,  insofar  as  feasible,  for the  respective  Funds or clients in a manner deemed  equitable to all of them. To the extent that  transactions  on behalf of more than one client of the Adviser or its  affiliates  may  increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to the  Advisory  Agreement,  the Adviser is not liable to the Funds or their  shareholders  for any error of judgment or mistake of law or for any loss suffered  by the Funds in  connection  with the  matters  to which the  Advisory
Agreement relates,  except a loss resulting from willful misfeasance,  bad faith or gross  negligence on the part of the Adviser in the performance of its duties or from reckless  disregard by the Adviser of its  obligations  and duties under the Advisory Agreement.

Under the Advisory Agreement, the Trust and the Funds may use the name "Burnham"
or any name  derived  from or  similar  to it only  for so long as the  Advisory
Agreement or any extension,  renewal or amendment  thereof remains in effect. If the Advisory  Agreement is no longer in effect,  the Trust and the Funds (to the extent that they  lawfully  can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser.

The Trust and the Adviser have received an exemptive  order from the  Commission that permits the Adviser,  subject to the approval of the Board of Trustees,  to select  subadvisers to serve as portfolio managers of the Funds or to materially modify an existing subadvisory  agreement without obtaining shareholder approval of a new or amended subadvisory agreement. Pursuant to the exemptive relief, the
Adviser has  ultimate  responsibility  to oversee and to  recommend  the hiring, termination and replacement of any subadviser. The shareholders of Burnham Fund,
Burnham  Financial  Services Fund and Burnham U.S.  Government Money Market Fund
must initially grant such responsibility to the Adviser.  In 2005,  shareholders of Burnham  Fund and Burnham  U.S.  Government  Money  Market Fund  granted such responsibility  to the Adviser.  No such shareholder  approval is necessary with respect to Burnham Small Cap Value Fund,  Burnham  Financial  Industries Fund or
Burnham Long/Short Equity Fund.

                                   SUBADVISERS

The  Adviser  has  engaged the  services  of  subadvisers  to provide  portfolio management  services to certain of the Funds. For their services to these Funds, the Adviser  pays each  subadviser  a  subadvisory  fee  expressed  as an annual percentage of the applicable  Fund's average daily net assets.  These Funds have no obligation to pay subadvisory fees.


SUBADVISER                   SUBADVISED FUND                                                    SUBADVISORY FEE (%)
----------                   ---------------                                                    -------------------

Mendon Capital               Burnham Financial                                                      0.45%
Advisors Corp.               Services Fund

                             Burnham Financial                                              % (see below)
                             Industries Fund

Reich & Tang
Asset Management LP          Burnham U.S. Government    Less than $100 million                      0.13%
                             Money Market Fund          $100 million but less than $150 million     0.06%
                                                        $150 million or more                        0.04%


Mendon Capital  Advisors Corp. is the subadviser to Burnham  Financial  Services
Fund and Burnham  Financial  Industries Fund. Its principal office is located at
150 Allens Creek Rd.,  Rochester,  NY 14618.  Mendon Capital Advisors Corp. is a
corporation organized in the state of Delaware. Mendon Capital Advisors Corp. is a  registered  investment  adviser and has been  providing  investment  advisory services  that focus on the  financial  services  industry to private and public investment  companies  since 1996. For the fiscal years ended December 31, 2004,
2005 and 2006,  Mendon Capital Advisors Corp. was paid $1,263,596,  $810,806 and
$628,238,  respectively,  for its  service as  subadviser  to Burnham  Financial
Services  Fund.  For the fiscal  period  ended  December 31, 2004 and the fiscal years ended December 31, 2005 and 2006,  Mendon Capital  Advisors Corp. was paid
$39,598, $148,432 and $178,232,  respectively,  for its service as subadviser to
Burnham Financial Industries Fund.

SUBADVISER'S  PARTICIPATION  IN PERFORMANCE FEE. The Adviser pays Mendon Capital
Advisors Corp. a subadvisory fee equal to 0.45% of Burnham Financial  Industries
Fund's average daily net asset value plus or minus the  Performance  Adjustment.
Accordingly,  the percentage of Mendon Capital Advisors Corp.'s  subadvisory fee for Burnham  Financial  Industries  Fund will vary based upon the performance of the Fund  relative to the  performance  of the Index.  See  Performance  Fee for
Burnham Financial Industries Fund and Burnham Long/Short Equity Fund above.

Reich & Tang Asset  Management LLC ("Reich & Tang") is the subadviser to Burnham
U.S.  Government Money Market Fund. Reich & Tang is a Delaware limited liability company with its principal office at 600 Fifth Avenue, New York, NY 10020. Reich
& Tang  is  wholly  owned  by CDC  IXIS  Asset  Management  North  America,  the investment  management  arm of Caisse des Depots Group (CDC) of France.  Reich &
Tang is a  registered  investment  adviser  and has  been  providing  investment advisory  services to mutual funds and other  institutional  clients since 1970.
For the fiscal years ended  December 31, 2004,  2005 and 2006,  Reich & Tang was
paid  $299,974,  $234,812  and  $192,394,   respectively,  for  its  service  as
subadviser to Burnham U.S. Government Money Market Fund.

CODES OF ETHICS.  To  mitigate  the  possibility  that a Fund will be  adversely affected by personal trading of employees,  the Funds, Adviser,  subadvisers and
Distributor have adopted codes of ethics under Rule 17j-1 of the 1940 Act. These codes  contain  policies  restricting  securities  trading in  personal  trading accounts of Trustees and others who normally come into possession of information about  Fund  portfolio  transactions.  These  codes of ethics  permit  personnel subject to the codes to invest in securities,  including  securities that may be purchased or held by the Funds. These codes of ethics can be reviewed and copied at the Commission's  Public Reference Room in Washington,  D.C., and information on the  operation  of the Public  Reference  Room may be obtained by calling the
Commission at  1-202-551-8090.  Also, these codes of ethics are available on the
EDGAR  Database on the  Commission's  Internet site at  http://www.sec.gov,  and copies of these codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

PROXY  VOTING  PROCEDURES.  The Board has  adopted  Proxy  Voting  Policies  and
Procedures  ("Procedures")  on behalf of the Trust.  Under the  Procedures,  the responsibility  for voting proxies is delegated to the Adviser,  who may further delegate such  responsibility to a third party provider of proxy  administration services, subject to the oversight of the Board and the Proxy Oversight Group, a committee  of senior  officers.  The  Procedures  require  that the Adviser vote proxies received in a manner consistent with the best interests of each Fund and its  shareholders.  The  Procedures  allow the Adviser to engage an  independent proxy voting  service to assist in the voting of proxies by  providing  research and  administrative  services relating to proxy voting. The proxy voting service may also provide  recommendations  and research  for proxy votes;  however,  the actual  votes  will be cast by the  Adviser.  The  Procedures  require  that the
Adviser  take  reasonable  steps to ensure  that any third  party  proxy  voting service is independent of the Adviser based on relevant facts and circumstances.

The  Adviser  with the  approval of the Board of Trustees  has  contracted  with
Institutional  Shareholder  Services  ("ISS") to provide  research,  make voting recommendations,  assist in the  preparation of Form N-PX,  maintain  records of votes cast and post voting records to the Funds' website.

The  Procedures  also provide that the Adviser will make  reasonable  efforts to recall any lent  securities so that they may be voted according to the Adviser's instructions. In furtherance of this effort, the Funds have, in conjunction with the securities lending agent, developed procedures reasonably designed to recall lent securities to facilitate the voting of the shares. In addition, the Adviser has developed operating  procedures to restrict of lending of securities held by the Funds that are  acquired in an initial  public  offering by an issuer with a limited  operating history and no identified  corporate  calendar of shareholder meetings that can be monitored.

The  Procedures  also  require  the  Adviser  to  present  to the  Board (i) any deviations from the Procedures and any potential conflict of interest that arose in connection with voting a proxy (including how the conflict was resolved) on a quarterly basis, (ii) any deviations from the proxy voting guidelines adopted by the  Adviser  and the  Trust  ("Adviser's  Proxy  Guidelines"),  (iii)  at least annually, a record of each proxy voted by the Adviser on behalf of the Funds and recommend  changes to the Procedures (if any) based on the Adviser's  experience under the  Procedures,  evolving  industry  practices and applicable  regulatory developments.  The Proxy  Oversight  Group may amend the Procedures from time to time and must give prompt notice to the Board of any material changes.

A concise summary of the Adviser's  Proxy  Guidelines are attached as an exhibit to this Statement of Additional Information.

Although  many proxy  proposals  can be voted in  accordance  with the Adviser's
Proxy  Guidelines,  some proposals will require  special  consideration  or will require that the Adviser make an exception to its policies. In those situations, the  Adviser  will make a  decision  on a  case-by-case  basis.  If the  Adviser determines  that  the  costs of  voting  on a  proposal  outweigh  the  expected benefits, the Adviser may abstain from voting on the proposal.

If a proxy proposal  raises a "potential  conflict of interest," as described in the  Procedures as where the Adviser or an affiliated  person of the Adviser has an interest that is  reasonably  likely to be affected by a proxy to be voted on behalf of the Funds and that is reasonably  likely to  compromise  the Adviser's independence  of judgment  and action in voting the proxy,  the Proxy  Oversight
Group, will resolve the conflict as follows:

       o      To the extent the matter is specifically  covered by the Adviser's
              Proxy  Guidelines  and the Adviser has little or no  discretion to deviate  from  such  policies  with  respect  to the  proposal  in
              question,   the   Adviser  may  vote  in   accordance   with  such
              pre-determined voting policy.

       o      To the  extent the matter is not  covered by the  Adviser's  Proxy
              Guidelines  or the Adviser  has  discretion  to deviate  from such policy or there is no applicable pre-determined voting policy, the
              Adviser may (i)  disclose the conflict to the Board and obtain the
              Board's  consent  to the  proposed  vote  prior to  voting on such proposal,  (ii) engage an independent third party to determine how the proxy should be voted,  or (iii)  establish an ethical wall or other informational  barrier between the person(s) involved in the conflict  and the  person(s)  making  the  decision  in  order  to insulate the potential conflict from the decision maker.

The Trust is required to file Form N-PX with each Fund's  complete  proxy voting record for the 12 months ended June 30th no later than August 31st of each year.
Once  filed,  Form N-PX for each Fund will be  available  without  charge,  upon
request,   by  calling  toll-free   1-800-874-FUND,   on  the  Trust's  website,
WWW.BURNHAMFUNDS.COM, and on the Commission's website at http://WWW.SEC.GOV.

                                  ADMINISTRATOR

Burnham Asset Management  Corporation serves as administrator  ("Administrator")
to the  Funds  (other  than  Burnham  Long/Short  Equity  Fund)  pursuant  to an administration agreement  ("Administration  Agreement").  As of the date of this
Statement of Additional Information,  Burnham Long/Short Equity Fund and Burnham
Small Cap Value Fund have not  commenced  operations  and have not entered  into administration agreements. Under the Administration Agreement, the Administrator
provides  the Funds  with  office  space and  personnel  to assist  the Funds in managing their affairs.  The Administrator's  duties require it to supervise all aspects of the Funds' operations not related to the Funds' investments.  For its services to the Funds,  the  Administrator is paid by each Fund at the following annual percentage of each Fund's average daily net assets:

--------------------------------------------------------------------------------
            AVERAGE DAILY
             NET ASSETS                              ADMINISTRATION FEE
             ----------                              ------------------
  For amounts up to $150,000,000                           0.150%
  $150,000,000 to $300,000,000                             0.125%
  Over $300,000,000                                        0.100%
--------------------------------------------------------------------------------

ADMINISTRATION FEES PAID BY THE EACH FUND:


--------------------------------------------------- ------------------------------------------------------------------
Fund Name                                                             Amount Paid to Administrator
--------------------------------------------------- ----------------------- ---------------------- -------------------
                                                             2004                   2005                  2006
--------------------------------------------------- ----------------------- ---------------------- -------------------
Burnham Fund                                               $187,217               $173,214              $157,788
--------------------------------------------------- ----------------------- ---------------------- -------------------
Burnham Financial Services Fund                            $375,523               $262,951              $209,297
--------------------------------------------------- ----------------------- ---------------------- -------------------
Burnham Financial Industries Fund                          $12,678                 $44,704              $51,748
--------------------------------------------------- ----------------------- ---------------------- -------------------
Burnham Long/Short Equity Fund                               N/A                     N/A                  N/A
--------------------------------------------------- ----------------------- ---------------------- -------------------
Burnham Small Cap Value Fund                                 N/A                     N/A                  N/A
--------------------------------------------------- ----------------------- ---------------------- -------------------
Burnham U.S. Government Money Market Fund                  $272,499               $312,082              $339,989
--------------------------------------------------- ----------------------- ---------------------- -------------------


Burnham Asset Management Corporation has contracted with Brown Brothers Harriman
& Co.  ("BBH&Co.")  to  act as  sub-administrator  to the  Funds  pursuant  to a
sub-administration     and    trust    accounting    agency    agreement    (the
"Sub-Administration  Agreement").  ____ Under the Sub-Administration  Agreement,
BBH&Co.  provides certain  sub-administration  services to the Funds, subject to
Burnham Asset  Management  Corporation's  supervision.  These  services  include portfolio accounting,  daily valuation of portfolio  securities,  calculation of fund yields and/or  distributions,  expense accrual  monitoring,  preparation of board  materials,  tax services,  compliance  testing,  preparation  of periodic reports (including annual and semi-annual reports on Form N-SAR), maintenance of corporate  records,  preparation  and filing of  materials  with the  Commission
(including post-effective amendments to the Trust's registration statement), and performance of custody administration services.  BBH&Co.'s compensation is based on schedules agreed on by Burnham Asset Management Corporation.

                                   DISTRIBUTOR

DISTRIBUTION AGREEMENT.  The Funds have a distribution agreement  ("Distribution
Agreement")  with Burnham  Securities  Inc. (the  "Distributor").  The principal business address of the Distributor is 1325 Avenue of the Americas,  26th Floor,
New York,  NY 10019.  Jon M.  Burnham  and George  Stark,  Trustees  (affiliated persons) of the Trust, are also affiliated persons of the Distributor. Under the
Distribution Agreement,  the Distributor is obligated to use its best efforts to sell  shares of each  class of the  Funds.  Shares of the Funds are also sold by selected  broker-dealers (the "Selling Brokers") which have entered into selling agency agreements with the Distributor.  The Distributor  accepts orders for the purchase of shares of the Funds which are continually offered at net asset value next determined  after the order is received,  plus any applicable sales charge.
In connection  with the sale of Class A and Class C shares,  the Distributor and
Selling Brokers receive compensation from a sales charge imposed, in the case of
Class A shares, at the time of sale.. In the case of Class C shares,  the broker receives  compensation  immediately,  but the  Distributor  is  compensated on a deferred  basis.  Class B shares of the Funds are no longer being  offered.  The
Distributor may pay extra compensation to financial services firms selling large amounts of Fund shares. This compensation would be calculated as a percentage of
Fund shares sold by the firm.

The table below sets forth both the  aggregate  amounts of sales charges paid by shareholders  and the amounts  received by the  Distributor for the fiscal years ended 2004, 2005 and 2006:


      DECEMBER 31, 2004                       DECEMBER 31, 2005                      DECEMBER 31, 2006
      -----------------                       -----------------                      -----------------

                      Amount                                 Amount                                 Amount
Aggregate             Received by        Aggregate           Received by        Aggregate           Received by
Amount Paid*          Distributor        Amount Paid**       Distributor        Amount Paid***      Distributor
-----------           -----------        -----------         -----------        -----------         -----------
$1,350,521            $1,350,521         $1,125,780          $1,125,780         $970,374            $970,374


* Of the aggregate  amount paid for December 31, 2004,  shareholders  of Burnham
Fund  paid  $340,830,  shareholders  of  Burnham  Financial  Services  Fund paid
$979,337 and shareholders of Burnham Financial Industries Fund paid $30,354.

** Of the aggregate  amount paid for December 31, 2005,  shareholders of Burnham
Fund  paid  $312,460,  shareholders  of  Burnham  Financial  Services  Fund paid
$697,593 and shareholders of Burnham Financial Industries Fund paid $115,727.

*** Of the aggregate amount paid for December 31, 2006,  shareholders of Burnham
Fund  paid  $279,211,  shareholders  of  Burnham  Financial  Services  Fund paid
$554,155 and shareholders of Burnham Financial Industries Fund paid $137,008.

During the fiscal years ended December 31, 2004,  2005 and 2006, the Distributor received  commissions  and  compensation  from the  Funds as listed in the table below:


                          NET UNDERWRITING       COMPENSATION ON                                OTHER
                          DISCOUNTS AND          REDEMPTIONS AND         BROKERAGE              COMPENSATION
YEAR                      COMMISSIONS            REPURCHASES             COMMISSIONS
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
2004                      $101,519               $391,653                $334,534*              $0
2005                      $81,426                $243,318                $210,584**             $0
2006                      $19,142                $115,721                $191,228***            $0


* Of the  aggregate  amount  paid for  December  31,  2004,  Burnham  Fund  paid
$218,199,  Burnham Financial Services Fund paid $103,913,  and Burnham Financial
Industries Fund paid $12,422.

** Of the  aggregate  amount  paid for  December  31,  2005,  Burnham  Fund paid
$185,210,  Burnham Financial  Services Fund paid $14,414,  and Burnham Financial
Industries Fund paid $10,960.

*** Of the  aggregate  amount paid for  December  31,  2006,  Burnham  Fund paid
$167,350,  Burnham Financial  Services Fund paid $13,878,  and Burnham Financial
Industries Fund paid $10,000.

DISTRIBUTION  PLANS. The Trust has adopted  distribution  plans for the Class A,
Class B and Class C shares of Burnham Fund,  Burnham  Financial  Services  Fund,
Burnham Financial  Industries Fund,  Burnham  Long/Short Equity Fund and Burnham
Small Cap Value Fund (the "Plans") in accordance  with Rule 12b-1 under the 1940
Act.  The  Plans for the Class A shares  and  Class B shares  are  reimbursement plans. The Plan for the Class C shares is a compensation  plan, which means that the  amount of  payments  under the Plan for Class C shares is not linked to the
Distributor's expenditures and, consequently,  the Distributor can make a profit under the Plan.  The Plans  compensate  the  Distributor  for its  services  and distribution expenses under the Distribution  Agreement.  The principal services and expenses for which such  compensation  may be used include:  compensation to employees or account  executives and  reimbursement of their expenses;  overhead and  telephone  costs of such  employees  or  account  executives;  printing  of prospectuses or reports for prospective shareholders;  advertising; preparation,
printing  and  distribution  of  sales  literature;   and  allowances  to  other
broker-dealers. A report of the amounts expended under each Plan is submitted to and  approved by the  Trustees  each  quarter.  Because of the Plans,  long-term shareholders  may pay more than the  economic  equivalent  of the maximum  sales charge permitted by the National  Association of Securities  Dealers,  Inc. (the
"NASD") regarding investment companies.

CLASS A PLAN (Burnham Fund,  Burnham Financial  Services Fund, Burnham Financial
Industries  Fund,  Burnham  Long/Short  Equity Fund and Burnham  Small Cap Value
Fund.)  Pursuant to each Fund's Class A Plan the Fund pays the  Distributor  for financing  activities primarily intended to result in the sale of Class A shares or to provide services to holders of Class A shares,  provided the categories of expenses for which payment is made are approved by the Board of Trustees.  Under the Class A Plan, the Trust pays the  Distributor a distribution  and/or service fee at the rate of up to 0.25% per annum of the average daily net asset value of the Class A shares of Burnham Fund and Burnham  Financial  Services  Fund and at
the rate of up to 0.30% per annum of the  average  daily net asset  value of the
Class A shares of Burnham Financial  Industries Fund,  Burnham Long/Short Equity
Fund and Burnham Small Cap Value Fund.

CLASS B PLAN (Burnham Fund,  Burnham  Financial  Services Fund and Burnham Small
Cap  Value  Fund).  The  Class B Plan  provides  that the Fund  shall pay to the
Distributor  a  distribution  fee equal on an annual basis of up to 0.75% of the
Fund's average daily net assets attributable to Class B shares. The distribution fee compensates the  Distributor for its  distribution  services with respect to
Class B shares.  The Distributor  also receives a service fee equal on an annual basis of up to 0.25% of the  Fund's  average  daily net assets  attributable  to
Class B shares.

The  Distributor  also receives  contingent  deferred  sales  charges  ("CDSCs")
attributable to Class B shares to compensate it for its  distribution  expenses.
When a  broker-dealer  sells Class B shares and elects,  with the  Distributor's approval, to waive its right to receive the commission normally paid at the time of the sale, the Distributor may cause all or a portion of the distribution fees described above to be paid to the broker-dealer.

CLASS C PLAN (Burnham Fund,  Burnham Financial  Services Fund, Burnham Financial
Industries  Fund,  Burnham  Long/Short  Equity Fund and Burnham  Small Cap Value
Fund). Commissions on the sale of Class C shares of 0.75% of the amount invested in Class C shares are paid to broker-dealers  who have sales agreements with the
Distributor.  The Distributor may also advance to dealers the first-year service fee payable  under the Class C Plan at a rate of 0.25% of the purchase  price of such  shares.  As  compensation  for  such  advance  of  the  service  fee,  the
Distributor  may retain the  service  fee paid by the Fund with  respect to such shares for the first year after purchase.

The Distributor will in turn pay to securities  dealers which enter into a sales agreement with the Distributor a distribution  fee and a service fee at rates of up to 0.75% and  0.25%,  respectively,  of the Fund's  average  daily net assets attributable  to Class C shares  owned by  investors  for whom  that  securities dealer is the holder or dealer of record.  The  service fee is intended to be in consideration of personal services and/or account maintenance  services rendered by the dealer with  respect to Class C shares.  Dealers may from time to time be required to meet certain other  criteria in order to receive  service fees.  The
Distributor  or its  affiliates  are entitled to retain all service fees payable under  the  Class C Plan for  which  there is no  dealer  of record or for which qualification  standards have not been met as partial consideration for personal services and/or account maintenance services performed by the Distributor or its affiliates for shareholder accounts.

The Distributor also receives CDSCs attributable to Class C shares to compensate it for its distribution expenses.  When a broker-dealer sells Class C shares and elects,  with the  Distributor's  approval,  to waive its right to  receive  the commission  normally paid at the time of the sale, the Distributor may cause all or a  portion  of the  distribution  fees  described  above  to be  paid  to the broker-dealer.

GENERAL. The fees paid under the Plans are calculated and accrued daily and paid monthly  or at such  other  longer  intervals  as the  Board of  Trustees  shall determine.  The Plans are subject to annual approval by the Trustees.  The Plans are  terminable  at any time by vote of the Trustees or by vote of a majority of the shares of the applicable class or Fund. Pursuant to each Plan, a new Trustee who is not an  interested  person (as defined in the 1940 Act) must be nominated by existing Trustees who are not interested persons.

If a Plan is terminated (or not renewed) with respect to any one or more classes or Funds,  the Plan may continue in effect with respect to a class or Fund as to which it has not been  terminated  (or has been  renewed).  Although there is no obligation for the Trust to pay expenses  incurred by the  Distributor in excess of those paid to the  Distributor  under a Plan, if the Plan is terminated,  the
Board of Trustees  will consider how to treat such  expenses.  Class B shares of each Fund are no longer offered. To ensure that quality services are provided to existing  investors,  no changes were made to distribution and service fees paid by the  Class B shares of the  Funds.  It is  possible  that at some time in the future one or more particular  additional classes of shares of one or more Funds may be closed to new investments. In such circumstances, the Board will consider whether,  and may determine  that, it would be  appropriate  to continue  making payments under such other Fund's or class' Plan(s). Any expenses incurred by the
Distributor but not yet recovered  through  distribution fees could be recovered through  future  distribution  fees. If the  Distributor's  actual  distribution expenditures  in a given year are less than the Rule 12b-1  payments it receives from the Funds for that year,  and no effect is given to previously  accumulated distribution  expenditures  in excess of the Rule  12b-1  payments  borne by the
Distributor  out of its own resources in other years,  the  difference  would be profit to the Distributor for that year.

Because  amounts  paid  pursuant  to a Plan  are  paid to the  Distributor,  the
Distributor  and its  officers,  directors and employees may be deemed to have a financial  interest in the  operation of the Plans.  None of the Trustees who is not an interested person of the Trust has a financial  interest in the operation of any Plan.

The Plans were adopted because of their anticipated benefits to the Funds. These anticipated  benefits  include:  increased  promotion and  distribution  of each
Fund's shares,  an  enhancement in each Fund's ability to maintain  accounts and improve  asset  retention,  increased  stability  of net  assets  for the Funds, increased  stability  in each  Fund's  positions,  and  greater  flexibility  in achieving investment objectives.  The costs of any joint distribution activities between the Funds will be allocated  among the Funds in  proportion to their net assets.

For the fiscal year ended  December  31,  2006,  the Funds paid fees under their
Rule 12b-1 Plans according to the table below.


                        PRINTING AND                                                          SALES
MARKETING AND           MAILING OF             UNDERWRITER            BROKER-DEALER           PERSONNEL
ADVERTISING             PROSPECTUSES           COMPENSATION           COMPENSATION            COMPENSATION
----------------------------------------------------------------------------------------------------------
$66,826                      $22,205             $60,558                 $563,292              $276,225


                                    CUSTODIAN

Brown Brothers  Harriman & Co., 40 Water Street,  Boston, MA 02109 serves as the custodian of the Trust's securities and cash.

                    TRANSFER AGENT AND DIVIDEND PAYING AGENT

PFPC Inc., 760 Moore Rd. King of Prussia, PA 19406, is the transfer and dividend paying agent for the Trust.  Its compensation is based on schedules agreed on by the Trust and the transfer agent.

Reich & Tang, the subadviser to Burnham U.S.  Government Money Market Fund, also acts as the sub-transfer agent for the Fund. As sub-transfer agent, Reich & Tang
provides   shareholder  account  services  to  shareholders  of  the  Fund.  Its compensation is based on schedules  agreed on by the Trust and the  sub-transfer agent.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers  LLP, 125 High St., Boston,  MA 02110, is the independent registered  public  accounting  firm for the Trust.  In  addition  to  reporting annually on the  financial  statements  of the Trust,  the firm  provides  other audit, tax and related services.

                          SHARES OF BENEFICIAL INTEREST

                        DESCRIPTION OF THE TRUST'S SHARES

The Trust is a statutory  trust organized on August 20, 1998 under Delaware law.
The Trustees are  responsible  for the management and  supervision of the Funds.
The  Declaration  of Trust permits the Trustees to issue an unlimited  number of full and fractional shares of beneficial interest of the Funds, with a par value of $0.10 per share or such other amount as the Trustees may establish. Under the
Declaration  of Trust,  the Trustees  have the  authority to create and classify shares of beneficial  interest in separate  series,  without  further  action by shareholders.  As of the date of this Statement of Additional  Information,  the
Trustees  have  authorized  shares only of the Funds.  Additional  series may be added in the future.  The  Declaration of Trust also  authorizes the Trustees to classify  and  reclassify  the shares of the Funds,  or any other  series of the
Trust, into one or more classes.  As of the date of this Statement of Additional
Information,  the Trustees have authorized the issuance of the classes of shares of the Funds described in the prospectus.

Each share of a Fund  represents an equal  proportionate  interest in the assets belonging to that Fund. When issued, shares are fully paid and nonassessable. In the event of liquidation of a Fund,  shareholders are entitled to share pro rata in the net assets of the Fund available for  distribution to such  shareholders.
Shares of a Fund are freely transferable and have no preemptive, subscription or conversion rights.

In accordance with the provisions of the Declaration of Trust, the Trustees have initially  determined that shares entitle their holders to one vote per share on any matter on which such shares are entitled to vote. The Trustees may determine in the future, without the vote or consent of shareholders,  that each dollar of net asset value (number of shares owned times net asset value per share) will be entitled to one vote on any matter on which such shares are entitled to vote.

Unless otherwise required by the 1940 Act or the Declaration of Trust, the Funds
have no intention of holding annual meetings of  shareholders.  Shareholders may remove a Trustee by the affirmative  vote of at least  two-thirds of the Trust's outstanding  shares.  At any time  that  less than a  majority  of the  Trustees holding  office  were  elected by the  shareholders,  the  Trustees  will call a special meeting of shareholders for the purpose of electing Trustees.

Under Delaware law,  shareholders  of a Delaware  statutory  trust are protected from  liability  for acts or  obligations  of the  Trust to the same  extent  as shareholders of a private,  for-profit Delaware  corporation.  In addition,  the
Declaration of Trust expressly  provides that the Trust has been organized under
Delaware law and that the Declaration of Trust will be governed by Delaware law.
It is possible that the Trust might become a party to an action in another state whose  courts  refused  to  apply  Delaware  law,  in  which  case  the  Trust's shareholders could be subject to personal liability.

To guard against this risk, the Declaration of Trust:

o    contains  an  express  disclaimer  of  shareholder  liability  for  acts or obligations of the Trust and provides that notice of this disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees;

o    provides  for the  indemnification  out of  Trust or Fund  property  of any shareholders  held personally liable for any obligations of the Trust or of the Fund; and

o    provides  that the Trust  shall,  upon  request,  assume the defense of any claim made against any  shareholder  for any act or obligation of the Trust and satisfy any judgment thereon.

Thus,  the risk of a  shareholder  incurring  financial  loss  beyond his or her investment because of shareholder liability with respect to a Fund is limited to circumstances  in which all of the  following  factors are present:  (1) a court refused to apply  Delaware  law; (2) the  liability  arose under tort law or, if not, no  contractual  limitation  of liability  was in effect;  and (3) the Fund itself would be unable to meet its  obligations.  In light of Delaware  law, the nature  of the  Trust's  business  and the  nature  of its  assets,  the risk of personal liability to a shareholder is remote.

The Declaration of Trust further  provides that the Trust will indemnify each of its Trustees and officers against  liabilities and expenses  reasonably incurred by them, in connection with, or arising out of, any action,  suit or proceeding, threatened  against or otherwise  involving the Trustee or officer,  directly or indirectly, by reason of being or having been a Trustee or officer of the Trust.
The  Declaration  of Trust does not authorize the Trust or any Fund to indemnify any Trustee or officer  against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance,  bad faith, gross negligence or reckless disregard of such person's duties.

                                    BROKERAGE

Purchases  and  sales  of  portfolio   securities  are  generally   placed  with
broker-dealers  who provide the best price (inclusive of brokerage  commissions)
and  execution   for  orders.   However,   transactions   may  be  allocated  to
broker-dealers  who provide  research.  Also, higher fees may be paid to brokers that furnish research if a good faith determination is made that the commissions paid are  reasonable  in relation  to the value of the  brokerage  and  research services  provided.  Among  these  services  are  those  that  brokerage  houses customarily provide to institutional investors, such as statistical and economic data and research reports on companies and industries.

Research  services might be useful and valuable to the Adviser,  the subadvisers and their  affiliates in serving other clients as well as the Funds.  Similarly, research services obtained by the Adviser,  subadvisers or their affiliates from the  placement of portfolio  brokerage of other  clients  might be useful and of value to the Adviser or  subadvisers  in carrying out their  obligations  to the
Funds.

No  transactions  may be  effected  by a Fund  with the  Distributor  acting  as principal for its own account. Over-the-counter purchases and sales normally are made with principal market makers except where, in management's opinion,  better executions are available  elsewhere.  Transactions in securities on a securities exchange are generally  effected as agency  transactions with brokers (including the Distributor) who receive  compensation for their services.  U.S.  Government and debt securities are traded primarily in the over-the-counter market. Certain
equity   securities  also  may  be  traded  in  the   over-the-counter   market.
Transactions in the over-the-counter  market are generally effected as principal transactions with dealers. However,  transactions in the over-the-counter market may also be  effected  as agency  transactions,  such as through  an  electronic communications  network ("ECN") or an alternative  trading system  ("ATS").  The cost of  transactions  in securities  in the  over-the-counter  market,  whether effected through dealers,  ECNs, ATSs or otherwise,  may include dealer spreads, brokerage commissions, commission equivalent charges or a combination thereof.

The broker commissions paid by each Fund for the last three fiscal years are set forth in the table below.


---------------------------------------------------- ---------------------------------------------------------------
Fund                                                                   Brokerage Commissions Paid
---------------------------------------------------- -------------------- -------------------- ---------------------
                                                            2004                 2005                  2006
---------------------------------------------------- -------------------- -------------------- ---------------------
Burnham Fund                                              $303,578             $262,775              $248,745
---------------------------------------------------- -------------------- -------------------- ---------------------
Burnham Financial Services Fund                          $1,456,117           $1,389,976             $804,331
---------------------------------------------------- -------------------- -------------------- ---------------------
Burnham Financial Industries Fund                          $89,525             $280,647              $304,151
---------------------------------------------------- -------------------- -------------------- ---------------------
Burnham Long/Short Equity Fund                               N/A                  N/A                  N/A
---------------------------------------------------- -------------------- -------------------- ---------------------
Burnham Small Cap Value Fund                                 N/A                  N/A                  N/A
---------------------------------------------------- -------------------- -------------------- ---------------------
Burnham U.S. Government Money Market Fund                    N/A                  N/A                  N/A
---------------------------------------------------- -------------------- -------------------- ---------------------


AFFILIATED  BROKERS.  Pursuant to  procedures  determined  by the  Trustees  and subject to the general  policies of the Trust and Section 17(e) of the 1940 Act, the Adviser and each  subadviser may place  securities  transactions,  including agency  cross  trades,  with  brokers  with whom it is  affiliated  ("Affiliated
Brokers").

Section  17(e) of the 1940 Act  limits  to "the  usual  and  customary  broker's commission"  the  amount  which  can be paid by a Fund to an  Affiliated  Broker acting  as broker in  connection  with  transactions  effected  on a  securities exchange.  The Board of  Trustees,  including a majority of the Trustees who are not  "interested  persons" of the Trust or the Adviser,  has adopted  procedures designed  to comply  with the  requirements  of  Section  17(e)  and Rule  17e-1 promulgated  thereunder  to ensure that an  Affiliated  Broker's  commission  is reasonable  and fair  compared to the  commission  received by other  brokers in connection with  comparable  transactions  involving  similar  securities  being purchased or sold on a securities exchange during a comparable period of time.

A transaction will not be placed with an Affiliated  Broker if a Fund would have to pay a commission  rate less  favorable  than similar  charges for  comparable transactions for such broker's other unaffiliated  customers. A Fund may execute purchases and sales of portfolio  securities  through the  Distributor  if it is
able  to  obtain  the  best   combination  of  price   (inclusive  of  brokerage
commissions)  and execution.  The Distributor can charge a Fund  commissions for these transactions,  subject to review by the Independent Trustees. The Trustees may  permit  payment  of  commissions  which,  though  higher  than  the  lowest available, are deemed reasonable.  No Fund will engage in principal transactions with  Affiliated  Brokers.  When  appropriate,  orders for the account of a Fund placed by  Affiliated  Brokers may be combined  with orders of their  respective clients  in order to  obtain a more  favorable  commission  rate.  When the same security is purchased  for two or more Funds or customers on the same day,  each
Fund or customer  pays the average price and  commissions  paid are allocated in direct proportion to the number of shares purchased.

A broker may be  affiliated  with the  subadviser  with  respect to the Fund for which the subadviser  provides  advice.  However,  with respect to the remaining
Funds for which the  subadviser  does not  provide  advice,  the  broker  may be considered unaffiliated.

At least annually,  each subadviser that uses Affiliated Brokers will furnish to the  Trust a  statement  setting  forth the  total  amount  of all  compensation retained by the Affiliated Broker in connection with effecting  transactions for the account of a Fund,  and the Board of Trustees  reviews and approves all such portfolio  transactions  on a quarterly basis and the  compensation  received by
Affiliated Brokers in connection therewith.

Information about brokerage commissions paid by the Funds to the Distributor, an
Affiliated Broker, is set forth below.


---------------------------------------- --------------------------------------------- -----------------------------
Fund                                      Brokerage Commissions Paid to Distributor      2006 Commissions paid by
                                                                                         Fund to Distributor as a
                                                                                        percentage of Fund's Total
                                                                                          Brokerage Commissions
---------------------------------------- ------------- --------------- --------------- -----------------------------
                                             2004           2005            2006                   2006
---------------------------------------- ------------- --------------- --------------- -----------------------------
Burnham Fund                               $218,199       $185,210        $167,350                  67%
---------------------------------------- ------------- --------------- --------------- -----------------------------
Burnham Financial Services Fund            $103,913       $14,414         $13,878                   2%
---------------------------------------- ------------- --------------- --------------- -----------------------------
Burnham Financial Industries Fund          $12,422        $10,960         $10,000                   3%
---------------------------------------- ------------- --------------- --------------- -----------------------------
Burnham Long/Short Equity Fund               N/A            N/A             N/A                    N/A
---------------------------------------- ------------- --------------- --------------- -----------------------------
Burnham Small Cap Value Fund                 N/A            N/A             N/A                    N/A
---------------------------------------- ------------- --------------- --------------- -----------------------------
Burnham U.S. Government Money Market         N/A            N/A             N/A                    N/A
Fund
---------------------------------------- ------------- --------------- --------------- -----------------------------


Each Fund may at times invest in securities of its regular broker-dealers or the parent  of its  regular  broker-dealers.  The  value  of each  Fund's  aggregate holdings of securities of its regular  broker-dealers as of December 31, 2006 is as follows:


---------------------------------------- ---------------------------------------- ------------------------------------
Fund                                     Issuer                                   Value of Fund's
                                                                                  Aggregate Holdings of Issuer
---------------------------------------- ---------------------------------------- ------------------------------------
Burnham Fund                             JP Morgan Chase & Co.                    $2,415,000
---------------------------------------- ---------------------------------------- ------------------------------------
                                         Citigroup, Inc.                          $2,785,000
---------------------------------------- ---------------------------------------- ------------------------------------
Burnham Financial Services Fund          N/A                                      N/A
---------------------------------------- ---------------------------------------- ------------------------------------
Burnham Financial Industries Fund        N/A                                      N/A
---------------------------------------- ---------------------------------------- ------------------------------------
Burnham Long/Short Equity Fund           N/A                                      N/A
---------------------------------------- ---------------------------------------- ------------------------------------
Burnham Small Cap Value Fund             N/A                                      N/A
---------------------------------------- ---------------------------------------- ------------------------------------
Burnham U.S. Government Money            Citigroup Global Markets, Inc.,          $66,000,000
Market Fund
---------------------------------------- ---------------------------------------- ------------------------------------
                                         Goldman Sachs & Co.                      $64,900,000
---------------------------------------- ---------------------------------------- ------------------------------------


                              FINANCIAL STATEMENTS

The  audited  financial  statements  of the Trust for the  annual  period  ended
December  31, 2006 are  included in the Trust's  Annual  Report to  Shareholders dated December 31, 2006. These audited financial  statements,  in the opinion of management, reflect all adjustments necessary to produce a fair statement of the results for the periods  presented.  You can obtain a copy of the Trust's Annual
Report  dated  December  31, 2006 by writing or calling the  Distributor  at the address  or  telephone  numbers  set  forth on the  cover of this  Statement  of
Additional Information. The Annual Report is incorporated by reference into this
Statement of Additional  Information  by reference to the Annual Report as filed with the Commission on March 9, 2007.


                APPENDIX A -- DESCRIPTIONS OF SECURITIES RATINGS

                            COMMERCIAL PAPER RATINGS

MOODY'S INVESTORS SERVICE,  INC. (MOODY'S):  "PRIME-1" and "PRIME-2" are Moody's
two highest  commercial paper rating  categories.  Moody's evaluates the salient features  that affect a commercial  paper  issuer's  financial  and  competitive position.  The  appraisal  includes,  but is not  limited  to the review of such factors as:

     1.   Quality of management.
     2.   Industry strengths and risks.
     3.   Vulnerability to business cycles.
     4.   Competitive position.
     5.   Liquidity measurements.
     6.   Debt structures.
     7.   Operating trends and access to capital markets.

     Differing  degrees  of weight are  applied  to the above  factors as deemed appropriate for individual situations.

     STANDARD & POOR'S RATINGS GROUP, A DIVISION OF MCGRAW-HILL COMPANIES,  INC.
(S&P):  "A-1" and "A-2" are S&P's two highest commercial paper rating categories and issuers rated in these categories have the following characteristics:

     1.   Liquidity ratios are adequate to meet cash requirements.
     2.   Long-term senior debt is rated A or better.
     3.   The  issuer  has  access  to  at  least  two  additional  channels  of borrowing.
     4.   Basic  earnings and cash flow have an upward trend with allowance made for unusual circumstances.
     5.   Typically,  the issuer is in a strong  position in a  well-established industry or industries.
     6.   The reliability and quality of management is unquestioned.

Relative strength or weakness of the above characteristics  determine whether an issuer's  paper  is  rated  "A-1"  or  "A-2".  Additionally,  within  the  "A-1"
designation,   those   issues   determined   to  possess   overwhelming   safety
characteristics are denoted with a plus (+) rating category.

                                  BOND RATINGS

S&P: An S&P bond rating is a current  assessment of the  creditworthiness  of an obligor with respect to a specific debt  obligation.  This  assessment  may take into consideration obligors such as guarantors, insurers or lessees.

A bond  rating is not a  recommendation  to  purchase,  sell or hold a security, inasmuch  as it does  not  comment  as to  market  price  or  suitability  for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable.  S&P does not perform any audit in connection with any ratings and may, on occasion, rely on unaudited financial information.  The ratings may be changed,  suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I.   Likelihood of  default-capacity  and  willingness  of the obligor as to the timely  payment of interest and repayment of principal in  accordance  with the terms of the obligation;

II.  Nature of and provisions of the obligation;

III. Protection  afforded by, and relative  position of, the  obligation  in the event of bankruptcy,  reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The S&P bond ratings and their meanings are:

"AAA"     Bonds rated "AAA" have the  highest  rating  assigned by S&P to a debt obligation.  Capacity to pay interest and repay principal is extremely strong.

"AA"      Bonds rated "AA" have a very strong capacity to pay interest and repay principal  and differ  from the  highest  rated  issues  only in small degree.

"A"       Bonds  rated  "A" have a strong  capacity  to pay  interest  and repay principal  although they are somewhat more  susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

"BBB"     Bonds rated "BBB" are  regarded as having an adequate  capacity to pay interest and repay  principal.  Whereas they normally exhibit adequate
          protection   parameters,   adverse  economic  conditions  or  changing
          circumstances  are more  likely to lead to a weakened  capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

"BB"      Bonds rated "BB" are regarded as less vulnerable in the near term than lower rated obligors.  However,  they face major ongoing uncertainties and exposure to adverse business,  financial,  or economic  conditions which  could lead to the  obligor's  inadequate  capacity  to meet its financial commitments.

"B"       Bonds rated "B" are regarded as more  vulnerable  than obligors  rated
          "BB," but the obligor currently has the capacity to meet its financial commitments.  Adverse business, financial, or economic conditions will impair the  obligor's  capacity or  willingness  to meet its financial commitments.

"CCC"     An obligor rated "CCC" is currently vulnerable,  and is dependent upon favorable  business,  financial,  or economic  conditions  to meet its financial commitments.

"CC"     An obligor rated "CC" is currently highly vulnerable.

Plus (+) or Minus (-):  The  ratings  from "AA" to "CC" may be  modified  by the addition  of a plus or minus  sign to show  relative  standing  within the major rating categories.

Provisional  Ratings. The letter "P" indicates a provisional rating that assumes successful  completion  of a  project  financed  by the  bonds  being  rated and indicates  that  payment of debt  service  requirements  is largely or  entirely dependent upon the successful and timely completion of the project. This rating, while  addressing  credit  quality  after  completion  of the project,  makes no comment on the  likelihood  of, or the risk of default  upon  failure  of,  such completion.  The investor  should exercise his own judgment with respect to such likelihood and risk.

Under present  commercial  bank  regulations  issued by the  Comptroller  of the
Currency,  bonds rated in the top four categories  ("AAA," "AA," "A," and "BBB", commonly known as "investment-grade" ratings) are generally regarded as eligible for bank investment.

MOODY'S:  The Moody's ratings and their meanings are:

"Aaa"     Bonds which are rated "Aaa" are judged to be of the best quality. They carry  the  smallest  degree  of  investment  risk  and are  generally referred to as gilt edge.  Interest  payments are protected by a large or by an  exceptionally  stable margin and principal is secure.  While the various protective  elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa"      Bonds  which are rated  "Aa" are  judged to be of high  quality by all standards.  Together  with the  "Aaa"  group  they  comprise  what are generally  known as  high-grade  bonds.  They are rated lower then the best bonds  because  margins of  protection  may not be as large as in
          "Aaa"  securities  or  fluctuation  of  protective  elements may be of greater  amplitude or there may be other  elements  present which make the long-term risks appear somewhat larger than in "Aaa" securities.

"A"       Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper  medium-grade  obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a  susceptibility  to impairment sometime in the future.

"Baa"     Bonds  which  are  rated   "Baa"  are   considered   as   medium-grade
          obligations;  i.e.,  they are  neither  highly  protected  nor  poorly secured.  Interest payments and principal security appear adequate for the present but certain  protective  elements may be lacking or may be characteristically  unreliable  over any great  length  of time.  Such bonds lack  outstanding  investment  characteristics  and in fact have speculative characteristics as well.

"Ba"      Bonds which fare rated "Ba" are judged to have  speculative  elements;
          their  future  cannot  be  considered  as  well  assured.   Often  the
          protection of interest and principal payments may be very moderate and thereby not well  safeguarded  during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

"B"       Bonds  which are  rated  "B"  generally  lack  characteristics  of the desirable investment.  Assurance of interest and principal payments or maintenance  of other  terms of the  contract  over any long period of time may be small.

"Caa"     Bonds which are rated "Caa" are of poor  standing.  Such issues may be in default or there may be present  elements of danger with respect to principal or interest.

"Ca"      Bonds which are rated "Ca" represent  obligations that are speculative in a high  degree.  Such  issues  are often in  default  or have other marked shortcomings.

"C"       Bonds  which are rated "C" are the lowest  rated  class of bonds,  and issues so rated can be regarded as having  extremely poor prospects of ever attaining any real investment standing.

"Con."    Bonds  rated  "Con." are bonds for which the  security  depends on the completion of some act or the  fulfillment of some condition are rated conditionally.  These are bonds  secured by: (a)  earnings of projects under  construction,  (b) earnings of projects unseasoned in operating experience,  (c) rentals that begin when facilities are completed,  or
          (d)  payments  to which  some other  limiting  condition  attaches.  A parenthetical  rating denotes  probable credit stature upon completion of construction or elimination of basis of condition.


                                     EXHIBIT
                                       TO
                             BURNHAM INVESTORS TRUST
                       STATEMENT OF ADDITIONAL INFORMATION

                  CONCISE SUMMARY 2007 PROXY VOTING GUIDELINES
                       EFFECTIVE FOR MEETINGS FEB. 1, 2007
                              UPDATED DEC. 15, 2006

1. AUDITORS

AUDITOR RATIFICATION

Vote FOR proposals to ratify auditors, unless any of the following apply:

     o    An  auditor  has a  financial  interest  in or  association  with  the company, and is therefore not independent,
     o    There is reason to believe that the  independent  auditor has rendered an opinion which is neither  accurate nor  indicative of the company's financial position; or
     o    Fees for non-audit services ("Other" fees) are excessive.

2. BOARD OF DIRECTORS
VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Vote  CASE-BY-CASE  on  director  nominees,  examining,  but not limited to, the following factors:
     o    Composition of the board and key board committees;
     o    Attendance at board and committee meetings;
     o    Corporate governance provisions and takeover activity;
     o    Disclosures under Section 404 of Sarbanes-Oxley Act;
     o    Long-term company performance relative to a market and peer index;
     o    Extent of the director's investment in the company;
     o    Existence of related party transactions;
     o    Whether the chairman is also serving as CEO;
     o    Whether a retired CEO sits on the board;
     o    Number of outside boards at which a director  serves;
     o    Majority vote standard for director  elections  without a provision to allow for plurality voting when there are more nominees than seats.

WITHHOLD from individual directors who:
     o    Attend  less  than 75  percent  of the board  and  committee  meetings without a valid excuse (such as illness,  service to the nation,  work on behalf of the company);
     o    Sit on more than six public company boards;
     o    Are CEOs of public  companies  who sit on the  boards of more than two public  companies  besides their own--  withhold only at their outside boards.

WITHHOLD  from the entire board of  directors,  (except from new  nominees,  who should be considered on a CASE-BY-CASE basis) if:

     o    The company's proxy  indicates that not all directors  attended 75% of the  aggregate  of their board and  committee  meetings,  but fails to provide  the  required  disclosure  of  the  names  of  the  directors involved.  If this information  cannot be obtained,  withhold from all incumbent directors;
     o    The  company's  poison  pill has a  dead-hand  or  modified  dead-hand feature.  Withhold  every year until this  feature is  removed;
     o    The board adopts or renews a poison pill without shareholder  approval since  the  beginning  of  2005,  does not  commit  to  putting  it to shareholder  vote  within 12  months  of  adoption,  or  reneges  on a commitment  to put  the  pill to a vote,  and has not yet  received  a withhold recommendation for this issue;
     o    The  board  failed  to act on a  shareholder  proposal  that  received approval by a majority of the shares outstanding the previous year;
     o    The  board  failed  to act on a  shareholder  proposal  that  received approval  of  the  majority  of  shares  cast  for  the  previous  two consecutive years;
     o    The board  failed to act on takeover  offers where the majority of the shareholders tendered their shares;

     o    At the previous  board  election,  any director  received more than 50 percent  withhold  votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;
     o    The company is a Russell 3000 company that underperformed its industry group  (GICS  group)  under  the  criteria  discussed  in the  section
          "Performance Test for Directors".

WITHHOLD from  Inside  Directors  and  Affiliated  Outside  Directors  (per  the
Classification  of Directors  below)  when:
     o    The inside or affiliated  outside  director serves on any of the three key committees: audit, compensation, or nominating;
     o    The company lacks an audit,  compensation,  or nominating committee so that the full board functions as that committee;
     o    The company lacks a formal nominating committee, even if board attests that  the  independent  directors  fulfill  the  functions  of  such a committee;
     o    The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:
     o    The non - audit fees paid to the auditor are excessive (see discussion under Auditor Ratification);
     o    A material weakness  identified in the Section 404  Sarbanes-Oxley Act disclosures  rises to a level of serious  concern;  there are  chronic internal  control  issues  and an  absence  of  established  effective control mechanisms;
     o    There is persuasive  evidence that the audit committee entered into an inappropriate  indemnification  agreement with its auditor that limits the ability of the company, or its shareholders,  to pursue legitimate legal recourse against the audit firm.

WITHHOLD from the members of the Compensation Committee if:
     o    There is a negative  correlation between the chief executive's pay and company performance (see discussion under Equity Compensation Plans);
     o    The  company  reprices  underwater  options  for stock,  cash or other consideration without prior shareholder  approval,  even if allowed in their equity plan;
     o    The company fails to submit  one-time  transfers of stock options to a shareholder vote;
     o    The company fails to fulfill the terms of a burn rate  commitment they made to shareholders;
     o    The company has backdated options (see "Options Backdating" policy);
     o    The company has poor compensation  practices (see "Poor Pay Practices"
          policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD
Vote  AGAINST  proposals  to classify  the board.  Vote FOR  proposals to repeal classified boards, and to elect all directors annually.

INDEPENDENT CHAIR (SEPARATE CHAIR/CEO)
Generally vote FOR shareholder  proposals requiring an independent director fill the position of chair,  unless there are compelling reasons to recommend against the  proposal,  such as a  counterbalancing  governance  structure.  This should include all of the following:
     o    Has a designated  lead director,  elected by and from the  independent board members with clearly delineated and comprehensive  duties.  (The
          role  may  alternatively  reside  with  a  presiding  director,   vice
          chairman, or rotating lead director; however the director must serve a minimum  of one year in order to  qualify  as a lead  director.)  At a minimum these should include:
          -    Presiding  at all  meetings of the board at which the chairman is not  present,  including  executive  sessions of the  independent directors,
          -    Serving as  liaison  between  the  chairman  and the  independent directors,
          -    Approving information sent to the board,
          -    Approving meeting agendas for the board,
          -    Approves  meetings  schedules to assure that there is  sufficient time for discussion of all agenda items,
          -    Having  the  authority  to  call  meetings  of  the   independent
               directors,
          -    If requested by major shareholders, ensuring that he is available for consultation and direct communication;

o    Two-thirds independent board;
o    All-independent key committees;
o    Established governance guidelines;
o    The company does not under-perform its peers*.

*Starting in 2007, the industry peer group used for this  evaluation will change from the  4-digit  GICS  group to the  average of the 12  companies  in the same
6-digit GICS group that are closest in revenue to the company, and identified on the executive  compensation  page of proxy  analyses.  To fail, the company must under-perform  its  index and  industry  group on all 4  measures  (1 and 3 year performance, industry peers, and index).

MAJORITY VOTE SHAREHOLDER PROPOSALS
Generally vote FOR precatory and binding  resolutions  requesting that the board change the company's  bylaws to stipulate that directors need to be elected with an  affirmative  majority of votes cast,  provided it does not conflict with the state law where the company is incorporated.  Binding  resolutions need to allow for a carve-out for a plurality  vote standard when there are more nominees than board seats.  Companies are strongly  encouraged  to also adopt a  post-election policy (also know as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

3. PROXY CONTESTS
VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Vote  CASE-BY-CASE  on  the  election  of  directors  in  contested   elections,
considering the following factors:
     o    Long-term financial  performance of the target company relative to its industry;
     o    Management's track record;
     o    Background to the proxy contest;
     o    Qualifications of director nominees (both slates);
     o    Strategic  plan of  dissident  slate and quality of  critique  against management;
     o    Likelihood  that the  proposed  goals and  objectives  can be achieved
          (both slates);
     o    Stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES
Vote CASE-BY-CASE on proposals to reimburse proxy  solicitation  expenses.  When voting  in  conjunction  with  support  of  a  dissident  slate,  vote  FOR  the reimbursement of all appropriate proxy solicitation expenses associated with the election.

4. TAKEOVER DEFENSES POISON PILLS
Vote FOR  shareholder  proposals  requesting  that the company submit its poison pill  to a  shareholder  vote  or  redeem  it  UNLESS  the  company  has:  (1) A shareholder  approved  poison  pill in place;  or (2) The  company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:
     o    Shareholders have approved the adoption of the plan; or
     o    The  board,  in  its  exercise  of  its  fiduciary   responsibilities,
          determines that it is in the best interest of  shareholders  under the circumstances to adopt a pill without the delay in adoption that would result from seeking  stockholder  approval (i.e.  the "fiduciary  out"
          provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR  shareholder  proposals  calling  for poison  pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder  approved poison pill in place and has adopted a policy with the provisions  outlined above,  vote AGAINST the proposal.  If these conditions are not met,  vote FOR the  proposal,  but with the caveat that a vote within twelve months would be considered sufficient. Vote CASE-by-CASE on management proposals on poison pill ratification,  focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:
     o    No lower than a 20% trigger, flip-in or flip-over;
     o    A term of no more than three years;
     o    No dead-hand,  slow-hand,  no-hand or similar  feature that limits the ability of a future board to redeem the pill;
     o    Shareholder redemption feature (qualifying offer clause); if the board refuses  to  redeem  the  pill 90 days  after a  qualifying  offer  is announced,  ten  percent of the  shares may call a special  meeting or seek a written consent to vote on rescinding the pill.

SUPERMAJORITY VOTE REQUIREMENTS
Vote AGAINST  proposals to require a  supermajority  shareholder  vote. Vote FOR proposals to lower supermajority vote requirements.

5. MERGERS AND CORPORATE RESTRUCTURINGS
For mergers and  acquisitions,  review and evaluate the merits and  drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
          o VALUATION  - Is the value to be received by the target  shareholders
          (or paid by the acquirer)  reasonable?  While the fairness opinion may
          provide   an   initial   starting   point  for   assessing   valuation
          reasonableness,  emphasis  is  placed  on the  offer  premium,  market reaction and strategic rationale.
          o MARKET REACTION - How has the market responded to the proposed deal?
          A negative market reaction should cause closer scrutiny of a deal.
          o STRATEGIC RATIONALE - Does the deal make sense  strategically?  From where is the value derived?  Cost and revenue  synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
          o  NEGOTIATIONS  AND  PROCESS  - Were  the  terms  of the  transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for  shareholders.  Significant negotiation "wins" can also signify the deal makers'  competency.  The comprehensiveness  of the sales process (e.g.,  full auction,  partial auction, no auction) can also affect shareholder value.
          o CONFLICTS OF INTEREST - Are insiders benefiting from the transaction disproportionately  and  inappropriately  as compared  to  non-insider shareholders?  As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold  these  interests.  Consider  whether  these interests may have influenced  these directors and officers to support or  recommend  the  merger.  The  CIC  figure  presented  in the  "ISS
          Transaction  Summary"  section of this report is an  aggregate  figure that can in certain cases be a misleading  indicator of the true value transfer from  shareholders to insiders.  Where such figure appears to be excessive,  analyze the underlying assumptions to determine whether a potential conflict exists.
          o  GOVERNANCE  - Will the  combined  company  have a  better  or worse governance  profile  than  the  current  governance  profiles  of  the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6. STATE OF INCORPORATION

REINCORPORATION PROPOSALS
Vote  CASE-BY-CASE  on proposals to change a company's  state of  incorporation, taking into  consideration  both  financial and corporate  governance  concerns, including  the reasons  for  reincorporating,  a  comparison  of the  governance
provisions,   comparative   economic   benefits,   and  a   comparison   of  the
jurisdictional  laws.  Vote  FOR  re-incorporation  when  the  economic  factors outweigh any neutral or negative governance changes.

7. CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION
Vote  CASE-BY-CASE on proposals to increase the number of shares of common stock authorized  for issuance  using a model  developed by ISS. Vote FOR proposals to approve  increases beyond the allowable  increase when a company's shares are in danger of being de-listed or if a company's  ability to continue to operate as a going concern is uncertain.
In addition,  for capital requests that are less than or equal to 300 percent of the current  authorized shares and marginally fail the calculated  allowable cap
(i.e.,  exceed  the  allowable  cap  by  no  more  than  5  percent)  vote  on a
CASE-BY-CASE  basis,  In this  situation,  vote  FOR the  increase  based on the company's performance, and whether the company's ongoing use of shares has shown prudence.
ISSUE STOCK FOR USE WITH RIGHTS PLAN
Vote AGAINST  proposals that increase  authorized  common stock for the explicit purpose of  implementing  a  non-shareholder  approved  shareholder  rights plan
(poison pill).


PREFERRED STOCK

Vote  AGAINST  proposals  authorizing  the  creation of new classes of preferred stock with unspecified  voting,  conversion,  dividend  distribution,  and other rights ("blank check" preferred stock). Vote FOR proposals to create "de-clawed"
blank check preferred  stock (stock that cannot be used as a takeover  defense).
Vote FOR  proposals  to  authorize  preferred  stock in cases  where the company specifies the voting, dividend,  conversion,  and other rights of such stock and the terms of the preferred stock appear  reasonable.  Vote AGAINST  proposals to increase the number of blank check preferred stock  authorized for issuance when no shares have been issued or reserved for a specific purpose. Vote CASE-BY-CASE on  proposals  to increase  the number of blank  check  preferred  shares  after analyzing the number of preferred  shares  available for issue given a company's industry and performance in terms of shareholder returns.

8. EXECUTIVE AND DIRECTOR COMPENSATION

POOR PAY PRACTICES
WITHHOLD from compensation  committee  members,  CEO, and potentially the entire board, if the company has poor compensation practices, such as:
     o    Egregious  employment  contracts (e.g.,  those  containing  multi-year guarantees for bonuses and grants);
     o    Excessive perks that dominate  compensation  (e.g.,  tax gross-ups for personal  use of corporate  aircraft);
     o    Huge bonus payouts without  justifiable  performance linkage or proper disclosure;
     o    Performance  metrics  that are  changed  (e.g.,  canceled  or replaced during the  performance  period  without  adequate  explanation of the action and the link to performance);
     o    Egregious  pension/SERP   (supplemental   executive  retirement  plan)
          payouts (e.g., the inclusion of additional years of service not worked or  inclusion  of  performance-based  equity  awards  in  the  pension calculation);
     o    New CEO awarded an overly  generous new hire package (e.g.,  including excessive  "make whole"  provisions  or any of the poor pay  practices listed in this policy);
     o    Excessive  severance  provisions (e.g.,  including excessive change in control payments);
     o    Change  in  control   payouts  without  loss  of  job  or  substantial
          diminution of job duties;
     o    Internal pay disparity;
     o    Options backdating (covered in a separate policy); and

EQUITY COMPENSATION PLANS
Vote  CASE-BY-CASE on equity-based  compensation  plans. Vote AGAINST the equity plan if any of the following factors apply:

     o    The total cost of the company's equity plans is unreasonable;
     o    The plan  expressly  permits the  repricing of stock  options  without prior shareholder approval;
     o    There is a disconnect between CEO pay and the company's performance;
     o    The  company's  three year burn rate exceeds the greater of 2% and the mean plus 1 standard deviation of its industry group; or
     o    The plan is a vehicle for poor pay practices.

DIRECTOR COMPENSATION
Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the  company's  allowable  cap. On occasion,  director stock plans that set aside a  relatively  small  number of shares when  combined with employee or executive  stock  compensation  plans exceed the allowable cap.
Vote for the plan if ALL of the  following  qualitative  factors in the  board's compensation are met and disclosed in the proxy statement:

     o    Director stock ownership  guidelines with a minimum of three times the annual cash retainer.
     o    Vesting schedule or mandatory holding/deferral period:
          -    A minimum  vesting of three years for stock options or restricted stock; or
          -    Deferred  stock  payable  at  the  end of a  three-year  deferral period.
     o    Mix between cash and equity:
          -    A balanced  mix of cash and  equity,  for  example  40%  cash/60%
               equity or 50% cash/50% equity; or
          -    If the  mix is  heavier  on the  equity  component,  the  vesting schedule or deferral  period should be more  stringent,  with the lesser of five years or the term of directorship.
     o    No  retirement/benefits   and  perquisites  provided  to  non-employee
          directors; and
     o    Detailed disclosure provided on cash and equity compensation delivered to each  non-employee  director  for the most recent  fiscal year in a table.  The column  headers for the table may  include the  following:
          name of each  non-employee  director,  annual retainer,  board meeting fees, committee retainer, committee-meeting fees, and equity grants.

EMPLOYEE STOCK PURCHASE PLANS--QUALIFIED PLANS
Vote CASE-BY-CASE on qualified  employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:
     o    Purchase price is at least 85% of fair market value;
     o    Offering period is 27 months or less; and
     o    The number of shares allocated to the plan is ten percent or less of the outstanding shares.

EMPLOYEE STOCK PURCHASE PLANS--NON-QUALIFIED PLANS
Vote  CASE-by-CASE  on  nonqualified  employee  stock purchase  plans.  Vote FOR nonqualified employee stock purchase plans with all the following features:
     o    Broad-based participation (i.e., all employees of the company with the exclusion of  individuals  with 5% or more of beneficial  ownership of the company);
     o    Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
     o    Company  matching  contribution up to 25% of employee's  contribution, which is effectively a discount of 20% from market value;
     o    No discount on the stock price on the date of purchase, since there is a company matching contribution.

OPTIONS BACKDATING
In cases  where a  company  has  practiced  options  backdating,  WITHHOLD  on a
CASE-BY-CASE basis from the members of the compensation committee,  depending on the severity of the practices and the subsequent  corrective actions on the part of the board.  WITHHOLD from the compensation  committee members who oversaw the questionable  options  grant  practices or from current  compensation  committee members  who fail to  respond  to the issue  proactively,  depending  on several factors, including, but not limited to:
     o    Reason  and  motive  for  the  options   backdating   issue,  such  as
          inadvertent vs. deliberate grant date changes;
     o    Length of time of options backdating;
     o    Size of restatement due to options backdating;
     o    Corrective actions taken by the board or compensation committee,  such as canceling or repricing backdated options, or recouping option gains on backdated grants;
     o    Adoption of a grant policy that prohibits backdating,  and creation of a fixed  grant  schedule  or window  period  for equity  grants  going forward.

SEVERANCE  AGREEMENTS  FOR  EXECUTIVES/GOLDEN  PARACHUTES  Vote FOR  shareholder proposals to require golden parachutes or executive  severance  agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval  prior to entering into  employment  contracts.  Vote on a CASE-BY-CASE basis on  proposals  to  ratify  or  cancel  golden  parachutes.  An  acceptable parachute should include, but is not limited to, the following:

     o    The triggering mechanism should be beyond the control of management;
     o    The amount  should not exceed three times base amount  (defined as the average annual taxable W-2  compensation)  during the five years prior to the year in which the change of control occurs;
     o    Change-in-control payments should be double-triggered, i.e., (1) after a change  in  control  has taken  place,  and (2)  termination  of the executive  as a result of the change in control.  Change in control is defined as a change in the company ownership structure.

9. CORPORATE RESPONSIBILITY

ANIMAL RIGHTS
Generally  vote  AGAINST  proposals  to phase out the use of  animals in product testing unless:
     o    The company is conducting animal testing programs that are unnecessary or not required by regulation;
     o    The company is conducting  animal  testing when suitable  alternatives are accepted and used at peer firms;
     o    The company has been the  subject of recent,  significant  controversy related to its testing programs.

DRUG PRICING AND RE-IMPORTATION
Generally vote AGAINST proposals  requesting that companies  implement  specific price restraints on pharmaceutical products,  unless the company fails to adhere to  legislative  guidelines  or  industry  norms in its  product  pricing.  Vote
CASE-BY-CASE  on proposals  requesting  that the company  evaluate their product pricing considering:
     o    The existing level of disclosure on pricing policies;
     o    Deviation from established industry pricing norms;
     o    The company's  existing  initiatives  to provide its products to needy consumers;
     o    Whether  the  proposal  focuses on  specific  products  or  geographic regions.

Generally vote FOR proposals  requesting that companies  report on the financial and legal impact of their policies  regarding  prescription drug  re-importation unless such  information is already publicly  disclosed.  Generally vote AGAINST proposals  requesting  that companies  adopt  specific  policies to encourage or constrain prescription drug re-importation.
GENETICALLY MODIFIED FOODS
Vote  AGAINST  proposals  asking  companies  to  voluntarily  label  genetically engineered  (GE)  ingredients in their  products,  or  alternatively  to provide interim  labeling and eventually  eliminate GE ingredients  due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.
GENETICALLY MODIFIED FOODS
Vote  AGAINST  proposals  asking  companies  to  voluntarily  label  genetically engineered  (GE)  ingredients  in their  products  or  alternatively  to provide interim  labeling and eventually  eliminate GE ingredients  due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.
TOBACCO
Most  tobacco-related  proposals (such as on second-hand  smoke,  advertising to youth,  and  spin-offs  of  tobacco-related  business)  should be evaluated on a
CASE-BY-CASE basis.

TOXIC CHEMICALS
Generally vote FOR resolutions  requesting that a company discloses its policies related to toxic  chemicals.  Vote  CASE-BY-CASE on resolutions  requesting that companies  evaluate  and  disclose  the  potential  financial  and  legal  risks associated with utilizing certain chemicals.
Generally  vote AGAINST  resolutions  requiring that a company  reformulate  its products within a certain timeframe,  unless such actions are required by law in specific markets. ARCTIC NATIONAL WILDLIFE REFUGE Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic
National Wildlife Refuge (ANWR) unless:
     o    New  legislation is adopted  allowing  development and drilling in the
          ANWR region;
     o    The company intends to pursue operations in the ANWR; and
     o    The company has not  disclosed  an  environmental  risk report for its
          ANWR operations.

CONCENTRATED AREA FEEDING OPERATIONS (CAFOS)
Vote FOR  resolutions  requesting  that companies  report to shareholders on the risks and liabilities associated with CAFOs, unless:
     o    The company has publicly  disclosed  guidelines  for its corporate and contract farming operations, including compliance monitoring; or
     o    The company does not directly source from CAFOs.

GLOBAL WARMING AND KYOTO PROTOCOL COMPLIANCE
Generally  vote FOR proposals  requesting a report on  greenhouse  gas emissions from company  operations  and/or  products  unless this  information  is already publicly  disclosed or such factors are not  integral to the  company's  line of business.
Generally  vote AGAINST  proposals  that call for  reduction in  greenhouse  gas emissions by  specified  amounts or within a  restrictive  time frame unless the company lags industry standards and has been the subject of recent,  significant fines or litigation resulting from greenhouse gas emissions.
Generally  vote  FOR  resolutions   requesting  that  companies   outline  their
preparations  to comply with standards  established by Kyoto Protocol  signatory markets unless:
     o    The company does not maintain operations in Kyoto signatory markets;
     o    The  company  already  evaluates  and  substantially   discloses  such
          information; or,
     o    Greenhouse  gas  emissions do not  significantly  impact the company's core businesses.

POLITICAL CONTRIBUTIONS
Vote  CASE-BY-CASE  on  proposals  to  improve  the  disclosure  of a  company's
political   contributions   considering:   recent  significant   controversy  or
litigation  related to the company's  political  contributions  or  governmental affairs;  and the public  availability  of a policy on political  contributions.
Vote AGAINST proposals barring the company from making political contributions.
LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE
Vote CASE-BY-CASE on proposals to review ways of linking executive  compensation
to  social  factors,  such  as  corporate  downsizings,   customer  or  employee
satisfaction,  community involvement,  human rights,  environmental performance, predatory lending, and executive/employee pay disparities.
OUTSOURCING/OFF-SHORING
Vote  CASE-BY-CASE  on  proposals  calling for  companies to report on the risks associated  with  outsourcing,  considering:  the risks  associated with certain international  markets;  the  utility  of such a  report  to  shareholders;  the existence  of a publicly  available  code of  corporate  conduct that applies to international operations.
COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS
Vote CASE-BY-CASE on requests for reports detailing the company's  operations in a  particular  country  and on  proposals  to  implement  certain  human  rights standards  at  company  facilities  or those of its  suppliers  and to commit to outside, independent monitoring.

10. MUTUAL FUND PROXIES

ELECTION OF DIRECTORS
Vote CASE-BY-CASE on the election of directors and trustees,  following the same guidelines for uncontested  directors for public company  shareholder  meetings.
However, mutual fund boards do not usually have compensation  committees,  so do not withhold for the lack of this committee.
CONVERTING CLOSED-END FUND TO OPEN-END FUND

Vote CASE-BY-CASE on conversion proposals, considering the following factors:
     o    Past performance as a closed-end fund;
     o    Market in which the fund invests;
     o    Measures taken by the board to address the discount; and
     o    Past  shareholder  activism,  board  activity,  and  votes on  related proposals.

ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT
Generally vote AGAINST  shareholder  proposals  that mandate a specific  minimum amount of stock that  directors must own in order to qualify as a director or to remain  on  the  board.
REIMBURSE   SHAREHOLDER  FOR  EXPENSES  INCURRED  Vote
CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation  expenses.
When  supporting  the  dissidents,  vote  FOR  the  reimbursement  of the  proxy solicitation expenses.


                             BURNHAM INVESTORS TRUST
                         POST-EFFECTIVE AMENDMENT NO. 80

                                     PART C

OTHER INFORMATION

ITEM 23. EXHIBITS.

(a)(1) Agreement and Declaration of Trust, dated August 20, 1998. (1)

(a)(2) Amendment to Declaration of Trust, dated November 14, 2002. (3)

(a)(3) Amendment to Declaration of Trust, dated August 15, 2005. (8)

(a)(4) Amendment to Declaration of Trust, dated October 25, 2005. (8)

(b)(1) By-Laws dated August 20, 1998, as amended on August 27, 1998. (1)

(b)(2) Amendment to By-Laws dated November 14, 2004. (7)

(b)(3) Amendment to By-Laws dated October 25, 2005. (8)

(b)(4) Amendment to By-Laws dated March 9, 2006. (8)

(c)    None.

(d)(1) Investment  Advisory  Agreement  between the Registrant and Burnham Asset
       Management  Corporation with respect to Burnham Fund,  Burnham  Financial
       Services  Fund,  Burnham  Small Cap Value Fund and Burnham US  Government
       Money Market Fund. (2)

(d)(2) Investment   Subadvisory   Agreement  between  Burnham  Asset  Management
       Corporation  and Mendon Capital  Advisors  Corp.  with respect to Burnham
       Financial Services Fund. (2)

(d)(3) Investment   Subadvisory   Agreement  between  Burnham  Asset  Management
       Corporation and Reich & Tang Asset Management, LP with respect to Burnham
       U.S. Government Money Market Fund. (2)

(d)(4) Amendment to the Investment  Subadvisory  Agreement between Burnham Asset
       Management Corporation and Reich & Tang Asset Management, LP with respect to Burnham U.S. Government Money Market Fund.*

(d)(5) Investment  Advisory  Agreement  between the Registrant and Burnham Asset
       Management Corporation with respect to Burnham Financial Industries Fund.
       (6)

(d)(6) Investment   Subadvisory   Agreement  between  Burnham  Asset  Management
       Corporation  and Mendon Capital  Advisors  Corp.  with respect to Burnham
       Financial Industries Fund. (6)


(e)    Amended and Restated  Distribution  Contract  between the  Registrant and
       Burnham Securities Inc. (6)

(f)    None.

(g)(1) Custodian  Contract between the Registrant and Brown Brothers  Harriman &
       Co. (8)

(h)(1) Transfer Agency Agreement between the Registrant and PFPC Inc. (8)

(h)(2) Administration   Agreement  between  the  Registrant  and  Burnham  Asset
       Management Corporation. (1)

(h)(3) Expense   Limitation   Agreement   between   Burnham   Asset   Management
       Corporation,  Burnham  Securities,  Inc. and the  Registrant on behalf of each series of the Burnham  Fund,  Burnham  Financial  Services  Fund and
       Burnham Financial Industries Fund.*

(i)    Consent of counsel-not applicable

(j)    Consent of independent registered public accounting firm.*

(k)    Omitted Financial Statements- not applicable

(l)    None.

(m)(1) Rule 12b-1 Plans for Class A, Class B and Class C shares of Burnham Fund,
       Burnham  Financial  Services Fund,  Burnham  Financial  Industries  Fund,
       Burnham Long/Short Equity Fund and Burnham Small Cap Value Fund. (4)

(n)    Rule 18f-3 Multiple Class Plan. (4)

(p)(1) Code of Ethics applicable to Burnham Investors Trust. (8)+

(p)(2) Code of Ethics  applicable to Burnham Asset  Management  Corporation  and
       Burnham Securities, Inc. +

(p)(3) Code of Ethics applicable to Mendon Capital Advisers Corp.(8)+

(q)    Powers-of-Attorney. (5) (8)

--------------------------------------------------------------------------------
*           Filed herewith
+           Under Rule 17j-1 of The Investment  Company Act of 1940,
            as amended,  no code of ethics is required of an investment  adviser to a money market fund.  As such,  no code of ethics  applicable  to
            Reich and Tang Asset  Management  LLC,  subadviser  to Burnham  U.S.
            Government Money Market Fund is included.
(1)         Incorporated by reference to post-effective  amendment no.
            67 (File Nos. 2-17226 and 811-994) (filed February 18, 1999).


(2)         Incorporated by reference to post-effective  amendment no.
            71 (File Nos. 2-17226 and 811-994) (filed April 30, 2001).
(3)         Incorporated by reference to post-effective  amendment no.
            73 (File Nos. 2-17226 and 811-994) (filed April 30, 2003).
(4)         Incorporated by reference to post-effective  amendment no.
            74 (File Nos. 2-17226 and 811-994) (filed January 16, 2004).
(5)         Incorporated by reference to post-effective  amendment no.
            75 (File Nos. 2-17226 and 811-994) (filed March 31, 2004).
(6)         Incorporated by reference to post-effective  amendment no.
            76 (File Nos. 2-17226 and 811-994) (filed April 29, 2004).
(7)         Incorporated by reference to post-effective  amendment no.
            77 (File Nos. 2-17226 and 811-994) (filed February 25, 2005).
(8)         Incorporated by reference to post-effective  amendment no.
            79 (File Nos. 2-17226 and 811-994) (filed on April 28, 2006).

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH
         THE REGISTRANT.

To the knowledge of the Registrant,  it does not control,  is not controlled by, and is not under common control with any other person.

ITEM 25. INDEMNIFICATION.

Except for the Agreement and Declaration of Trust, dated August 20, 1998, establishing the Registrant as a trust under Delaware law, there is no contract, arrangement or statute under which any director, officer, underwriter or affiliated person of the Registrant is insured or indemnified. The Declaration of Trust provides that no trustee or officer will be indemnified against any liability of which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence of reckless disregard of such person's duties.

Registrant's Trustees and officers are insured under a standard investment company errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their capacities as such.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

The information required by this item is set forth in the Form ADV of the
Registrant's investment adviser, Burnham Asset Management Corporation. The following sections of the Form ADV are incorporated herein by reference:

         (a) Items 1 and 2 of Part 2; and
         (b) Section IV, Business Background, of each Schedule D

The information required by this item is set forth in the Form ADV of the
Registrant's investment subadviser, Mendon Capital Advisers Corp. The following sections of the Form ADV are incorporated herein by reference:

         (a) Items 1 and 2 of Part 2; and
         (b) Section IV, Business Background, of each Schedule D

The information required by this item is set forth in the Form ADV of the
Registrant's investment subadviser, Reich & Tang Asset Management LP. The following sections of the Form ADV are incorporated herein by reference:

         (a) Items 1 and 2 of Part 2; and
         (b) Section IV, Business Background, of each Schedule D

ITEM 27. PRINCIPAL UNDERWRITERS.

(1)      Burnham  Securities Inc. is the principal distributor of
         the Registrant's shares.

(2)      The officers and  directors of the  Distributor who also
         serve the Registrant are as follows:


Name                   Position with Distributor                    Position with Registrant
----                   -------------------------                    ------------------------

Jon M. Burnham         Chairman of the Board                        President, Chief
                       Chief Executive Officer                      Executive Officer and
                       and Director                                 Chairman of the Board

Debra B. Hyman         Vice President and                           Executive Vice President
                       Director

Ronald M. Geffen       Managing Director                            Vice President

Frank A. Passantino    First Vice President                         Vice President,
                                                                    Assistant Secretary and
                                                                    Anti-Money Laundering Officer

Thomas Calabria        Vice President - Compliance                  Chief Compliance Officer


The  principal  business  address  of all such  persons  is 1325  Avenue  of the
Americas, 26th Floor, New York, New York 10019.

(3)         No commissions or other compensation have been paid by the
            Registrant, directly or indirectly, to any principal underwriter who is not an  affiliated  person  of the  Registrant  or an  affiliated person of such an affiliated person during the last fiscal year.


ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

            Burnham Asset Management Corporation
            1325 Avenue of the Americas, 26th Floor
            New York, New York 10019

            PFPC Inc.
            760 Moore Rd.
            King of Prussia, PA  19406-0903

            Brown Brothers Harriman & Co.
            40 Water Street
            Boston, MA  02109

ITEM 29. MANAGEMENT SERVICES.

The Registrant has not entered into any management-related service contracts not discussed in Part A or B of this Registration Statement.

ITEM 30. UNDERTAKINGS.

None.


                                   SIGNATURES

Pursuant to the  requirements  of the  Securities Act of 1933 and the Investment
Company Act of 1940,  Burnham Investors Trust certifies that it meets all of the requirements for effectiveness of this registration  statement  pursuant to Rule
485(b) under the Securities Act of 1933 and has duly caused this  post-effective amendment No. 80 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and State of New York on the
30th day of April, 2007.

BURNHAM INVESTORS TRUST

         By /s/ Jon M. Burnham               *
           ----------------------------------
         Jon M. Burnham
         Chairman, President and Chief Executive Officer

Pursuant to the  requirements  of the Securities  Act of 1933, as amended,  this post-effective  amendment No. 80 to the registration  statement on Form N-1A has been signed below by the following  persons in the  capacities  and on the dates indicated:

SIGNATURE                    TITLE                        DATE

/s/ Jon M. Burnham           President, Chief
-----------------------
Jon M. Burnham*              Executive Officer,         April 30, 2007
                             Chairman and Trustee

/s/ Michael E. Barna         Executive Vice President,
--------------------         Chief Financial
Michael E. Barna             Officer and Secretary      April 30, 2007

/s/ Joyce E. Heinzerling
------------------------
Joyce E. Heinzerling*        Trustee                    April 30, 2007

/s/ Suzanne D. Jaffe
--------------------
Suzanne D. Jaffe*            Trustee                    April 30, 2007

/s/ David L. Landsittel
-----------------------
David L. Landsittel          Trustee                    April 30, 2007

/s/ John C. McDonald
--------------------
John C. McDonald*            Trustee                    April 30, 2007

/s/ Donald B. Romans
--------------------
Donald B. Romans*            Trustee                    April 30, 2007

/s/ Robert F. Shapiro
---------------------
Robert F. Shapiro*           Trustee                    April 30, 2007

/s/ George Stark
----------------
George Stark*                Trustee                    April 30, 2007

*By: /s/ Michael E. Barna
     -----------------------------
Michael E. Barna, Attorney-in-fact under powers of attorney previously filed.

                                  EXHIBIT INDEX

Exhibit Number and Exhibit Description
--------------
(d)(4)      Amendment to Investment Subadvisory Agreement between Burnham
            Asset Management  Corporation and Reich & Tang Asset Management,  LP
            with respect to Burnham U.S. Government Money Market Fund.

(h)(3)      Expense Limitation Agreement between Burnham Asset Management
            Corporation,  Burnham Securities,  Inc. and the Registrant on behalf of each series of the Burnham Fund,  Burnham Financial Services Fund and Burnham Financial Industries Fund.

(j)         Consent of independent registered public accounting firm.

                            STATEMENT OF DIFFERENCES
                            ------------------------

Characters  normally  expressed as  superscript  shall be preceded by 'pp'.  The section  symbol  shall be  expressed  as 'SS'.  The service mark symbol shall be expressed as 'sm'.